As filed with the Securities and Exchange Commission on 18 April 1997
                                                       Registration No. 33-27242
                                                                811-5382

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                         POST-EFFECTIVE AMENDMENT NO. 9
                                       TO
                                    FORM S-6

                   FOR REGISTRATION UNDER THE SECURITIES ACT
                    OF 1933 OF SECURITIES OF UNIT INVESTMENT
                        TRUSTS REGISTERED ON FORM N-8B-2

              SEPARATE ACCOUNT A OF PARAGON LIFE INSURANCE COMPANY
                           (Exact Name of Registrant)

                         PARAGON LIFE INSURANCE COMPANY
                         100 South Brentwood Boulevard
                              St. Louis, MO  63105
                    (Address of Principal Executive Office)

                          Matthew P. McCauley, Esquire
                         Paragon Life Insurance Company
                               700 Market Street
                              St. Louis, MO  63101
               (Name and Address of Agent for Service of Process)

                                    Copy to:

                            Stephen E. Roth, Esquire
                          Sutherland, Asbill & Brennan
                          1275 Pennsylvania Ave., N.W.
                          Washington, D.C.  20004-2404

It is proposed that this filing will become effective (check appropriate box)

        immediately upon filing pursuant to paragraph (b)
   X    on April 31, 1997 pursuant to paragraph (b)
        60 days after filing pursuant to paragraph (a)(i)
        on (     ) pursuant to paragraph (a)(1) of Rule 485
        this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Registrant has registered an indefinite number of its shares under the Securities Act of l933 pursuant to Rule 24f-2 under the Investment Company Act of l940. The notice required by such rule for the Registrant's most recent year was filed on February 28, 1997.

33-27242

                      RECONCILIATION AND TIE BETWEEN ITEMS
                       IN FORM N-8B-2 AND THE PROSPECTUS

Item No. of
Form N-8B-2            Caption in Prospectus

    1.                 Cover Page
    2.                 Cover Page
    3.                 Not Applicable
    4.                 Distribution of the Policies
    5.                 The Company and the Separate Account
    6.                 The Separate Account
    7.                 Not Required
    8.                 Not Required
    9.                 Legal Proceedings
   10.                 Summary; American Variable Insurance
                        Series; Charges and Deductions; Policy
                        Benefits; Policy Rights; Voting Rights;
                        General Matters Relating to the Policy
   11.                 Summary; American Variable Insurance
                        Series
   12.                 Summary; American Variable Insurance
                        Series
   13.                 Summary; Charges and Deductions; American
                        Variable Insurance Series
   14.                 Summary; Payment and Allocation of
                        Premiums
   15.                 Payment and Allocation of Premiums
   16.                 Payment and Allocation of Premiums;
                        American Variable Insurance Series
   17.                 Summary; Charges and Deductions; Policy
                        Rights; American Variable Insurance
                        Series
   18.                 American Variable Insurance Series;
                        Payment and Allocation of Premiums
   19.                 General Matters Relating to the Policy;
                        Voting Rights
   20.                 Not Applicable
   21.                 Policy Rights; General Matters Relating to
                        the Policy
   22.                 Not Applicable
   23.                 Safekeeping of the Separate Account's
                        Assets
   24.                 General Matters Relating to the Policy
   25.                 The Company and the Separate Account
   26.                 Not Applicable
   27.                 The Company and the Separate Account
   28.                 Management of the Company
   29.                 The Company and the Separate Account
   30.                 Not Applicable
   31.                 Not Applicable

Item No. of
Form N-8B-2            Caption in Prospectus

   32.                 Not Applicable
   33.                 Not Applicable
   34.                 Not Applicable
   35.                 The Company and the Separate Account
   36.                 Not Required
   37.                 Not Applicable
   38.                 Summary; Distribution of the Policies
   39.                 Summary; Distribution of the Policies
   40.                 Not Applicable
   41.                 The Company and the Separate Account;
                        Distribution of the Policies
   42.                 Not Applicable
   43.                 Not Applicable
   44.                 Payment and Allocation of Premiums
   45.                 Not Applicable
   46.                 Policy Rights
   47.                 American Variable Insurance Series
   48.                 Not Applicable
   49.                 Not Applicable
   50.                 The Separate Account
   51.                 Cover Page; Summary; Charges and
                        Deductions; Policy Rights; Policy
                        Benefits; Payment and Allocation of
                        Premiums
   52.                 American Variable Insurance Series
   53.                 Federal Tax Matters
   54.                 Not Applicable
   55.                 Not Applicable
   56.                 Not Required
   57.                 Not Required
   58.                 Not Required
   59.                 Not Required

                    [LOGO - PARAGON LIFE INSURANCE COMPANY]




                         [LOGO - GROUP AMERICAN PLUS]




             GROUP FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES

             Prospectus dated May 1, 1997


                                                                           50405

                           FLEXIBLE PREMIUM VARIABLE
                            LIFE INSURANCE POLICIES

                                   ISSUED BY

                         PARAGON LIFE INSURANCE COMPANY
                              100 SOUTH BRENTWOOD
                              ST. LOUIS, MO 63105
                                 (314) 862-2211

  This Prospectus describes flexible premium variable life insurance policies offered by Paragon Life Insurance Company (the "Company") which are designed for use in group insurance programs. Certificates setting forth the rights of the Owners and/or Insureds will be issued under a Group Contract issued to a Contractholder. Certificates are referred to in this Prospectus as "Policy" or "Policies."

  The Policies are designed to provide lifetime insurance protection to age 95 and at the same time provide flexibility to vary premium payments and change the level of death benefits payable under the Policies. This flexibility allows an Owner to provide for changing insurance needs under a single insurance policy. An Owner also has the opportunity to allocate net premiums among several investment portfolios with different investment objectives.

  The Policy provides for: (1) a Cash Surrender Value that can be obtained by surrendering the Policy; (2) Policy Loans; and (3) a death benefit payable at the Insured's death. As long as a Policy remains in force, the death benefit payable on the Insured's death will not be less than the current Face Amount of the Policy. The insurance under a Policy will remain in force so long as its Cash Surrender Value is sufficient to pay certain monthly charges imposed in connection with the Policy.

  The Owner may allocate net premiums to one or more of the Divisions of the Separate Account A (the "Separate Account"). The duration of the Policy and the amount of the Cash Value will vary to reflect the investment performance of the Divisions of the Separate Account selected by the Owner, and, depending on the death benefit option elected, the amount of the death benefit above the minimum may also vary with that investment performance. Thus, the Owner bears the entire investment risk under the Policies; there is no minimum guaranteed Cash Value.

  Each Division of the Separate Account will invest solely in a corresponding investment portfolio of American Variable Insurance Series, an investment company currently consisting of nine separate investment portfolios, or "Funds": Cash Management Fund, High-Yield Bond Fund, Growth-Income Fund, Growth Fund, Asset Allocation Fund, International Fund, Bond Fund, Global Growth Fund and U.S. Government/AAA Rated Securities Fund. The accompanying prospectus for American Variable Insurance Series describes the investment objectives and policies, and the risks of the Funds.

  It may not be advantageous to purchase a Policy as a replacement for another type of life insurance or as a means to obtain additional insurance protection if the purchaser already owns another flexible premium variable life insurance policy.

  THIS PROSPECTUS MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS FOR AMERICAN VARIABLE INSURANCE SERIES.

 THESE SECURITIES HAVE NOT BEEN APPROVED  OR DISAPPROVED BY THE SECURITIES AND
  EXCHANGE  COMMISSION, NOR HAS  THE COMMISSION PASSED  UPON THE ACCURACY  OR
    ADEQUACY OF  THIS PROSPECTUS. ANY  REPRESENTATION TO THE CONTRARY  IS A
     CRIMINAL OFFENSE.

  Please Read This Prospectus Carefully And Retain It For Future Reference.

                  The Date Of This Prospectus Is May 1, 1997.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Definitions................................................................   3
Summary....................................................................   4
The Company and the Separate Account.......................................   9
  The Company..............................................................   9
  The Separate Account.....................................................  10
  American Variable Insurance Series.......................................  10
  Addition, Deletion, or Substitution of Investments.......................  12
Payment and Allocation of Premiums.........................................  13
  Issuance of a Policy.....................................................  13
  Premiums.................................................................  13
  Allocation of Net Premiums and Cash Value................................  14
  Policy Lapse and Reinstatement...........................................  15
Policy Benefits............................................................  16
  Death Benefit............................................................  16
  Cash Value...............................................................  20
Policy Rights and Privileges...............................................  22
  Exercising Rights and Privileges Under the Policies......................  22
  Loans....................................................................  22
  Surrender and Partial Withdrawals........................................  23
  Transfers................................................................  24
  Right to Examine Policy..................................................  25
  Conversion Right to a Fixed Benefit Policy...............................  25
  Eligibility Change Conversion............................................  26
  Payment of Benefits at Maturity..........................................  26
  Payment of Policy Benefits...............................................  26
Charges and Deductions.....................................................  27
  Sales Charges............................................................  27
  Premium Tax Charge.......................................................  28
  Monthly Deduction........................................................  28
  Partial Withdrawal Transaction Charge....................................  30
  Separate Account Charges.................................................  30
General Matters Relating to the Policy.....................................  31
Distribution of the Policies...............................................  33
General Provisions of the Group Contract...................................  33
Federal Tax Matters........................................................  35
Safekeeping of the Separate Account's Assets...............................  38
Voting Rights..............................................................  38
State Regulation of the Company............................................  39
Management of the Company..................................................  39
Legal Matters..............................................................  40
Legal Proceedings..........................................................  40
Experts....................................................................  40
Additional Information.....................................................  41
Financial Statements.......................................................  41
Appendix A................................................................. A-1

                 THE POLICIES ARE NOT AVAILABLE IN ALL STATES.

  THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER, SALESMAN, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

                                  DEFINITIONS

  Attained Age--The Issue Age of the Insured plus the number of completed Policy Years.

  Associated Companies--Those companies listed in a Group Group Contract's specifications pages that are under common control through stock ownership, contract or otherwise, with the Contractholder.

  Beneficiary--The person(s) named in an application for Individual Insurance or by later designation to receive Policy proceeds in the event of the Insured's death. A Beneficiary may be changed as set forth in the Policy and this Prospectus.

  Cash Value--The total amount that a Policy provides for investment at any time. It is equal to the total of the amounts credited to the Owner in the Separate Account and in the Loan Account.

  Cash Surrender Value--The Cash Value of a Policy on the date of surrender, less any Indebtedness, and any contingent deferred sales charges.

  Certificate--A document issued to Owners of Policies issued under Group Group Group Contracts, setting forth or summarizing the Owner's rights and benefits.

  Contractholder--The entity that is issued a Group Contract, which may be a broker-dealer engaged in the distribution of the Policies.

  Division--A subaccount of the Separate Account. Each Division invests exclusively in the shares of a Fund of American Variable Insurance Series.

  Face Amount--The minimum death benefit under the Policy so long as the Policy remains in force.

  Fund--A separate investment portfolio of the American Variable Insurance Series, a mutual fund in which the Separate Account's assets are invested.

  Group Contract--A group flexible premium variable life insurance contract issued to the Contractholder by the Company.

  Guideline Annual Premium--The annual amount of premium that would be payable through the Maturity Date of a Policy for the specified Face Amount and Death Benefit Option, if premiums were fixed by the Company as to both timing and amount, and were based on the guaranteed mortality rates of 125% of the 1980 Commissioners Standard Ordinary Mortality Table C, net investment earnings at an annual effective rate of five percent, and fees and charges as set forth in the Policy.

  Home Office--The service office of the Company, the mailing address of which is 100 South Brentwood, St. Louis, Missouri 63105.

  Indebtedness--The sum of all unpaid Policy Loans and accrued interest charged on loans.

  Individual Insurance--Insurance provided under a Group Contract.

  Insured--The person whose life is insured under a Policy.

  Investment Start Date--The date the initial premium is applied to the Divisions of the Separate Account. This date is the later of the Issue Date or the date the initial premium is received at the Company's Home Office.

  Issue Age--The Insured's Age at his or her last birthday as of the date the Policy is issued.

  Issue Date--The effective date of coverage under a Policy. The Issue Date is the date from which Policy Anniversaries, Policy Years, and Policy Months are measured.

  Loan Account--The account of the Company to which amounts securing Policy Loans are allocated. It is a part of the Company's general assets.

  Loan Value--The maximum amount that may be borrowed under a Policy after the first Policy Anniversary.

  Maturity Date--The Policy Anniversary on which the Insured reaches Attained Age 95.

  Monthly Anniversary--The same date in each succeeding month as the Issue Date except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.

  Net Premium--The premium less any sales charge and any charge for premium taxes.

  Owner--The Owner of a Policy, as designated in the application or as subsequently changed.
  Policy--The Certificate offered by the Company and described in this Prospectus.

  Policy Anniversary--The same date each year as the Issue Date.

  Policy Month--A month beginning on the Monthly Anniversary.

  Policy Year--A period beginning on a Policy Anniversary and ending on the day immediately preceding the next Policy Anniversary.

  Separate Account--Separate Account A, a separate investment account established by the Company to receive and invest the net premiums paid under the Policy.

  Valuation Date--Each day that the New York Stock Exchange is open for trading, except on the day after Thanksgiving when the Company is closed.

  Valuation Period--The period between two successive Valuation Dates, commencing at the close of business of a Valuation Date and ending at the close of business of the next succeeding Valuation Date.

                                    SUMMARY

  The following summary of Prospectus information should be read in conjunction with the detailed information appearing elsewhere in this Prospectus. Unless otherwise indicated, the description of the Policies contained in this Prospectus assumes that a Policy is in effect and that there is no outstanding Indebtedness.

  The Policy. The Policies described in this Prospectus are issued in connection with group insurance programs pursuant to Group Contracts entered into between the Company and Contractholders. (See "General Provisions of the Group Contract.") The group must exist for purposes other than to obtain insurance. Provided there is sufficient Cash Surrender Value, Individual Insurance under a Policy will continue should the Group Contract or the Owner's eligibility under the Group Contract terminate. (See "Payment and Allocation of Premiums--Issuance of a Policy.")

  The Policies are life insurance contracts with death benefits, cash values, surrender rights, policy loan privileges, and other features traditionally associated with life insurance. The Policies are "variable" policies because, unlike the fixed benefits under an ordinary life insurance contract, the Cash Value and, under certain circumstances, the death benefit under a Policy may increase or decrease depending upon the investment performance of the Divisions of the Separate Account to which the Owner has allocated net premium payments. However, so long as a Policy's Cash Surrender Value continues to be sufficient to pay the monthly deduction, an Owner is guaranteed a minimum death benefit equal to the Face Amount of his or her Policy.

  The Separate Account. The Owner may allocate the net premiums to one or more Divisions of the Separate Account. The Separate Account currently consists of nine Divisions, each of which invests in shares of a corresponding Fund of American Variable Insurance Series. The nine Funds currently available are the Cash Management Fund, the High-Yield Bond Fund, the Growth-Income Fund, the Growth Fund, the Asset Allocation Fund, the International Fund, the Bond Fund, the Global Growth Fund, and the U.S. Government Guaranteed/AAA Rated Securities Fund. Each Fund has a different investment objective. (See "The Company and the Separate Account--American Variable Insurance Series.") An Owner may change future allocations of net premiums at any time by notifying the Company directly.

  Subject to certain restrictions, an Owner may transfer Cash Values among the Divisions of the Separate Account. Currently, no charge is assessed for transfers. The Company reserves the right to modify the transfer privilege. (See "Policy Rights and Privileges--Transfers.")

  Premiums. An Owner has flexibility concerning the amount and frequency of premium payments. An initial premium equal to one-twelfth (1/12) of the planned annual premium set forth in the specifications page of a Policy is necessary to place a Policy in force. The planned annual premium is an amount specified for each Policy based on the requested initial Face Amount and certain other factors. The initial premium and subsequent planned premiums generally will be remitted by the Contractholder on behalf of the Owner at intervals agreed to by the Contractholder, typically monthly. However, as is discussed below, planned premiums need not be paid so long as there is sufficient Cash Surrender Value to keep the Policy in force. Subject to certain limitations, additional premium payments in any amount and at any frequency may be made directly by the Owner. Some Contractholders may offer a cash management or financial services account where amounts may be held in a money market mutual fund. If the Owner has such an account, subject to the Contractholder's approval, planned premium payments may be made from this account. (See "Payment and Allocation of Premiums-- Issuance of a Policy--Premiums.")

  A Policy will lapse (and terminate without value) when the Cash Surrender Value is insufficient to pay the next monthly deduction and a grace period of 62 days expires without an adequate payment being made by the Owner (see "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.") The Policies, therefore, differ in two important respects from conventional life insurance policies. First, the failure to make planned premium payments following the initial premium payment will not itself cause a Policy to lapse. Second, under the circumstances described above, a Policy can lapse even if planned premiums have been paid. Thus, the payment of premiums in any amount does not guarantee that the Policy will remain in force until the Maturity Date. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

  Death Benefit. Death benefit proceeds are payable to the named Beneficiary when the Insured under a Policy dies. Two death benefit options are available. Under the "Level Type" death benefit, the death benefit is the Face Amount of the Policy or, if greater, the applicable percentage of Cash Value. Under the "Increasing Type" death benefit, the death benefit is the Face Amount of the Policy plus the Cash Value or, if greater, the applicable percentage of Cash Value. So long as a Policy remains in force, the minimum death benefit under either option will be at least equal to the current Face Amount. The death benefit proceeds will be increased by the amount of the cost of insurance for the portion of the month from the date of death to the end of the month, and reduced by any outstanding Indebtedness. (See "Policy Benefits--Death Benefit.")

  The minimum initial Face Amount is generally $25,000 under the Company's current rules. The Owner may generally change the Face Amount and the death benefit option, but in certain cases evidence of insurability may be required. (See "Policy Benefits--Death Benefit.")

  Benefits under the Policy may be paid in a single sum or under one of the settlement options set forth in the Policy. (See "Policy Benefits--Death Benefit," and "Policy Rights and Privileges--Payment of Policy Benefits.")

  Cash Value. The Policies provide for a Cash Value equal to the total of the Policy's Cash Value in the Separate Account and the Loan Account (securing Policy Loans). A Policy's Cash Value will reflect the amount and frequency of premium payments, the investment performance of any selected Divisions of the Separate Account, any Policy Loans, any partial withdrawals, and the charges imposed in connection with the Policy. (See "Policy Benefits--Cash Value.") There is no minimum guaranteed Cash Value.

  Charges and Deductions. The sales charges imposed will consist of a front-end sales charge of 2.5 percent, which is deducted from premiums paid ("premium expense charge"), and a contingent deferred sales charge.

  The contingent deferred sales charge will be assessed against the Cash Value under a Policy upon a surrender, lapse, or decrease in Face Amount during the first ten Policy Years. Assuming that no increases in Face Amount have become effective, the charge will be 25 percent of premiums actually received by the Company in the first Policy Year up to the guideline annual premium for the initial Face Amount. The amount of the charge will decrease each year after the first Policy Year by one-tenth of the total charge until it reaches zero at the end of ten Policy Years. The timing of premium payments may affect the amount of the charge under a Policy, because the contingent deferred sales charge is based only on premiums actually received by the Company in the first Policy Year.

  For any increase in the Face Amount an additional contingent deferred sales charge will be calculated equal to a percentage of premiums associated with the increase up to the guideline premium for the increase. See "Charges and Deductions--Sales Charges," for a discussion of the manner in which premiums are associated with an increase. The additional charge calculated for the increase will also decrease by one-tenth of the total charge each year after the first year following the effective date of the increase until it reaches zero after ten years. For any decrease in the initial Face Amount or in an increase in Face Amount during the first ten years such insurance coverage is in force, a charge will be assessed that is proportionate to the charge that would apply to a full surrender of initial Face Amount or increase. The contingent deferred sales charge will apply to a partial withdrawal only if the partial withdrawal decreases the Face Amount. (See "Policy Rights and Privileges--Surrender and Partial Withdrawals," "Policy Benefits--Death Benefit," and "Charges and Deductions--Sales Charges--Contingent Deferred Sales Charge.")

  A charge of 2 percent to cover state premium taxes will be deducted from premiums paid.

  A monthly deduction will be made from a Policy's Cash Value in the Divisions of the Separate Account. The monthly deduction includes an administrative charge, and a cost of insurance charge. The administrative charge will ordinarily be $3.00 per month during all policy years.

  The cost of insurance charge is calculated on each Monthly Anniversary. (See "Charges and Deductions--Monthly Deduction--Cost of Insurance.") Monthly cost of insurance rates will be determined by the Company based upon its expectations as to future mortality experience. The Company currently underwrites Policies on a simplified issue basis. However, the Company reserves the right to issue Policies on a guaranteed issue basis or on another basis which is determined by the Company to be appropriate to a particular group. The current cost of insurance rates are based on the Attained Age and rate class of the Insured as well as on the gender mix of the group insured, which is the proportion of men and women covered under a particular Group Contract. For a discussion of the factors affecting the rate class of the Insured, see "Charges and Deductions--Monthly Deduction--Cost of Insurance."

  Cost of insurance rates are guaranteed not to exceed 125 percent of the maximum rates that could be charged based on the 1980 Commissioners Standard Ordinary Mortality Table C ("1980 CSO Table"). Generally, the rates currently charged do not exceed 100% of the 1980 CSO Table. However, instances in which the Company's current rates may exceed 100% of the 1980 CSO Table are generally limited to particular Policies issued to Insureds in small groups (i.e. generally less than 250 eligible employees) and/or groups that are predominantly male. The guaranteed rates are higher than the 1980 CSO Table because, under simplified underwriting, the Insured is not required to submit to a medical or paramedical examination.

Because the Company gathers less health information about these individuals, it is exposed to additional insurance risks. Although the circumstances in which the Company could raise its current mortality charges are limited, such an increase is permitted under the Policy. To the extent that the current cost of insurance rates exceed or are raised so that they exceed 100% of the 1980 CSO Table, the monthly cost of insurance charge would, in effect, be a substandard risk charge for healthy Insureds. In this event, healthy insureds may be able to obtain coverage elsewhere with lower cost of insurance charges. Cost of insurance charges are only one element of an insurance policy.

  A daily charge of .0024547% (an annual rate of .90%) of the net assets of each Division of the Separate Account will be imposed for the Company's assumption of certain mortality and expense risks incurred in connection with the Policies. (See "Charges and Deductions--Separate Account Charges.")

  No charges are currently made from the Separate Account for Federal or state income taxes. However, if it is determined that such taxes may be incurred, then the Company may make deductions from the Separate Account to pay these taxes. (See "Federal Tax Matters.")

  The value of the assets of the Divisions of the Separate Account will reflect the investment advisory fee and other expenses incurred by American Variable Insurance Series because the Separate Account purchases the shares of American Variable Insurance Series. (See "Charges and Deductions--Separate Account Charges.") The total annual investment advisory fee and fund expenses for the funds available during the last fiscal year as a percentage of net assets are as follows: Cash Management Fund .47%; High-Yield Bond Fund .53%; Growth-Income Fund .41%; Growth Fund .44%; Asset Allocation Fund .49%; International Fund
 .69%; Bond Fund .58%; Global Growth Fund (not available); and U.S. Government/AAA Rated Securities Fund .53%.

  A transaction charge equal to the lesser of $25 or two percent of the amount withdrawn will be assessed on each partial withdrawal of amounts from the Separate Account. Currently, there are no transaction charges imposed for transfers of amounts between Divisions of the Separate Account. In addition, transfers and withdrawals are subject to restrictions relative to amount and frequency. (See "Payment and Allocation of Premiums--Allocation of Net Premiums and Cash Value," and "Policy Rights and Privileges--Surrender and Partial Withdrawals--Transfers," and "Charges and Deductions--Partial Withdrawal Transaction Charge.")

  Policy Loans. After the first Policy Anniversary an Owner may borrow against the Cash Value of a Policy. The Loan Value is (a) minus (b) minus (c), where
(a) is 85 percent of the Cash Value of the Policy on the date the loan request is received, (b) is any outstanding Indebtedness and (c) is any contingent deferred sales charges. Loan interest is due and payable in arrears on each Policy Anniversary or on a pro rata basis for such shorter period as the Policy Loan may exist. All outstanding Indebtedness will be deducted from proceeds payable at the Insured's death, upon maturity, or upon surrender.

  A Policy Loan will be allocated among the various Divisions of the Separate Account. A portion of the Policy's Cash Value in each Division of the Separate Account to which the loan is allocated will be transferred to the Loan Account as security for the loan. Therefore, a Policy Loan may have a permanent impact on the Policy's Cash Value even if it is repaid. A Policy Loan may be repaid in whole or in part at any time while the Policy is in force. (See "Policy Rights and Privileges--Loans.") Loans taken from, or secured by, a Policy may in certain circumstances be treated as taxable distributions from the Policy. Moreover, with certain exceptions, a ten percent additional income tax would be imposed on the portion of any loan that is included in income. (See "Federal Tax Matters.")

  Surrender and Partial Withdrawals. At any time that a Policy is in effect, an Owner may elect to surrender the Policy and receive its Cash Surrender Value. An Owner may also request a partial withdrawal of the Cash Value of the Policy. When the death benefit under either death benefit option is not based on an applicable percentage of the Cash Value, a partial withdrawal reduces the death benefit payable under the Policy by an amount equal to the reduction in the Policy's Cash Value. If Option A is in effect and the death benefit equals the Face Amount, the death benefit will also be reduced by an amount equal to the contingent deferred sales charge deducted, if any. (See "Policy Rights and Privileges--Surrender and Partial Withdrawals.") Surrenders and partial withdrawals may have federal income tax consequences. (See "Federal Tax Matters.")

  Right to Examine Policy. The Owner has a limited right to return a Policy for cancellation within 20 days after the delivery of the Policy to the Owner, within 45 days after the Owner signs the application, or within 10 days after the Company mails a notice of this cancellation right to the Owner. If a Policy is cancelled within this time period, a refund will be paid which will equal all premiums paid under the Policy. The Owner also has a right to cancel a requested increase in Face Amount. Upon cancellation of an increase, the Owner may request that the Company refund the amount of the additional charges deducted in connection with the increase, or have the amount of the additional charges added to the Cash Value. (See "Policy Rights and Privileges--Right to Examine Policy.")

  Eligibility Change Conversion. In the event that the Owner is no longer eligible under the Group Contract, either because the Owner leaves the group or otherwise fails to satisfy the eligibility requirements set forth in a particular Group Contract or because the Contract terminates, the Individual Insurance provided by the Policy issued in connection with the Group Contract will continue unless the Policy is cancelled or surrendered by the Owner or there is insufficient Cash Surrender Value to prevent the Policy from lapsing.

  The Certificate issued in connection with the Group Contract will be amended automatically to continue in force as an Individual Policy. The Individual Policy will provide benefits which are identical to those provided under the Certificate. (See "Policy Right and Privileges--Eligibility Change Conversion.")

  Conversion Right to a Fixed Benefit Policy. During the first 24 Policy Months following a Policy's Issue Date, the Owner may convert the Policy to a life insurance policy that provides for benefits that do not vary with the investment return of the Divisions of the Separate Account. The Owner also has a similar right with respect to requested increases in the Face Amount. (See "Policy Rights and Privileges--Conversion Right to a Fixed Benefit Policy.")

  Exercising Rights and Privileges Under the Policies. Owners may exercise their rights and privileges under the Policies (i.e., make transfers, change premium allocations, borrow, etc.) by notifying the Company in writing at its Home Office. Likewise, the Company will send all reports and other notices described herein or in the Policy directly to the Owner. (See "Policy Rights and Privileges--Exercising Rights and Privileges Under the Policies.")

  Illustrations of Death Benefits and Cash Surrender Values. Illustrations on pages A-2 to A-13 in Appendix A show how death benefits and Cash Surrender Values may vary based on certain hypothetical rate of return assumptions. These illustrations also show how these benefits compare with amounts which would accumulate if premiums were invested to earn interest (after taxes) at 5% compounded annually. If a Policy is surrendered in the early Policy Years, the Cash Surrender Value payable will be low as compared with premiums accumulated with interest, and consequently the insurance protection provided prior to surrender will be costly.

  Tax Consequences of the Policy. While guidance is limited, the Company believes that the Policy should be treated as a life insurance contract for Federal income tax purposes. Assuming that a Policy qualifies as a life insurance contract for Federal income tax purposes, a Policy owner should not be deemed to be in constructive receipt of Cash Surrender Value under a Policy until there is a distribution from the Policy. Moreover, death benefits payable under a Policy should be completely excludable from the gross income of the Beneficiary. As a result, the Beneficiary generally should not be taxed on these proceeds.

  Under certain circumstances, a Policy may be treated as a "modified endowment contract." If the Policy is a modified endowment contract, then all pre-death distributions, including Policy loans, will be treated first as a distribution of taxable income and then as a return of basis or investment in the contract. In addition, prior to age 59 1/2 any such distributions generally will be subject to a 10% penalty tax.

  If the Policy is not a modified endowment contract, distributions generally will be treated first as a return of basis or investment in the contract and then as disbursing taxable income. Loans will not be treated as distributions. Neither distributions nor loans from a Policy that is not a modified endowment contract are subject to the 10% penalty tax. (See "Federal Tax Matters.")

  Specialized Uses of the Policy. Because the Policy provides for an accumulation of Cash Value as well as a death benefit, the Policy can be used for various individual and business financial planning purposes. Purchasing the Policy in part for such purposes entails certain risks. For example, if the investment performance of Divisions to which Cash Value is allocated is poorer than expected or if sufficient premiums are not paid, the Policy may lapse or may not accumulate sufficient Cash Value to fund the purpose for which the Policy was purchased. Partial withdrawals and Policy loans may significantly affect current and future Cash Value, Cash Surrender Value, or death benefit proceeds. Depending upon Division investment performance and the amount of a Policy loan, the loan may cause a Policy to lapse. Because the Policy is designed to provide benefits on a long-term basis, before purchasing a Policy for a specialized purpose a purchaser should consider whether the long-term nature of the Policy is consistent with the purpose for which it is being considered. Using a Policy for a specialized purpose may have tax consequences. (See "Federal Tax Matters.")

                      THE COMPANY AND THE SEPARATE ACCOUNT

THE COMPANY

  Paragon Life Insurance Company (the "Company") is a stock life insurance company incorporated under the laws of Missouri. The Company was organized in 1981 as General American Insurance Company and on December 31, 1987, its name was changed. No change in operations or ownership took place in connection with the name change. The Company is principally engaged in writing individual and group life insurance policies and annuity contracts. As of December 31, 1996, it had assets in excess of $180 million. The Company is admitted to do business in 49 states and the District of Columbia. The principal offices of the Company are at 100 South Brentwood, St. Louis, Missouri 63105 ("Home Office").

  The Company is a wholly-owned subsidiary of General American Life Insurance Company (the "Parent Company"), a mutual life insurance company. The Parent Company has agreed that until March 23, 1999, it will maintain capital and surplus within the Company sufficient to satisfy the capital requirements of the states in which the Company is authorized to do business.

  In addition, the Parent Company agrees to guarantee that the Company will have sufficient funds to meet all of its contractual obligations. In the event a policyholder presents a legitimate claim for payment on a Paragon insurance policy, the Parent Company will pay such claim directly to the policyholder if Paragon is unable to make such payment. This guarantee, which does not have a predetermined termination date, can be modified or ended only as to policies not yet issued. The guarantee agreement is binding on the Parent Company, its successor or assignee and shall cease only if the guarantee is assigned to an organization having a financial rating from Standard & Poor's equal to or better than the Parent Company's rating. The Parent Company does not intend this guarantee to be a guarantee with regard to the investment experience or cash values of the Policy.

  The Company may from time to time publish in advertisements, sales literature, and reports to Owners or Contractholders, the ratings and other information assigned to it by one or more independent rating organizations such as A. M. Best Company, Standard & Poor's Corporation, and Duff & Phelps. The purpose of the ratings is to reflect the financial strength and/or claims paying ability of the Company and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year the A.
M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's ratings. These ratings reflect Best's current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims paying ability of the Company as measured by Standard & Poor's Insurance Ratings Services or Duff & Phelps may be referred to in advertisements or sales literature or in reports to Owners or Contractholders. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.

  The Company also may include in advertisements and other literature certain rankings assigned to the Company by the National Association of Insurance Commissioners ("NAIC"), and the Company's analyses of statistical information produced by the NAIC. These rankings and analyses of statistical information may describe, among other things, the Company's growth, premium income, investment income, capital gains and losses, policy reserves, policy claims, and life insurance in force. The Company's use of such rankings and statistical information is not an endorsement by the NAIC.

  Advertisements and literature prepared by the Company also may include discussions of taxable and tax-deferred investment programs (including comparisons based on selected tax brackets), alternative investment vehicles, and general economic conditions.

THE SEPARATE ACCOUNT

  Separate Account A (the "Separate Account") was established by the Company as a separate investment account on October 30, 1987 under Missouri law. The Separate Account receives and invests the net premiums paid under the Policies. In addition, the Separate Account may receive and invest net premiums for other flexible premium variable life insurance policies that might be issued by the Company.

  The Separate Account currently is divided into nine Divisions. Each Division invests exclusively in shares of a single fund of American Variable Insurance Series. Income and both realized and unrealized gains or losses from the assets of each Division of the Separate Account are credited to or charged against that Division without regard to income, gains, or losses from any other Division of the Separate Account or arising out of any other business the Company may conduct.

  Although the assets of the Separate Account are the property of the Company, the assets in the Separate Account equal to the reserves and other liabilities of the Separate Account are not chargeable with liabilities arising out of any other business which the Company may conduct. The assets of the Separate Account are available to cover the general liabilities of the Company only to the extent that the Separate Account's assets exceed its liabilities arising under the Policies. From time to time, these excess assets may be transferred out of the Separate Account and included in the Company's general assets. Before making any such transfers, the Company will consider any possible adverse impact the transfer may have on the Separate Account.

  The Separate Account has been registered with the Securities and Exchange Commission ("SEC" or "Commission") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of a "separate account" under federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account or the Company by the Commission.

AMERICAN VARIABLE INSURANCE SERIES

  The Separate Account invests in shares of American Variable Insurance Series (the "American Series"), a series-type mutual fund registered with the SEC as an open-end, diversified management investment company. Only the Funds described in this section of the prospectus are currently available as investment choices of the Policies even though additional Funds may be described in the prospectus for the American Series. The assets of each Fund are held separate from the assets of the other Funds, and each Fund has investment objectives and policies which are different from those of the other Funds. Thus, each Fund operates as a separate investment vehicle, and the income or losses of one Fund generally have no effect on the investment performance of any other Fund.

  The investment objectives and policies of each Fund are summarized below:

  The Cash Management Fund seeks high current yield while preserving capital by investing in a diversified selection of money-market instruments including: corporate bonds and notes; commercial bank and savings association obligations; securities of the U.S. Government, its agencies and instrumentalities; and commercial paper. These securities mature in one year or less. The Cash Management Fund also may enter into repurchase agreements.

  The High-Yield Bond Fund seeks high current income. The High-Yield Bond Fund generally will be invested substantially in intermediate and long-term corporate obligations, with emphasis on higher-yielding, higher-risk, lower-rated or unrated securities. These investments are subject to greater market fluctuations and risk of loss of income and principal than are investments in lower yield, fixed-income securities. The Fund may also invest in securities of the U.S. Government, its agencies and instrumentalities, cash and money market instruments.

  The Growth-Income Fund seeks growth of capital and income. In the selection of securities for investment, the possibilities of appreciation and potential dividends are given more weight than current yield. Ordinarily, the assets of the Growth-Income Fund consist principally of a diversified group of common stocks, but may invest in other types of securities including other equity-type securities (such as preferred stocks and corporate bonds), bonds (and other types of fixed income securities), and money market-instruments consistent with its investment objective.

  The Growth Fund seeks growth of capital. Whatever current income is generated by this portfolio is likely to be incidental to the objective of capital growth. Ordinarily, accomplishment of the Growth Fund's objective of capital growth will be sought by investing primarily in common stocks or securities with common stock characteristics. When the outlook for common stocks is not considered promising, for temporary defensive purposes a substantial portion of the assets may be invested in securities of the U.S. Government, its agencies and instrumentalities, cash and money market instruments in any combination.

  The Asset Allocation Fund seeks total return (including income and capital gains) and preservation of capital over the long-term through a diversified portfolio that can include common stocks and other equity-type securities (such as convertible bonds and preferred stocks), bonds and other intermediate and long-term fixed-income securities, and money market instruments, in any combination.

  The International Fund seeks long-term growth of capital by investing primarily in securities of issuers domiciled outside the United States. A major premise of the Fund's investment approach is the belief that economic and political developments have helped create new opportunities outside the U.S. In addition to investing directly in equity securities, the Fund may invest in American Depository Receipts and European Depository Receipts. When prevailing market, economic, political or currency conditions warrant, the Fund may purchase fixed-income securities of issuers domiciled outside the U.S. Under normal circumstances, the Fund will invest at least 65% of its assets in equity securities of issuers domiciled outside the U.S.

  The Bond Fund seeks to provide as high a level of current income as is consistent with the preservation of capital by investing primarily in fixed-income securities. The fund invests in a broad variety of fixed-income securities, including marketable corporate debt securities, loan participations, U.S. Government securities, mortgage-related securities, other asset-backed securities, and cash or money market instruments.

  The Global Growth Fund seeks to achieve long-term growth of capital by investing in securities of issuers domiciled around the world. Under normal market conditions, the fund will invest primarily in common stocks, but may also invest in securities through depositary receipts, both of which may be denominated in various currencies. When prevailing market, economic, political or currency conditions warrant, the fund may invest in other securities such as preferred stock, debt securities, and securities convertible into common stock. Under normal market conditions, the fund will invest in issuers domiciled in at least three countries, with no more than 40% of its assets in any one country.

  The U.S. Government/AAA-Rated Securities Fund (the "Government/AAA Fund") seeks a high level of income consistent with prudent investment risk and preservation of capital. It seeks to achieve its objective by investing primarily in a combination of (i) securities guaranteed by the U.S. Government (backed by the full faith and credit of the U.S.), and (ii) other debt securities (including corporate bonds) rated AAA by Standard and Poor's Corporation or Aaa by Moody's Investors Service, Inc. (or that have not received a rating but are determined to be of comparable quality by the investment adviser, Capital Research and Management Company). Except when the Government/AAA Fund is in a temporary defensive investment position, at least 65% of assets will be invested in such securities, including those held subject to repurchase agreements.

  There is no assurance that any of the Funds will achieve its stated objective. More detailed information, including a description of risks, is in the prospectus for American Series, which must accompany or precede this Prospectus and which should be read carefully.

  Capital Research and Management Company ("Capital") provides investment advisory services to American Series in accordance with the terms of the current prospectus for the American Series. For its advisory services to the Funds, American Series pays Capital an investment advisory fee as part of their expenses. See the American Series prospectus for details regarding these fees.

  American Series is registered with the SEC as an open-end diversified management company. Registration with the SEC does not involve supervision of the management or investment practices or policies of American Series by the Commission.

  Resolving Material Conflicts. All of the Funds of American Series are also available to registered separate accounts of other insurance companies offering variable annuity and variable life insurance products. As a result, there is a possibility that a material conflict may arise between the interests of Owners of Policies and of owners of policies whose cash values are allocated to other separate accounts investing in the Funds. In the event a material conflict arises, the Company will take any necessary steps, including removing the assets of the Separate Account from one or more of the Funds, to resolve the matter. See the American Series prospectus for further details.

ADDITION, DELETION, OR SUBSTITUTION OF INVESTMENTS

  The Company reserves the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares that are held by the Separate Account or that the Separate Account may purchase. The Company reserves the right to eliminate the shares of any of the Funds of American Series and to substitute shares of another Fund of American Series or of another registered open-end investment company, if the shares of a Fund are no longer available for investment, or if in the Company's judgment further investment in any Fund becomes inappropriate in view of the purposes of the Separate Account. The Company will not substitute any shares attributable to an Owner's interest in a Division of the Separate Account without notice to the Owner and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. Nothing contained in this Prospectus shall prevent the Separate Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by Owners.

  The Company also reserves the right to establish additional Divisions of the Separate Account, each of which would invest in a new Fund of American Series, or in shares of another investment company, with a specified investment objective. New Divisions may be established when, in the sole discretion of the Company, marketing needs or investment conditions warrant, and any new Division will be made available to existing Owners on a basis to be determined by the Company. To the extent approved by the SEC, the Company may also eliminate or combine one or more Divisions, substitute one Division for another Division, or transfer assets between Divisions if, in its sole discretion, marketing, tax, or investment conditions warrant.

  In the event of a substitution or change, the Company may, if it considers it necessary, make such changes in the Policy by appropriate endorsement. The Company will notify all Owners of any such changes.

  If deemed by the Company to be in the best interests of persons having voting rights under the Policy, and to the extent any necessary SEC approvals or Owner votes are obtained, the Separate Account may be: (a) operated as a management company under the 1940 Act; (b) deregistered under that Act in the event such registration is no longer required; or (c) combined with other separate accounts of the Company. To the extent permitted by applicable law, the Company may also transfer the assets of the Separate Account associated with the Policy to another separate account.

  The Company cannot guarantee that the shares of American Series will always be available. American Series sells its shares to the Separate Account in accordance with the terms of a participation agreement between American Series and the Company. Should this agreement terminate or should shares become unavailable for any other reason, the Separate Account will not be able to purchase American Series shares. Should this occur, the Company will be unable to honor Owner requests to allocate their cash values or premium payments to the Divisions of the Separate Account investing in shares of the American Series. In the event that the American Series is no longer available, the Company will, of course, take reasonable steps to obtain alternative investment options.

                       PAYMENT AND ALLOCATION OF PREMIUMS

ISSUANCE OF A POLICY

  A Group Contract will be issued upon receipt of an application for the Group Contract signed by a duly authorized officer of the entity wishing to enter into a Group Contract and acceptance by a duly authorized officer of the Company at its Home Office. (See "General Provisions of the Group Contract-- Issuance," page 33.) Individuals wishing to purchase a Policy issued under a Group Contract must complete the appropriate application for Individual Insurance and submit it to the Company's Home Office. An individual must be eligible to be a member of the group covered by a Group Contract in order to purchase a Policy under that Group Contract. The eligibility requirements for a particular group are set forth in the Group Contract's specifications pages. The Company will issue to each Contractholder a Certificate to give to each Owner.

  A Policy generally will be issued only to Insureds of Issue Ages 17 through 70 who supply evidence of insurability satisfactory to the Company. The Company may, at its sole discretion, issue Policies to individuals falling outside those Issue Ages or decline to issue Policies to individuals within those Issue Ages.

  An individual satisfying the group eligibility requirements under a particular Group Contract may be required to submit to a simplified underwriting procedure which requires satisfactory responses to certain health questions in the application. Acceptance of an application is subject to the Company's underwriting rules, and the Company reserves the right to reject an application for any reason.

  The Issue Date is the effective date for all coverage provided in the original application for Individual Insurance. The Issue Date is used to determine Policy Anniversaries, Policy Years, and Policy Months. A Policy will not take effect until the appropriate application for Individual Insurance is signed, the initial premium has been paid prior to the Insured's death, the Insured is eligible for it, and the information in the application is determined to be acceptable to the Company.

PREMIUMS

  The initial premium is due on the Issue Date, and may be remitted by the Contractholder on behalf of the Owner. The Company requires that the initial premium for a Policy be at least equal to one-twelfth ( 1/12) of the planned annual premium for the Policy set forth in the specifications pages. The planned annual premium is an amount specified for each Policy based on the requested initial Face Amount, the Issue Age of the Insured and the charges under the Policy. (See "Charges and Deductions.") However, the Owner is not required to pay premiums equal to the planned annual premium.

  Premiums remitted by a Contractholder or designated payor shall be applied to a Policy when received by the Company. Should supporting documentation to enable the determination of the amount of premium per Policy not be received prior to or coincident with the cash premium, the premiums shall be promptly returned to the entity remitting such premiums.

  Following the initial premium, subject to the limitations described below, premiums may be paid in any amount and at any interval. The planned annual premium may be remitted by the Contractholder on behalf of the Owner pursuant to a planned premium payment schedule which will provide for premium payments in a level amount at fixed intervals agreed to by the Contractholder and the Company (usually monthly). The amount of the premiums remitted by the Contractholder will be that amount authorized by the Owner. Some Contractholders may offer cash management or financial service accounts where amounts may be held in a money market mutual fund. If the Owner has such an account, subject to the Contractholder's approval, planned premium payments may be paid from such account. If the Owner elects to make planned premium payments from such an account, these will be deducted automatically from the account by the Contractholder and paid to the Company. To participate in such an account and to make payments from such accounts, the Owner must satisfy any criteria established by the Contractholder for such accounts. In addition, if the Group Contract terminates, the Owner will no longer be able to make planned premium payments in this manner. However, the Policy will continue on an individual basis unless cancelled or surrendered by the Owner. (See "General Provisions of the Group Contract--Termination.")

  Under the Policy, the Owner may skip planned premium payments. Failure to pay one or more planned premium payments will not cause the Policy to lapse until such time as the Cash Surrender Value is insufficient to cover the next Monthly Deduction. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

  In addition to any planned payments made, an Owner may make unscheduled premium payments at any time in any amount, subject to the minimum and maximum premium limitations described below. The payment of an unscheduled premium payment may have Federal income tax consequences. (See "Federal Tax Matters.") Unscheduled premium payments may not be made from a cash management or financial services account, if available. Moreover, as mentioned above, an Owner may also skip planned premium payments. Therefore, unlike conventional insurance policies, a Policy does not obligate the Owner to pay premiums in accordance with a rigid and inflexible premium schedule.

  Failure of the Contractholder to remit the authorized planned premium payments may cause the Group Contract to terminate. (See "General Provisions of the Group Contract--Termination.") Nonetheless, provided that there is sufficient Cash Surrender Value to prevent the Policy from lapsing, the Individual Insurance provided will automatically continue in the event of such termination. (See "Policy Rights and Privileges--Eligibility Change Conversion.") Individual Insurance will also continue if the Owner's eligibility under the Group Contract terminates because the Owner is no longer a part of the group or otherwise fails to satisfy the eligibility requirements set forth in the Group Contract. In either circumstance, an Owner of an Individual Policy (or a Certificate converted by amendment to an Individual Policy) will establish a new schedule of planned premiums which will have the same planned annual premium, but ordinarily the payment intervals will be no more frequent than quarterly.

  Premium Limitations. Every premium payment remitted by or on behalf of an Owner must be at least $20. In no event may the total of all premiums paid under a Policy in any Policy Year exceed the current maximum premium limitations for that year established by Federal tax laws. The maximum premium limitation for a Policy Year is the most premium that can be paid in that Policy Year such that the sum of the premiums paid under the Policy will not at any time exceed the premium limitation referred to in section 7702(c) of the Internal Revenue Code of 1986, or any successor provision. If at any time a premium is paid which would result in total premiums exceeding the current maximum premium limitation, the Company will accept only that portion of the premium which will make total premiums equal the maximum. Any part of the premium in excess of that amount will be returned to the Owner within 60 days of the end of the

Policy Year in which the payment is received or applied as otherwise agreed and no further premiums will be accepted until allowed by the current maximum premium limitations prescribed by Federal tax law. See "Federal Tax Matters", for further explanation of premium limitations. Section 7702A creates an additional premium limitation, which, if exceeded, can change the tax status of a Policy to that of a "modified endowment contract." A modified endowment contract is a life insurance contract, withdrawals from which are, for tax purposes, treated first as a distribution of any taxable income under the contract, and then as a distribution of nontaxable investment in the contract. Additionally, such withdrawals may be subject to a 10% federal income tax penalty. The Company has adopted administrative steps designed to notify an Owner when it is believed that a premium payment will cause a Policy to become a modified endowment contract. The Owner will be given a limited amount of time to request that the premium be reversed in order to avoid the Policy's being classified as a modified endowment contract. (See "Federal Tax Matters.")

ALLOCATION OF NET PREMIUMS AND CASH VALUE

  Net Premiums. The net premium equals the premium paid less the premium expense charge less any charge to compensate the Company for anticipated higher corporate income taxes resulting from the sale of a Policy less the premium tax charge. (See "Charges and Deductions--Sales Charges.")

  Allocation of Net Premiums. In the application for a Policy, the Owner indicates how net premiums are to be allocated among the Divisions of the Separate Account. The initial premium payment will be allocated in accordance with the Owner's instructions on the later of the day received by the Company at its Home
Office or the Issue Date of the Policy. All subsequent premiums, irrespective of whether payments are made through a cash management or financial services account, will be allocated in accordance with the Owner's instructions upon receipt of the premiums at the Company's Home Office. However, the minimum percentage, other than zero ("0"), that may be allocated to a Division is 10 percent of the net premium, and fractional percentages may not be used.

  The allocation for future net premiums may be changed without charge at any time by providing notice in writing directly to the Company. Any change in allocation will take effect immediately upon receipt by the Company of the written notification. No charge is imposed for changing the allocations of future net premiums.

  The Policy's Cash Value also may be transferred between the Divisions of the Separate Account. (See "Policy Rights and Privileges--Transfers.")

  The value of amounts allocated to Divisions of the Separate Account will vary with the investment performance of the chosen Divisions and the Owner bears the entire investment risk. This will affect the Policy's Cash Value, and may affect the death benefit as well. Owners should periodically review their allocations of premiums and values in light of market conditions and overall financial planning requirements.

POLICY LAPSE AND REINSTATEMENT

  Lapse. Unlike conventional life insurance policies, the failure to make a premium payment following the initial premium will not itself cause a Policy to lapse. Lapse will occur only when the Cash Surrender Value is insufficient to cover the monthly deduction, and a grace period expires without a sufficient payment being made. (See also "General Provisions of the Group Contract--Grace Period--Termination.")

  The grace period, which is 62 days, begins on the Monthly Anniversary on which the Cash Surrender Value becomes insufficient to meet the next monthly deduction. The Company will notify the Owner at the beginning of the grace period by mail addressed to the last known address on file with the Company. The notice will specify the amount of premium required to keep the Policy in force and the date the payment is due. Subject to minimum premium requirements, the amount of the premium required to keep the Policy in force will be the amount of the current monthly deduction. (See "Charges and Deductions.") If the Company does not receive the required amount within the grace period, the Policy will lapse and terminate without

Cash Value. If the Insured dies during the grace period, any overdue monthly deductions will be deducted from the death benefit otherwise payable.

  Reinstatement. The Owner may reinstate a lapsed Policy by written application any time within five years after the date of lapse and before the Maturity Date. The right to reinstate a lapsed Policy will not be affected by the termination of a Group Contract or the termination of an Owner's eligibility under the Group Contract during the reinstatement period. Reinstatement is subject to the following conditions:

    1. Evidence of the insurability of the Insured satisfactory to the Company.

    2. Payment of a premium that, after the deduction of premium expense charges, is large enough to cover: (a) the monthly deductions due at the time of lapse, and (b) two times the monthly deduction due at the time of reinstatement.

    3. Payment or reinstatement of any Indebtedness. Any Indebtedness reinstated will cause a Cash Value of an equal amount also to be reinstated. Any loan paid at the time of reinstatement will cause an increase in Cash Value equal to the amount of the repaid loan.

    4. The Policy cannot be reinstated if it has been surrendered.

The amount of Cash Value on the date of reinstatement will be equal to the amount of any Indebtedness reinstated, increased by the net premiums paid at reinstatement and any loans paid at the time of reinstatement.

  The effective date of reinstatement will be the date of approval by the Company of the application for reinstatement. There will be a full monthly deduction for the Policy Month that includes that date.

                                POLICY BENEFITS

DEATH BENEFIT

  As long as the Policy remains in force, the Company will, upon proof of the Insured's death, pay the death benefit proceeds of a Policy in accordance with the death benefit option in effect at the time of the Insured's death. Payment of death benefit proceeds will not be affected by termination of the Group Contract or by termination of an Owner's eligibility after issue.

  If a rider permitting the accelerated payment of death benefit proceeds has been added to the Policy, the death benefit may be paid in a single sum prior to the death of the Insured and may be less than otherwise would be paid upon the death of the Insured. (See "Payment of Policy Benefits.")

  The amount of the death benefit proceeds payable will be determined at the end of the Valuation Period during which the Insured's death occurred. The proceeds may be paid in a single sum or under one or more of the settlement options set forth in the Policy. (See "Policy Rights and Privileges--Payment of Policy Benefits.") Death benefit proceeds will be paid to the surviving Beneficiary or Beneficiaries specified in the application or as subsequently changed.

  The Policy provides two death benefit options: a "Level Type" death benefit ("Option A") and an "Increasing Type" death benefit ("Option B"). Option B generally will be the only option presented. The death benefit under either option will never be less than the current Face Amount of the Policy as long as the Policy remains in force. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.") The minimum Face Amount currently is $25,000.

  Option A. Under Option A, the death benefit is the current Face Amount of the Policy or, if greater, the applicable percentage of Cash Value on the date of death. The applicable percentage is 250 percent for an Insured Attained Age 40 or below on the Policy Anniversary prior to the date of death. For Insureds with an Attained Age over 40 on that Policy Anniversary, the percentage is lower and declines with age as shown in the Applicable Percentage Table on page
16. Accordingly, under Option A the death benefit will remain level at the Face Amount unless the applicable percentage of Cash Value exceeds the current Face Amount, in which case the amount of the death benefit will vary as the Cash Value varies. Owners who prefer to have favorable investment performance reflected in higher Cash Value for the same Face Amount, rather than increased death benefit, generally should select Option A.

  Option A Example. For purposes of this example, assume that the Insured's Attained Age is between 0 and 40 and that there is no outstanding Indebtedness. Under Option A, a Policy with a $50,000 Face Amount will generally pay $50,000 in death benefits. However, because the death benefit must be equal to or greater than 250 percent of Cash Value, any time the Cash Value of the Policy exceeds $20,000, the death benefit will exceed the $50,000 Face Amount. Each additional dollar added to Cash Value above $20,000 will increase the death benefit by $2.50. Thus, if the Cash Value exceeds $20,000 and increases by $100 because of investment performance or premium payments, the death benefit will increase by $250. A Policy with a Cash Value of $30,000 will provide a death benefit of $75,000 ($30,000 x 250%); a Cash Value of $40,000 will provide a death benefit of $100,000 ($40,000 x 250%); a Cash Value of $50,000 will provide a death benefit of $125,000 ($50,000 x 250%).

  Similarly, so long as Cash Value exceeds $20,000, each dollar taken out of Cash Value will reduce the death benefit by $2.50. If, for example, the Cash Value is reduced from $25,000 to $20,000 because of partial withdrawals, charges, or negative investment performance, the death benefit will be reduced from $62,500 to $50,000. If at any time, however, the Cash Value multiplied by the applicable percentage is less than the Face Amount, the death benefit will equal the current Face Amount of the Policy.

  The applicable percentage becomes lower as the Insured's Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than between 0 and 40), the applicable percentage would be 185 percent. The death benefit would not exceed the $50,000 Face Amount unless the Cash Value exceeded approximately $27,028 (rather than $20,000), and each dollar then added to or taken from the Cash Value would change the death benefit by $1.85 (rather than $2.50).

                          APPLICABLE PERCENTAGE TABLE

                         APPLICABLE
ATTAINED AGE             PERCENTAGE
------------             ----------
40 or younger...........    250%
41......................    243
42......................    236
43......................    229
44......................    222
45......................    215
46......................    209
47......................    203
48......................    197
49......................    191
50......................    185
51......................    178
52......................    171
53......................    164
54......................    157
55......................    150
56......................    146
57......................    142
58......................    138
59......................    134
60......................    130

                                                    APPLICABLE
                         ATTAINED  AGE              PERCENTAGE
                         -------------              ----------
                         61........................    128%
                         62........................    126
                         63........................    124
                         64........................    122
                         65........................    120
                         66........................    119
                         67........................    118
                         68........................    117
                         69........................    116
                         70........................    115
                         71........................    113
                         72........................    111
                         73........................    109
                         74........................    107
                         75 to 90..................    105
                         91........................    104
                         92........................    103
                         93........................    102
                         94........................    101
                         95 or older...............    100


  The applicable percentages in the foregoing table are based on Federal tax law requirements described in Section 7702(d) of the Code. The Company reserves the right to alter the applicable percentage to the extent necessary to comply with changes to Section 7702(d) or any successor provision thereto.

  Option B. Under Option B, the death benefit is equal to the current Face Amount plus the Cash Value of the Policy or, if greater, the applicable percentage of the Cash Value on the date of death. The applicable percentage is the same as under Option A: 250 percent for an Insured with an Attained Age of 40 or below on the Policy Anniversary prior to the date of death, and for Insureds with an Attained Age over 40 on that Policy Anniversary the percentage declines as shown in the Applicable Percentage Table above. Accordingly, under Option B the amount of the death benefit will always vary as the Cash Value varies (but will never be less than the Face Amount). Owners who prefer to have favorable investment performance reflected in higher death benefits for the same Face Amount generally should select Option B. All other factors equal, for the same premium dollar, Option B provides lower initial Face Amount resulting in earlier cash accumulation.

  Option B Example. For purposes of this example, assume that the Insured's Attained Age is 40 or below and that there is no outstanding Indebtedness. Under Option B, a Policy with a Face Amount of $50,000 will generally provide a death benefit of $50,000 plus Cash Value. Thus, for example, a Policy with a Cash Value of $5,000 will have a death benefit of $55,000 ($50,000 + $5,000); a Cash Value of $10,000 will provide a death benefit of $60,000 ($50,000 + $10,000). The death benefit, however, must be at least 250 percent of Cash Value. As a result, if the Cash Value of the Policy exceeds $33,333, the death benefit will be greater than the Face Amount plus Cash Value. Each additional dollar of Cash Value above $33,333 will increase the death benefit by $2.50. Thus, if the Cash Value exceeds $33,333 and increases by $100 because of investment performance or premium payments, the death benefit will increase by $250. A Policy with a Cash
Value of $40,000 will provide a death benefit of $100,000 ($40,000 x 250%); a Cash Value of $50,000 will provide a death benefit of $125,000 ($50,000 x 250%).

  Similarly, any time Cash Value exceeds $33,333, each dollar taken out of Cash Value will reduce the death benefit by $2.50. If, for example, the Cash Value is reduced from $45,000 to $40,000 because of partial withdrawals, charges, or negative investment performance, the death benefit will be reduced from $112,500 to $100,000. If at any time, however, Cash Value multiplied by the applicable percentage is less than the Face Amount plus the Cash Value, then the death benefit will be the current Face Amount plus Cash Value of the Policy.

  The applicable percentage becomes lower as the Insured's Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than under 40), the applicable percentage would be 185 percent. The amount of the death benefit would be the sum of the Cash Value plus $50,000 unless the Cash Value exceeded $58,824 (rather than $33,333), and each dollar then added to or taken from the Cash Value would change the death benefit by $1.85 (rather than $2.50).

  Change in Death Benefit Option. After the first Policy Anniversary, the Owner may change the death benefit option in effect. The Company reserves the right to limit the number of changes in death benefit options to one each Policy Year. A request for change must be made directly to the Company in writing. The effective date of such a change will be the Monthly Anniversary on or following the date the Company receives the change request.

  If the death benefit option is changed from Option A to Option B, the Face Amount after the change will equal the Face Amount before the change less the Cash Value on the effective date of the change. Satisfactory evidence of insurability must be submitted directly to the Company in connection with a request for a change from Option A to Option B. This change may not be made if it would result in a Face Amount of less than $25,000.

  If the death benefit option is changed from Option B to Option A, the Face Amount after the change will equal the Face Amount before the change plus the Cash Value on the effective date of change.

  A change in death benefit option will not in itself result in an immediate change in the amount of a Policy's death benefit or Cash Value. No charges will be imposed upon a change from death benefit Option B to Option A. Changing from Option A to Option B, however, will result in a decrease in the Face Amount which may, in turn, result in a contingent deferred sales charge. This contingent deferred sales charge will be assessed on the decrease in Face Amount in the same manner as it would be assessed on a requested decrease in Face Amount, as discussed below. In addition, if, prior to or accompanying a change in the death benefit option, there has been an increase in the Face Amount, the cost of insurance charge may be different for the increased amount. (See "Charges and Deductions--Monthly Deduction--Cost of Insurance.")

  No change in death benefit option will be permitted that results in the death benefit under a Policy being included in gross income due to not satisfying the requirements of Federal tax law. (See "Federal Tax Matters.")

  Change in Face Amount. Subject to certain limitations set forth below, an Owner may increase or decrease the Face Amount of a Policy (without changing the death benefit option) after the first Policy Anniversary. A written request for a change in the Face Amount must be sent directly to the Company. A change in Face Amount may affect the cost of insurance rate and the net amount at risk, both of which affect an Owner's cost of insurance charge. (See "Charges and Deductions--Monthly Deduction--Cost of Insurance.") In addition, a change in Face Amount may have Federal income tax consequences. (See "Federal Tax Matters.")

  Any decrease in the Face Amount will become effective on the Monthly Anniversary on or following receipt of the written request by the Company. The amount of the requested decrease must be at least $5,000 and the Face Amount remaining in force after any requested decrease may not be less than $25,000. If, following a decrease in Face Amount, the Policy would not comply with the maximum premium limitations required by Federal tax law (see "Payment and Allocation of Premiums," page 12), the decrease may be limited or Cash Value may be returned to the Owner (at the Owner's election), to the extent necessary to meet these requirements. A decrease in the Face Amount will reduce the Face Amount in the following order:

    (a) The Face Amount provided by the most recent increase;

    (b) The next most recent increases successively; and

    (c) The initial Face Amount.

This order of reduction will be used to determine the amount of subsequent cost of insurance charges (see "Charges and Deductions--Monthly Deduction--Cost of Insurance"), and whether and in what amount a contingent deferred sales charge will be deducted. If the decrease in Face Amount is made against coverage that has been in effect for less than ten years and if the Policy provides for a contingent deferred sales charge, then such charge will be assessed against all Divisions proportionately. (See "Charges and Deductions--Sales Charges-- Contingent Deferred Sales Charge.")

  For an increase in the Face Amount, the Company requires that satisfactory evidence of insurability be submitted. If approved, the increase will become effective on the Monthly Anniversary on or following receipt of the satisfactory evidence of insurability. In addition, the Insured must have an Attained Age of not greater than 80 on the effective date of the increase. The increase may not be less than $5,000. Although an increase need not necessarily be accompanied by an additional premium (unless it is required to meet the next monthly deduction), the Cash Surrender Value in effect immediately after the increase must be sufficient to cover the next monthly deduction. (See "Charges and Deductions--Monthly Deduction.") An increase in the Face Amount may result in certain additional charges. (See "Charges and Deductions.")

  An increase in Face Amount may be cancelled within the later of 20 days from the date the Owner received the new Policy specifications page for the increase, within 10 days of mailing the right to cancellation notice to the Owner, or within 45 days after the application for an increase was signed. Upon cancellation, any additional charges, which would not have been assessed without the increase, will be refunded to the Owner if requested. If a request for a refund is not made, the charges will be restored to the Policy's Cash Value and allocated to Divisions of the Separate Account in the same manner as they were deducted. Any contingent deferred sales charge will also be reduced to the amount that would have been in effect absent the increase. Premiums paid following an increase in Face Amount and prior to the time the right to cancel the increase expires will become part of the Policy's Cash Value and will not be subject to refund. (See "Policy Rights and Privileges--Right to Examine Policy.")

  Methods of Affecting Insurance Protection. An Owner may increase or decrease the pure insurance protection provided by a Policy--the difference between the death benefit and the Cash Value--in several ways as insurance needs change. These ways include increasing or decreasing the Face Amount, changing the level of premium payments, and, to a lesser extent, making partial withdrawals from the Policy. Although the consequences of each of these methods will depend upon the individual circumstances, they may be generally summarized as follows:

    (a) A decrease in the Face Amount will, subject to the applicable percentage limitations (see "Policy Benefits--Death Benefit"), decrease the pure insurance protection and the cost of insurance charges under the Policy without reducing the Cash Value.

    (b) An increase in the Face Amount may increase the amount of pure insurance protection, depending on the amount of Cash Value and the resultant applicable percentage limitation. If the insurance protection is increased, the Policy charges generally will increase as well.

    (c) An increased level of premium payments will reduce the pure insurance protection if Option A is in effect. However, when the applicable percentage of Cash Value exceeds either the Face Amount (if Option A is in effect) or the Cash Value plus the Face Amount (if Option B is in effect), increased premium payments will increase the pure insurance protection. Increased premiums should also increase the amount of funds available to keep the Policy in force.

    (d) A reduced level of premium payments generally will increase the amount of pure insurance protection, depending on the applicable percentage limitations. If the reduced level of premium payments is insufficient to cover monthly deductions or to offset negative investment performance, Cash Value may also decrease, which in turn will increase the possibility that the Policy will lapse. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

    (e) A partial withdrawal will reduce the death benefit. (See "Policy Rights and Privileges--Surrender and Partial Withdrawals.") However, it only affects the amount of pure insurance protection and cost of insurance charges if the death benefit before or after the withdrawal is based on the applicable percentage of Cash Value, because otherwise the decrease in the death benefit is offset by the amount of Cash Value withdrawn. The primary use of a partial withdrawal is to withdraw Cash Value.

  Payment of Death Benefit Proceeds. Death benefit proceeds under the Policy ordinarily will be paid within seven days after the Company receives all documentation required for such a payment at its Home Office. Payment may, however, be postponed in certain circumstances. (See "General Matters Relating to the Policy--Postponement of Payments.") The Owner may decide the form in which the proceeds will be paid. During the Insured's lifetime, the Owner may arrange for the death benefit proceeds to be paid in a single sum or under one or more of the optional methods of settlement described below. The death benefit will be increased by the amount of the monthly cost of insurance for the portion of the month from the date of death to the end of the month, and reduced by any outstanding Indebtedness. (See "Charges and Deductions.")

  When no election for an optional method of settlement is in force at the death of the Insured, the Beneficiary may select one or more of the optional methods of settlement at any time before death benefit proceeds are paid. (See "Policy Rights and Privileges--Payment of Policy Benefits.")

  An election or change of method of settlement must be in writing. A change in Beneficiary revokes any previous settlement election. Once payments have begun, the settlement option may not be changed.

CASH VALUE

  The Cash Value of the Policy is equal to the total of the Policy's Cash Value in the Separate Account and the Loan Account. The Policy's Cash Value in the Separate Account will reflect the investment performance of the chosen Divisions of the Separate Account, the frequency and amount of net premiums paid, transfers, partial withdrawals, Policy Loans, and the charges assessed in connection with the Policy. An Owner may at any time surrender the Policy and receive the Policy's Cash Surrender Value. (See "Policy Rights and Privileges-- Surrender and Partial Withdrawals.") There is no guaranteed minimum Cash Value.

  Determination of Cash Value. Cash Value is determined on a daily basis. On the Investment Start Date, the Cash Value in a Division will equal the portion of any net premium allocated to the Division, reduced by the portion of the monthly deductions due from the Issue Date through the Investment Start Date allocated to that Division. Depending upon the length of time between the Issue Date and the Investment Start Date, this amount may be more than the amount of one monthly deduction. (See "Payment and Allocation of Premiums.") Thereafter, on each Valuation Date, the Cash Value in a Division of the Separate Account will equal:

  (1) The Cash Value in the Division on the preceding Valuation Date, multiplied by the Division's Net Investment Factor (defined below) for the current Valuation Period; plus

  (2) Any net premium payments received during the current Valuation Period which are allocated to the Division; plus

  (3) Any loan repayments allocated to the Division during the current Valuation Period; plus

  (4) Any amounts transferred to the Division from another Division during the current Valuation Period; plus

  (5) That portion of the interest credited on outstanding Policy Loans which is allocated to the Division during the current Valuation Period; minus

  (6) Any amounts transferred from the Division during the current Valuation Period plus transfer charges if any; minus

  (7) Any partial withdrawals plus any partial withdrawal transaction charge, from the Division during the current Valuation Period; minus

  (8) Any contingent deferred sales charges incurred during the current Valuation Period in connection with a partial withdrawal or decrease in Face Amount allocated to the Division; minus

  (9) If a Monthly Anniversary occurs during the current Valuation Period, the portion of the monthly deduction allocated to the Division during the current Valuation Period to cover the Policy Month which starts during that Valuation Period. (See "Charges and Deductions.")

The Policy's Cash Value in the Separate Account equals the sum of the Policy's Cash Values in each Division.

  Net Investment Factor. The Net Investment Factor measures the investment performance of a Division during a Valuation Period. The Net Investment Factor for each Division for a Valuation Period is calculated as follows:

  (1) The value of the assets at the end of the preceding Valuation Period;
      plus

  (2) The investment income and capital gains--realized or unrealized-- credited to the assets in the Valuation Period for which the Net Investment Factor is being determined; minus

  (3) The capital losses, realized or unrealized, charged against those assets during the Valuation Period; minus

  (4) Any amount charged against each Division for taxes, or other economic burden resulting from the application of tax laws, determined by the Company to be properly attributable to the Divisions of the Separate Account or the Policy or any amount set aside during the Valuation Period as a reserve for taxes attributable to the operation or maintenance of each Division; minus

  (5) A charge not to exceed .0024547% of the net assets for each day in the Valuation Period. This corresponds to 0.90% per year for mortality and expense risks; divided by

  (6) The value of the assets at the end of the preceding Valuation Period.

  The Company may use an equivalent method to determine Cash Value in each Division on each Valuation Date in lieu of the Net Investment Factor method. This method directly determines the units of Cash Value in each Division and the corresponding unit value. Unit value is obtained as follows:

  (1) The value of assets in a Division are obtained by multiplying shares outstanding by the net asset value as of the Valuation Date; minus

  (2) A reduction based upon a charge not to exceed .0024547% of the net assets for each day in the Valuation Period is made (This corresponds to 0.90% per year for mortality and expense risk charge); divided by

  (3) Aggregate units outstanding in the Division at the end of the preceding Valuation Period.

  Valuation Date and Valuation Period. A Valuation Date is each day that the New York Stock Exchange is open for trading except for the day after Thanksgiving, when the Company is closed. A Valuation Period is the period between two successive Valuation Dates, commencing at the close of trading, currently 4:00 p.m. (New York time) each Valuation Date and ending at the close of trading, currently 4:00 p.m. on the next succeeding Valuation Date.

                          POLICY RIGHTS AND PRIVILEGES

EXERCISING RIGHTS AND PRIVILEGES UNDER THE POLICIES

  Owners may exercise their rights and privileges under the Policies (i.e., make transfers, change premium allocations, borrow, etc.) by directly notifying the Company in writing at its Home Office. The Company will send all reports and other notices described herein or in the Policy directly to the Owner.

LOANS

  Loan Privileges. After the first Policy Anniversary, the Owner may, by written request directly to the Company, borrow an amount up to the Loan Value of the Policy, with the Policy serving as sole security for such loan. The Loan Value is equal to (a) minus (b) minus (c), where (a) is 85 percent of the Cash Value of the Policy on the date the Policy Loan is requested, (b) is the amount of any outstanding Indebtedness, and (c) is any contingent deferred sales charges. Loan interest is due and payable in arrears on each Policy Anniversary or on a pro rata basis for such shorter period as the loan may exist. The minimum amount that may be borrowed is $100. The loan may be completely or partially repaid at any time while the Insured is living. Any amount due to an Owner under a Policy Loan ordinarily will be paid within seven days after the Company receives the loan request at its Home Office, although payments may be postponed under certain circumstances. (See "General Matters Relating to the Policy--Postponement of Payments.")

  When a Policy Loan is made, Cash Value equal to the amount of the loan will be transferred to the Loan Account as security for the loan. Unless the Owner requests a different allocation, amounts will be transferred from the Divisions of the Separate Account in the same proportion that the Policy's Cash Value in each Division bears to the Policy's total Cash Value, less the Cash Value in the Loan Account, at the end of the Valuation Period during which the request for a Policy Loan is received. This will reduce the Policy's Cash Value in the Separate Account. These transactions will not be considered transfers for purposes of the limitations on transfers between Divisions.

  Loan Account Interest Rate Credited. Cash Value transferred to the Loan Account to secure a Policy Loan will accrue interest daily at an annual rate not less than five percent. The rate is declared by action of Company management as authorized by the Board of Directors of the Company. The Loan Account interest credited will be transferred to the Divisions of the Separate
Account: (1) each Policy Anniversary; (2) when a new loan is made; (3) when a loan is partially or fully repaid; and (4) when an amount is needed to meet a monthly deduction.

  Interest Rate Charged for Policy Loans. The interest rate charged will be at an annual rate of eight percent. Interest charged will be due and payable annually in arrears on each Policy Anniversary or for such shorter period as the Policy Loan may exist. If the Owner does not pay the interest charged when it is due, an amount of Cash Value equal to that which is due will be transferred to the Loan Account. (See "Effect of Policy Loans," below.) The amount transferred will be deducted from the Divisions of the Separate Account in the same proportion that the portion of the Cash Value in each Division bears to the total Cash Value of the Policy minus the Cash Value in the Loan Account.

  Effect of Policy Loans. A loan taken from, or secured by, a Group Contract may have Federal income tax consequences (See "Federal Tax Matters.")

  Whether or not a Policy Loan is repaid, it will permanently affect the Cash Value of a Policy, and may permanently affect the amount of the death benefit, even if the loan is repaid. This is because the collateral for the Policy Loan (the amount held in the Loan Account) does not participate in the performance of the Separate Account while the loan is outstanding. If the Loan Account interest credited is less than the investment performance of the selected Division, the Policy values will be lower as a result of the loan. Conversely, if the Loan Account interest credited is higher than the investment performance of the Division, the Policy values may be higher.

  In addition, if the Indebtedness exceeds the Cash Value minus any contingent deferred sales charges on any Monthly Anniversary, the Policy may lapse, subject to a grace period. (See "Charges and Deductions.") A sufficient payment must be made within the later of the grace period of 62 days from the Monthly Anniversary immediately before the date Indebtedness exceeds the Cash Value less any contingent deferred surrender charges, or 31 days after notice that the Policy will terminate without a sufficient payment has been mailed, or the Policy will lapse and terminate without value. A lapsed Policy, however, may later be reinstated. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

  All outstanding Indebtedness will be deducted from the proceeds payable upon the death of the Insured, surrender, or the maturity of the Policy.

  Repayment of Indebtedness. A Policy Loan may be repaid in whole or in part at any time prior to the death of the Insured and as long as a Policy is in effect. All repayments should be made directly to the Company at its Home Office. Amounts paid while a Policy Loan is outstanding will be treated as premiums unless the Owner requests in writing that they be treated as repayment of Indebtedness. When a loan repayment is made, an amount securing the Indebtedness in the Loan Account equal to the loan repayment will be transferred to the Divisions of the Separate Account in the same proportion that Cash Value in the Loan Account bears to the Cash Value in each Loan Subaccount. A Loan Subaccount exists for each Division of the Separate Account. Amounts transferred to the Loan Account to secure Indebtedness are allocated to the appropriate Loan Subaccount to reflect their origin.

SURRENDER AND PARTIAL WITHDRAWALS

  At any time during the lifetime of the Insured and while a Policy is in force, the Owner may surrender, or make a partial withdrawal under, the Policy by sending a written request to the Company. The amount available upon surrender is the Cash Surrender Value (described below) at the end of the Valuation Period during which the surrender request is received at the Company's Home Office. Amounts payable upon surrender or a partial withdrawal ordinarily will be paid within seven days of receipt of the written request. (See "General Matters Relating to the Policy--Postponement of Payments.") Surrenders and partial withdrawals may have Federal income tax consequences. (See "Federal Tax Matters.")

  Surrender. To effect a surrender, the Policy itself must be returned to the Company along with the request or the request must be accompanied by a completed affidavit of lost policy, which is available from the Company. Upon surrender, the Company will pay the Cash Surrender Value to the Owner. The Cash Surrender Value equals the Cash Value on the date of surrender, less any Indebtedness and any contingent deferred sales charge. (See "Charges and Deductions--Sales Charges--Contingent Deferred Sales Charge.") Surrender proceeds will be paid in a single sum. If the request is received on a Monthly Anniversary, the monthly deduction otherwise deductible will be included in the amount paid. Coverage under a Policy will terminate as of the date of surrender.

  Partial Withdrawals. After the first Policy Year, an Owner may make up to one partial withdrawal each Policy Month from the Separate Account. The minimum amount of a partial withdrawal, net of any transaction charges and any applicable contingent deferred sales charges, is at least $500. The minimum amount that can be withdrawn from a Division is $50, or the Policy's Cash Value in a Division, if smaller. The maximum amount that may be withdrawn, including the partial withdrawal transaction charge, is the Loan Value. The partial withdrawal transaction charge is equal to the lesser of $25 or two percent of the amount withdrawn.

  The Owner may allocate the amount withdrawn, subject to the above conditions, among the Divisions of the Separate Account. If no allocation is specified, then the partial withdrawal will be allocated among the Divisions of the Separate Account in the same proportion that the Policy's Cash Value in each Division bears to the total Cash Value of the Policy, less the Cash Value in the Loan Account, on the date the request for the partial withdrawal is received.

  A contingent deferred sales charge may be imposed on a partial withdrawal if the partial withdrawal results in a decrease in the Face Amount and if the decrease is made against coverage that has been in effect for less than ten years. A partial withdrawal will decrease the Face Amount in two situations. First, if the death benefit Option A is in effect and the death benefit equals the Face Amount then the partial withdrawal will decrease the Face Amount, and, thus, the death benefit by an amount equal to the partial withdrawal plus the partial withdrawal transaction charge and any applicable contingent deferred sales charge. Second, if the death benefit equals a percentage of Cash Value (whether Option A or Option B is in effect), then a partial withdrawal will decrease the Face Amount by the amount that the partial withdrawal plus the partial withdrawal transaction charge and any applicable contingent deferred sales charge exceeds the difference between the death benefit and the Face Amount. The death benefit also will be reduced in this circumstance. If Option B is in effect and the death benefit equals the Face Amount plus the Cash Value, the partial withdrawal will not reduce the Face Amount, but it will reduce the Cash Value and, thus, the death benefit by the amount of the partial withdrawal plus the partial withdrawal transaction charge. In this last situation, no contingent deferred sales charge will be deducted.

  The Face Amount will be decreased in the following order: (i) the Face Amount at issue; and (2) any increases in the same order in which they were issued. Where the decrease causes a partial reduction in an increase or the Face Amount at issue, a proportionate share of the contingent deferred sales charge for that increase or the Face Amount at issue will be deducted. This charge is described in more detail under "Charges and Deductions--Sales Charges-- Contingent Deferred Sales Charge."

  Generally, the partial withdrawal transaction charge and any contingent deferred sales charge imposed in connection with a partial withdrawal will be allocated among the Divisions of the Separate Account in the same proportion as the partial withdrawal is allocated. If, following a partial withdrawal, insufficient funds remain in a Division to pay the partial withdrawal transaction charge and any contingent deferred sales charges allocated to a Division, the unpaid charges will be allocated equally among the remaining Divisions. In addition, an Owner may request that the partial withdrawal transaction charge and any contingent deferred sales charges applicable to an amount withdrawn from a Division be paid from the Owner's Cash Value in another Division. No amount may be withdrawn that would result in there being insufficient Cash Value to meet any contingent deferred sales charges that would be payable upon the surrender of the remaining Cash Value immediately following the partial withdrawal.

  The Face Amount remaining in force after a partial withdrawal may not be less than $25,000. Any request for a partial withdrawal that would reduce the Face Amount below this amount will not be executed.

  Partial withdrawals may affect the way in which the cost of insurance charge is calculated and the amount of pure insurance protection afforded under a Policy. (See "Policy Benefits--Death Benefit--Methods of Affecting Insurance Protection.")

TRANSFERS

  Under the Company's current rules, a Policy's Cash Value, except amounts credited to the Loan Account, may be transferred among the Divisions of the Separate Account. Requests for transfers from or among Divisions of the Separate Account must be made in writing directly to the Company and may be made once each Policy Month. Transfers must be in amounts of at least $250 or, if smaller, the Policy's Cash Value in a Division. The Company will effectuate transfers and determine all values in connection with transfers as of the end of the Valuation Period during which the transfer request is received.

  All requests received on the same Valuation Day will be considered a single transfer request. Each transfer must meet the minimum requirement of $250 or the entire Cash Value in a Division. Where a single transfer request calls for more than one transfer, and not all of the transfers would meet the minimum requirements, the Company will effectuate those transfers that do meet the requirements. Transfers resulting from Policy Loans will not be counted for purposes of the limitations on the amount or frequency of transfers allowed in each month or year.

  Although the Company currently intends to continue to permit transfers for the foreseeable future, the Policy provides that the Company may modify the transfer privilege, by changing the minimum amount transferable, by altering the frequency of transfers, by imposing a transfer charge, by prohibiting transfers, or in such other manner as the Company may determine at its discretion.

RIGHT TO EXAMINE POLICY

  The Owner may cancel a Policy within 20 days after receiving it, within 45 days after the Owner signed the application, or within 10 days of mailing a notice of the cancellation right to the Owner, whichever is latest. If a Policy is cancelled within this time period, a refund will be paid. The refund will equal all premiums paid under the Policy.

  To cancel the Policy, the Owner should mail or deliver the Policy directly to the Company. A refund of premiums paid by check may be delayed until the check has cleared the Owner's bank. (See "General Matters Relating to the Policy-- Postponement of Payments.")

  A request for an increase in Face Amount (see "Policy Benefits--Death Benefit") also may be cancelled. The request for cancellation must be made within the latest of 20 days from the date the Owner received the new Policy specifications pages for the increase, 10 days of mailing the right to cancellation notice to the Owner, or 45 days after the Owner signed the application for the increase.

  Upon cancellation of an increase, the Owner may request that the Company refund the amount of the additional charges deducted in connection with the increase. This will equal the amount by which the monthly deductions since the increase went into effect exceeded the monthly deductions which would have been made absent the increase (see "Charges and Deductions--Monthly Deduction"). If no request is made, the Company will increase the Policy's Cash Value by the amount of these additional charges. This amount will be allocated among the Divisions of the Separate Account in the same manner as it was deducted. The contingent deferred sales charge also will be reduced to the amount that would have been in effect absent the increase (see "Charges and Deductions--Sales Charges--Contingent Deferred Sales Charge").

CONVERSION RIGHT TO A FIXED BENEFIT POLICY

  Once during the first 24 Policy Months following the Issue Date of the Policy, the Owner may, upon written request, convert a Policy still in force to a life insurance policy that provides for benefits that do not vary with the investment return of the Divisions of the Separate Account. In the event a Certificate has been amended to operate as an Individual Policy following an Owner's change in eligibility under a Group Contract, the conversion right will be measured from the Issue Date of the original Certificate. (See "Policy Rights and Privileges--Eligibility Change Conversion.") No evidence of insurability will be required when this right is exercised. However, the Company will require that the Policy be in force and that the Owner repay any existing Indebtedness. At the time of the conversion, the new Policy will have, at the Owner's option, either the same death benefit or the same net amount at risk as the original Policy. The new Policy will also have the same Issue Date and Issue Age as the original Policy. The premiums for the new Policy will be based on the Company's rates in effect for the same Issue Age and rate class as the original Policy.

ELIGIBILITY CHANGE CONVERSION

  If an Owner's eligibility under a Group Contract ends, the Insured's coverage will continue nevertheless unless the Policy is no longer in force. An Owner's eligibility will end if the Group Contract is terminated or if the Owner leaves the group or otherwise fails to satisfy the eligibility requirements set forth in a particular Group Contract. Even if the Policy is not in force due to lapse, the right to reinstate and thus to convert a lapsed Policy will not be affected by the change in the Owner's eligibility during the reinstatement period.

  The Certificate issued in connection with the Group Contract will be amended automatically so that it will continue in force as an Individual Policy. The rights, benefits, and guaranteed charges will not be altered by this amendment. The amendment will be mailed to the Owner within 31 days after the Company receives written notice that (a) the Owner leaves the group or otherwise fails to satisfy the eligibility requirements under a Group Contract or (b) after the termination of the Group Contract. If, at the time the conversion occurs, the Policy is in a grace period (see "Payment and Allocation of Premiums--Policy Lapse and Reinstatement,") any premium necessary to prevent the Policy from lapsing must be received by to the Company at its Home Office before the new Individual Policy will be mailed. A new planned premium schedule will be established which will have the same planned annual premium utilized under the Group Contract, but, ordinarily, the planned payment intervals will be no more frequent than quarterly. Of course, unscheduled premium payments can be made at any time. (See "Payment and Allocation of Premiums--Premiums.")

PAYMENT OF BENEFITS AT MATURITY

  If the Insured is living and the Policy is in force, the Company will pay the Cash Surrender Value of the Policy to the Owner on the Maturity Date. An Owner may elect to have amounts payable on the Maturity Date paid in a single sum or under a settlement option. (See "Policy Rights and Privileges--Payment of Policy Benefits.") Amounts payable on the Maturity Date ordinarily will be paid within seven days of that date, although payment may be postponed under certain circumstances. (See "General Matters Relating to the Policy--Postponement of Payments.") A Policy will mature if and when the Insured reaches Attained Age 95.

PAYMENT OF POLICY BENEFITS

  A lump sum payment will be made. Provisions for settlement of proceeds different from a lump sum payment may only be made upon written agreement with the Company.

  Settlement Options. The Company may offer settlement options that apply to the payment of death benefit proceeds, as well as to benefits payable at maturity. Once a settlement option is in effect, there will no longer be value in the Separate Account.

  Accelerated Death Benefits. The Company offers certain riders which permit the Owner to elect to receive an accelerated payment of the Policy's death benefit in a reduced amount under certain circumstances. (See "General Matters Relating to the Policy--Additional Insurance Benefits.")

                             CHARGES AND DEDUCTIONS

  Charges will be deducted in connection with the Policies to compensate the Company for providing the insurance benefits set forth in the Policies, administering the Policies, incurring expenses in distributing the Policies, and assuming certain risks in connection with the Policies.

SALES CHARGES

  The sales charges assessed under the Policies consist of a front-end charge ("premium expense charge") and a deferred charge ("contingent deferred sales charge"). In no event will the total sales charges on premiums paid up to 20 times the guideline annual premium for the Face Amount at issue (or for any increase in Face Amount) exceed 9 percent of those premiums. The guideline annual premium will be fixed and determined on the Issue Date or the effective date of any requested increase in Face Amount and will be set forth in the Policy's specifications pages and in the new specifications pages issued upon an increase. The sales charges will not change in the event that an Owner is no longer eligible under a Group Contract but continues coverage on an individual basis.

  Premium Expense Charge. Prior to allocation of net premiums among the Divisions of the Separate Account, premium payments will be reduced by a premium expense charge of 2.5%. The premium payment less the premium expense charge less any charge to compensate the Company for anticipated higher corporate income taxes resulting from the sale of a Policy less the premium tax charge equals the net premium.

  Contingent Deferred Sales Charge. During the first ten Policy Years, the Company assesses a charge upon surrender or lapse of the Policy, a requested decrease in Face Amount, or a partial withdrawal that causes the Face Amount to decrease. The contingent deferred sales charge is calculated separately for the initial Face Amount and for any increase in Face Amount.

  Assuming no increases in Face Amount have yet become effective, the contingent deferred sales charge will be equal to 25 percent of premiums received by the Company during the first Policy Year up to the guideline annual premium for the initial Face Amount. The amount of the charge will decrease each year after the first Policy Year by one-tenth of the total charge until it reaches zero at the end of ten Policy Years as shown in the table below.

  If an increase in Face Amount has gone into effect and the Policy is surrendered within the first 12 Policy Months after the effective date of increase, the additional charge associated with the increase will equal 25 percent of premiums "associated with the increase" (explained below) which are received by the Company within the 12 Policy Months of the effective date of the increase, up to the guideline annual premium for the increase. The charge applicable to an increase in Face Amount will decrease by one-tenth of the total charge each year after the first year that the increase is in effect until it reaches zero at the end of ten years, as shown below.

  The timing of premium payments may affect the amount of the contingent deferred sales charge under a Policy, as the charge is based only on premiums actually received by the Company in the first Policy Year or in the first 12 Policy Months after an increase in Face Amount.

            CONTINGENT DEFERRED SALES CHARGE (CDSC) PERCENTAGE TABLE

                                                          PERCENTAGE OF THE CDSC
      POLICY YEAR:*                                              PAYABLE:
      -------------                                       ----------------------
      1..................................................          100%
      2..................................................           90%
      3..................................................           80%
      4..................................................           70%
      5..................................................           60%
      6..................................................           50%
      7..................................................           40%
      8..................................................           30%
      9..................................................           20%
      10.................................................           10%
      11 and later.......................................            0%

--------
  * For requested increases, years are measured from the effective date of the increase.

  Because additional premium payments are not required to fund a requested increase in Face Amount, a special rule applies to determine the amount of premiums "associated with the increase." In general, the premiums associated with the increase will equal the sum of a proportionate share of the Cash Surrender Value on the effective date of the increase, before any deductions are made, plus a proportionate share of any premium payments actually made on or after the effective date of the increase. This means that, in effect, a portion of the existing Cash Value will be deemed to be a premium payment for the increase, and subsequent premium payments will be prorated. The proportion of existing Cash Value and subsequent premium payments associated with the increase will be based on the relative guideline annual premium payments for the increase and for the Policy's initial Face Amount.

  Assuming there has been no prior requested increase in Face Amount, the amount of the contingent deferred sales charge deducted upon a decrease in Face Amount will equal a fraction of the charge that would be deducted if the Policy were surrendered at that time. The fraction will be determined by dividing the amount of the decrease by the Policy's Face Amount before the decrease and multiplying the result by the charge.

  If there has been a prior increase in Face Amount, the amount of the charge will depend on whether the initial Face Amount or subsequent increases in Face Amount are being decreased, which in turn will depend on whether the decrease arises from a partial withdrawal or a requested decrease in Face Amount. (See "Policy Rights and Privileges--Surrender and Partial Withdrawals," and "Policy Benefits--Death Benefit--Change in Face Amount.") Where the decrease causes a partial reduction in an increase or in the initial Face Amount a proportionate share of the contingent deferred sales charge for that increase or the initial Face Amount will be deducted.

PREMIUM TAX CHARGE

  Various states and subdivisions impose a tax on premiums received by insurance companies. Premium taxes vary from jurisdiction to jurisdiction. To cover these premium taxes, the Company deducts a charge of 2 percent of premium paid from all Policies.

MONTHLY DEDUCTION

  Charges will be deducted monthly from the Cash Value of each Policy ("monthly deduction") to compensate the Company for (a) certain administrative costs; (b) insurance underwriting and acquisition expenses in connection with issuing a Policy; (c) the cost of insurance; and
(d) the cost of optional benefits added by rider. The monthly deduction will be deducted on the Investment Start Date and on each succeeding Monthly Anniversary. It will be allocated among each Division of the Separate Account in the same proportion that a Policy's Cash Value in each Division bears to the total Cash Value of the Policy, less the Cash Value in the Loan Account, on the date the deduction is made. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction itself will vary in amount from month to month.

  Monthly Administrative Charge. The Company has responsibility for the administration of the Policies and the Separate Account. Administrative expenses include premium billing and collection, recordkeeping, processing death benefit claims, cash surrenders, partial withdrawals, Policy changes, reporting and overhead costs, processing applications, and establishing Policy records. As reimbursement for administrative expenses related to the maintenance of each Policy and the Separate Account, the Company deducts a monthly administration charge of $3.00 per month from each Policy.

  This charge is guaranteed not to increase over the life of the Policy. Nor will the administrative charge change in the event that the Owner is no longer eligible for group coverage, but continues coverage on an individual basis. In addition, where the Company believes that lower administrative costs will be incurred in connection with a particular Group Contract due to the number of eligible Owners or administrative support required, the Company may deduct a lower charge from Policies issued under that Group Contract.

  Cost of Insurance. The cost of insurance is deducted on each Monthly Anniversary for the following Policy Month. Because the cost of insurance depends upon a number of variables, the cost will vary for each Policy Month. The cost of insurance is determined separately for the initial Face Amount and for any subsequent increases in Face Amount. The Company will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each Policy Month.

  The cost of insurance rates are determined at the beginning of each Policy Year for the initial Face Amount and each increase in Face Amount. The current cost of insurance rates will be determined by the Company based on its expectations as to future mortality experience. The Company currently issues the Policies on a simplified underwriting basis without regard to the sex or smoker/non-smoker status of the Insured. If the Policies were issued on a guaranteed issue underwriting basis, the current cost of insurance rates might increase. The Company also reserves the right to issue Policies on another basis which is determined by the Company to be appropriate for the group and which may include guaranteed issue.

  The current cost of insurance rates will be based on the Attained Age of the Insured, the rate class of the Insured, and the gender mix (i.e., the proportion of men and women covered under a particular Group Contract). The cost of insurance rates generally increase as the Insured's Attained Age increases. An Insured's rate class is generally based on the expected number of potential Insureds as well as other factors that may affect the mortality risks assumed by the Company in connection with a particular Group Contract. All other factors being equal, the cost of insurance rates generally decrease by rate class as the expected number of potential Insureds in the rate class increase. The Company reserves the right to change criteria on which a rate class will be based in the future. The Company will estimate the gender mix of the pool of Insureds under a Group Contract upon issuance of the Group Contract. Each year on the Group Contract's anniversary, the Company may adjust the rate to reflect the actual gender mix for the particular group.
Currently, in the event that the Owner's eligibility under a Group Contract ceases, the cost of insurance rate will continue to reflect the gender mix of the pool of Insureds at the time the Insured's eligibility ceased. However, at some time in the future, the Company reserves the right to base the gender mix and rate class on the group consisting of those Insureds who are no longer under a Group Contract.

  The current cost of insurance rates will not be greater than the guaranteed cost of insurance rates set forth in the Policy. These guaranteed rates are 125 percent of the maximum rates that could be charged based on the 1980 Commissioners Standard Ordinary Mortality Table C ("1980 CSO Table"). The 1980 CSO Table assumes a blending of sixty percent male and forty percent female. The guaranteed rates are higher than 100 percent of the maximum rates in the 1980 CSO Table because the Company uses simplified underwriting procedures whereby the insured is not required to submit to a medical or paramedical examination. The current cost of insurance rates are generally lower than 100 percent of the 1980 CSO Table. Any change in the current cost of insurance rates, except those changes made to adjust for changes in the gender mix of the pool of Insureds under a particular Group Contract, will apply to all persons of the same Attained Age and rate class whose initial Face Amounts or increases in Face Amount have been in force for the same length of time. (For purposes of computing guideline premiums under Section 7702 of the Internal Revenue Code of 1986, as amended, the Company will use 100 percent of the 1980 CSO Table.)

  The net amount at risk for a Policy Month is (a) the death benefit at the beginning of the Policy Month divided by 1.0040741 (which reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of five percent), less (b) the Cash Value at the beginning of the Policy Month.

  The net amount at risk may be affected by changes in the Cash Value or changes in the Face Amount of the Policy. If there is an increase in the Face Amount and the rate class applicable to the increase is different from that for the initial Face Amount, the net amount at risk will be calculated separately for each rate class. If Option A is in effect, for purposes of determining the net amounts at risk for each rate class, Cash Value will first be considered a part of the initial Face Amount. If the Cash Value is greater than the initial Face Amount, the excess Cash Value will then be considered a part of each increase in order, starting with the first increase. If Option B is in effect, the net amount at risk for each rate class will be determined by the Face Amount associated with that rate class. In calculating the cost of insurance charge, the cost of insurance rate for a Face Amount is applied to the net amount at risk for the corresponding rate class.

  Because the calculation of the net amount at risk is different under Option A and Option B when more than one rate class is in effect, a change in the death benefit option may result in a different net amount at risk for each rate class than would have occurred had the death benefit option not been changed. Since the cost of insurance is calculated separately for each rate class, any change in the net amount at risk resulting from a change in the death benefit option may affect the total cost of insurance paid by the Owner.

  Partial withdrawals and decreases in Face Amount will affect the manner in which the net amount at risk for each rate class is calculated. (See "Policy Benefits--Death Benefit," and "Policy Rights and Privileges--Surrender and Partial Withdrawals.")

PARTIAL WITHDRAWAL TRANSACTION CHARGE

  A transaction charge which is the lesser of $25 or two percent of the amount withdrawn will be assessed on each partial withdrawal to cover the administrative costs incurred in processing the partial withdrawal.

SEPARATE ACCOUNT CHARGES

  Mortality and Expense Risk Charge. The Company will deduct a daily charge from the Separate Account at the rate of .0024547% of the net assets of each Division of the Separate Account, which equals an annual rate of .90% of those net assets. This deduction is guaranteed not to increase for the duration of the Policy. The Company may realize a profit from this charge.

  The mortality risk assumed by the Company is that Insureds may die sooner than anticipated and that therefore the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policy will exceed the amounts realized from the administrative charges assessed against the Policy.

  Federal Taxes. Currently no charge is made to the Separate Account for Federal income taxes that may be attributable to the Separate Account. The Company may, however, make such a charge in the future. Charges for other taxes, if any, attributable to the Account may also be made. (See "Federal Tax Matters.")

  Expenses of American Series Fund. The value of the net assets of the Separate Account will reflect the investment advisory fee and other expenses incurred by American Series Fund. (See "The Company and the Separate Account--American Variable Insurance Series.")

                     GENERAL MATTERS RELATING TO THE POLICY

POSTPONEMENT OF PAYMENTS

  Payment of any amount due from the Separate Account upon surrender, partial withdrawals, election of an accelerated death benefit under a rider, death of the Insured, or the Maturity Date, as well as payments of a Policy loan and transfers, may be postponed whenever: (i) the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC; (ii) the SEC by order permits postponement for the protection of Owners; or (iii) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets.

  Payments under the Policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared the Owner's bank.

THE GROUP CONTRACT

  The Policy, the attached application, endorsements, any application for an increase in Face Amount, and any application for reinstatement constitute the entire contract between the Owner and the Company. Apart from the rights and benefits described in the Certificate and incorporated by reference into the Group Contract, the Owner has no rights under the Group Contract. All statements made by the Owner or Insured in the application are considered representations and not warranties, except in the case of fraud. Only statements in the application and any supplemental applications can be used to contest a claim or the validity of the Policy. Any change to the Policy must be approved in writing by the President, a Vice President, or the Secretary of the Company. No agent has the authority to alter or modify any of the terms, conditions, or agreements of the Policy or to waive any of its provisions.

CONTROL OF POLICY

  The Insured will be considered Owner of the Policy unless another person is shown as the Owner in the application. Ownership may be changed, however, as described below. The Owner is entitled to all rights provided by the Policy, prior to its Maturity Date. After the Maturity Date, the Owner cannot change the payee nor the mode of payment, unless otherwise provided in the Policy. Any person whose rights of ownership depend upon some future event will not possess any present rights of ownership. If there is more than one Owner at a given time, all must exercise the rights of ownership. If the Owner should die, and the Owner is not the Insured, the Owner's interest will go to his or her estate unless otherwise provided.

BENEFICIARY

  The Beneficiary(ies) is (are) the person(s) specified in the application or by later designation. Unless otherwise stated in the Policy, the Beneficiary has no rights in a Policy before the death of the Insured. If there is more than one Beneficiary at the death of the Insured, each will receive equal payments unless otherwise provided by the Owner. If no Beneficiary is living at the death of the Insured, the proceeds will be payable to the Owner or, if the Owner is not living, to the Owner's estate.

CHANGE OF OWNER OR BENEFICIARY

  The Owner may change the ownership and/or Beneficiary designation by written request in a form acceptable to the Company at any time during the Insured's lifetime. The Company may require that the Policy be returned for endorsement of any change. The change will take effect as of the date the request is signed, whether or not the Insured is living when the request is received at the Company's Home Office. The Company will not be liable for any payment made or action taken before the Company received the written request for change. If the Owner is also a Beneficiary of the Policy at the time of the Insured's death, the Owner may, within 60 days of the Insured's death, designate another person to receive the Policy proceeds.

POLICY CHANGES

  The Company reserves the right to limit the number of Policy changes to one per Policy Year and to restrict such changes in the first Policy Year. Currently, no change may be made during the first Policy Year. For this purpose, changes include increases or decreases in Face Amount and changes in the death benefit option. No change will be permitted that would result in the death benefit under a Policy being included in gross income due to not satisfying the requirements of Section 7702 of the Internal Revenue Code or any applicable successor provision.

CONFORMITY WITH STATUTES

  If any provision in a Policy is in conflict with the laws of the state governing the Policy, the provision will be deemed to be amended to conform to such laws.

CLAIMS OF CREDITORS

  To the extent permitted by law, neither the Policy nor any payment thereunder will be subject to the claims of creditors or to any legal process.

INCONTESTABILITY

  The Policy is incontestable after it has been in force for two years from the Issue Date during the lifetime of the Insured. An increase in Face Amount or addition of a rider after the Issue Date is incontestable after such increase or addition has been in force for two years from its effective date during the lifetime of the Insured. Any reinstatement of a Policy is incontestable, except for nonpayment of premiums, only after it has been in force during the lifetime of the Insured for two years after the effective date of the reinstatement.

ASSIGNMENT

  The Company will be bound by an assignment of a Policy only if: (a) it is in writing; (b) the original instrument or a certified copy is filed with the Company at its Home Office; and (c) the Company sends an acknowledged copy to the Owner. The Company is not responsible for determining the validity of any assignment. Payment of Policy proceeds is subject to the rights of any assignee of record. If a claim is based on an assignment, the Company may require proof of the interest of the claimant. A valid assignment will take precedence over any claim of a Beneficiary.

SUICIDE

  Suicide within two years of the Issue Date is not covered by the Policy. If the Insured dies by suicide, while sane or insane, within two years from the Issue Date (or within the maximum period permitted by the laws of the state in which the Policy was delivered, if less than two years), the amount payable will be limited to premiums paid, less any partial withdrawals and outstanding Indebtedness. If the Insured, while sane or insane, dies by suicide within two years after the effective date of any increase in Face Amount, the death benefit for that increase will be limited to the amount of the monthly deductions for the increase.

  If the Insured is a Missouri citizen when the Policy is issued, this provision does not apply on the Issue Date of the Policy, or on the effective date of any increase in Face Amount, unless the Insured intended suicide at the time of application for the Policy or any increase in Face Amount.

MISSTATEMENT OF AGE AND CORRECTIONS

  If the age of the Insured has been misstated in the application, the amount of the death benefit will be that which the most recent cost of insurance charge would have purchased for the correct age.

  Any payment or Policy changes made by the Company in good faith, relying on its records or evidence supplied with respect to such payment, will fully discharge the Company's duty. The Company reserves the right to correct any errors in the Policy.

RECORDS AND REPORTS

  The Company will maintain all records relating to the Separate Account and will mail to the Owner once each Policy Year, at the last known address of record, a report which shows the current Policy values, premiums paid, deductions made since the last report, and any outstanding Policy Loans. The Owner will also be sent without comment periodic reports for the American Series and a list of the portfolio securities held in each Fund. Receipt of premium payments directly from the Owner, transfers, partial withdrawals, Policy Loans, loan repayments, changes in death benefit options, increases or decreases in Face Amount, surrenders and reinstatements will be confirmed promptly following each transaction.

  An Owner may request in writing a projection of illustrated future Cash Surrender Values and death benefits. This projection will be furnished by the Company for a nominal fee.

                          DISTRIBUTION OF THE POLICIES

  Walnut Street Securities, Inc. ("Walnut Street") acts as principal underwriter of the Policies pursuant to a Sales Agreement with the Company. Walnut Street is a wholly-owned subsidiary of General American Holding Company, which is an affiliate of the Company. Walnut Street is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers. The Policies will be sold by broker-dealers who have entered into written sales agreements with Walnut Street.

  Agents will receive commissions based on a commission schedule in the sales agreements. Agent first-year commissions are based on a percentage of first-year premiums. The commission rates will generally be no more than 27.5 percent of first-year premiums paid up to the guideline annual premium. No renewal commissions are paid.

  Walnut Street received $230,287 in commissions on the Policies during the year ended December 31, 1994; $260,132 for the year ended December 31, 1995; and $242,031 for the year ended December 31, 1996.

                    GENERAL PROVISIONS OF THE GROUP CONTRACT

ISSUANCE

  The Group Contract will be issued upon receipt of a signed application for Group Insurance signed by a duly authorized officer of the Contractholder and acceptance by a duly authorized officer of the Company at its Home Office.

PREMIUM PAYMENTS

  The Contractholder may remit planned premium payments for Owners in an amount authorized by the Owner. All planned premiums under a Group Contract must be remitted in advance to the Company. The planned premium payment interval is agreed to by the Contractholder and the Company. Prior to each planned payment interval, the Company will furnish the Contractholder with a statement of the planned premium payments to be made under the Group Contract or such other notification as has been agreed to by the Contractholder and the Company. If the Contractholder offers cash management or financial services accounts and an Owner has such an account, the Contractholder may make planned premium payments from the Owner's account if authorized to do so by the Owner.

GRACE PERIOD

  If the Contractholder does not remit planned premium payments in a timely fashion, the Group Contract will be in default. A grace period of 31 days begins on the date that the planned premiums were scheduled to be remitted. If the Contractholder does not remit premiums prior to the end of the grace period, the Group Contract will terminate. However, the Individual Insurance will continue following the Group Contract's termination, provided such insurance is not surrendered or cancelled by the Owner. (See "Policy Rights and Privileges--Eligibility Change Conversion.") If the Contractholder fails to remit premiums to the Company for a particular Owner because that Owner does not have sufficient funds in his or her cash management account, the Contractholder will not be deemed to be in default.

TERMINATION

  Except as described in "Grace Period" above, the Contract will be terminated immediately upon default. In addition, the Company may end a Group Contract or any of its provisions on 31 days notice. If the Group Contract terminates, any Policies in effect will remain in force on an individual basis, unless such insurance is surrendered or cancelled by the Owner. New Policies will be issued as described in "Policy Rights and Privileges--Eligibility Change Conversion." In addition, if the Group Contract terminates, the Owner will no longer be able to make planned premium payments from a cash management or financial services account offered by the Contractholder.

RIGHT TO EXAMINE GROUP CONTRACT

  The Contractholder may terminate the Group Contract within 20 days after receiving it, within 45 days after the application was signed or within 10 days of mailing a notice of the cancellation right, whichever is latest. To cancel the Group Contract, the Contractholder should mail or deliver the Group Contract to the Company.

ENTIRE GROUP CONTRACT

  The Group Contract, with the attached copy of the Contractholder's application and other attached papers, if any, is the entire contract between the Contractholder and the Company. All statements made by the Contractholder, any Owner or any Insured will be deemed representations and not warranties. Misstatements will not be used in any contest or to reduce claim under the Group Contract, unless it is in writing. A copy of the application containing such misstatement must have been given to the Contractholder or to the Insured or to his Beneficiary, if any.

INCONTESTABILITY

  The Company cannot contest the Group Contract after it has been in force for two years from the date of issue.

OWNERSHIP OF GROUP CONTRACT

  The Contractholder owns the Group Contract. The Group Contract may be changed or ended by agreement between the Company and the Contractholder without the consent of, or notice to, any person claiming rights or benefits under the Group Contract. However, the Contractholder does not have any ownership interest in the Policies issued under the Group Contract. The rights and benefits under the Policies inure to the benefit of the Owners, Insureds, and Beneficiaries as set forth herein and in the Policies.

                              FEDERAL TAX MATTERS

INTRODUCTION

  The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon the Company's understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of continuation of the present Federal income tax laws or of the current interpretations by the Internal Revenue Service.

TAXATION OF THE POLICY

  Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code") sets forth a definition of a life insurance contract for Federal tax purposes. Although the Secretary of the Treasury (the "Treasury") is authorized to prescribe regulations implementing Section 7702, while proposed regulations and other interim guidance has been issued, final regulations have not been adopted. In short, guidance as to how Section 7702 is to be applied is limited. The Company nonetheless believes (largely in reliance on IRS Notice 88-128 and the proposed regulations under Section 7702, issued on July 5, 1991) that the Policy should meet the Section 7702 definition of a life insurance contract. If a Policy were determined not to be a life insurance contract for purposes of
Section 7702, such Policy would not provide the tax advantages normally provided by a life insurance policy. Therefore, if it is subsequently determined that a Policy does not satisfy Section 7702, the Company will take whatever steps are appropriate and necessary to attempt to cause such Policy to comply with Section 7702, including possibly refunding any premiums paid that exceed the limitations allowable under Section 7702 (together with interest or other earnings on any such premiums refunded as required by law). For these reasons, the Company reserves the right to modify the Policy as necessary to attempt to qualify it as a life insurance contract under Section 7702.

  Section 817(h) of the Code authorizes the Treasury to set standards by regulation or otherwise for the investments of each Division of the Separate Account to be "adequately diversified" in order for the Policy to be treated as a life insurance contract for Federal tax purposes. Although the Company does not control the American Series or its investments, the Series has represented that it intends to comply with the diversification requirements prescribed by the Treasury in Treas. Reg. section 1.817-5. Thus, the Company believes that each Division of the Separate Account, through the American Series, will be in compliance with the requirements prescribed by the Treasury.

  The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets, for federal income tax purposes, if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. If that were to be determined to be the case, income and gains from the separate account assets would be includible in the variable contract owner's gross income. The Treasury Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets."

  The ownership rights under the Policy are similar to, but different in certain respects from those described by the IRS in rulings in which it was determined that policy owners were not owners of separate account assets. For example, the Owner has additional flexibility in allocating Premium payments and Policy Values. These differences could result in an Owner being treated as the owner of a pro rata portion of the assets of the Separate Account. In addition, the Company does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the Policy as necessary to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Separate Account.

  The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

  1. In general. As a life insurance contract, the proceeds and cash value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for Federal income tax purposes. Thus, the death benefit under the Policy should be excludable from the gross income of the Beneficiary under section 101(a)(1) of the Code.

  The exchange of a Policy, a change in the Policy's death benefit option (e.g., a change from Option B to Option A), a change in the Policy's Face Amount, a conversion to a fixed policy, a Policy loan, an unscheduled premium payment, a Policy lapse with an outstanding loan, a partial withdrawal, a surrender, or an assignment of the Policy may have Federal income tax consequences depending on the circumstances. In addition, Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy owner or Beneficiary. A competent tax adviser should be consulted for further information.

  The Federal income tax consequences associated with adding the Accelerated Death Benefit Settlement Option Rider or receiving the benefits under such a rider are uncertain. Accordingly, you are urged to consult a tax advisor before adding the rider or accepting benefits under the rider.

  Generally, the Owner will not be deemed to be in constructive receipt of the cash value, including increments thereof, under the Policy until there is a distribution. The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a "modified endowment contract." Whether a Policy is or is not classified as a modified endowment contract, upon a complete surrender or lapse of the Policy or when benefits are paid at the maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

  2. Policies classified as modified endowment contracts. In general, a Policy will be a modified endowment contract if the accumulated premiums paid at any time during the first seven policy years exceeds the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums. Further, a Policy that is not otherwise a modified endowment contract may become a modified endowment contract if it is "materially changed." The determination whether a Policy will be a modified endowment contract after a material change generally depends upon the relationship of the death benefit and the cash value at the time of such change and the additional premiums paid in the seven years following the material change.

  Due to the Policy's flexibility, classification as a modified endowment contract will depend on the individual circumstances of each Policy. Moreover, the rules relating to whether a Policy will be treated as a modified endowment contract are extremely complex. Therefore, a current or prospective Policy owner is strongly advised to retain and consult with a competent advisor before purchasing a Policy, making an unscheduled premium payment on an existing Policy, or making any change in an existing Policy, to determine whether the Policy will be treated as a modified endowment contract.

  The Company has adopted administrative steps designed to protect a Policyowner against inadvertently having the Policy become a modified endowment contract. Although the Company cannot provide complete assurance at this time that a Policy will not inadvertently become a modified endowment contract, it is continuing its efforts to enhance its administrative systems to monitor potential modified endowment classifications automatically.

  3. Distributions from Policies Classified as Modified Endowment Group Contracts. Policies classified as modified endowment contracts will be subject to the following new tax rules: First, all distributions, including distributions upon surrender and benefits paid at maturity, from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the cash value immediately before the distribution over the investment in the Policy (described below) at such time. Second, loans taken from, or secured by, such a Policy (as well as due but unpaid interest that is added to the loan amount) are treated as distributions from such a Policy and taxed accordingly. Third, a 10 percent additional income tax is imposed on the portion of any distribution from, or loan taken from or secured by, such a Policy that is included in income except where the distributions or loan is made on or after the Policy owner attains age 59 1/2, is attributable to the Policy owner's becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy owner or the joint lives (or joint life expectancies) of the Policy owner and the Policy owner's Beneficiary.

  If a Policy becomes a modified endowment contract after it is issued, distributions made during the policy year in which it becomes a modified endowment contract, distributions in any subsequent policy year and distributions within two years before the Policy becomes a modified endowment contract will be subject to the tax treatment described above. This means that a distribution from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

  4. Distributions From Policies Not Classified as Modified Endowment Group Contracts. Distributions from a Policy that is not a modified endowment contract, and which is not materially changed, or, if materially changed, is not classified as a modified endowment contract after such material change, are generally treated as first recovering the investment in the Policy (described below) and then, only after the return of all such investment in the Policy, as distributing taxable income. An exception to this general rule occurs in the case of a decrease in the Policy's death benefit (e.g., partial withdrawal or a change from Option B to Option A) or any other change that reduces benefits under the Policy in the first 15-years after the Policy is issued and that results in a cash distribution to the Policy owner in order for the Policy to continue complying with the section 7702 definitional limits. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in section 7702.

  Loans from, or secured by, a Policy that is not a modified endowment contract are not treated as distributions. Instead, such loans are treated as indebtedness of the Owner.

  Finally, neither distributions (including distributions upon surrender or lapse) nor loans from, or secured by, a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

  5. Policy loan interest. If there is any borrowing against a Policy, the interest paid on the loan generally will not be tax deductible. A Policyowner should consult a qualified tax adviser before deducting interest on a policy loan.

  6. Investment in the Policy. Investment in the Policy means (i) the aggregate amount of any premiums or other consideration paid for a Policy, minus (ii) the aggregate amount received under the Policy which is excluded from gross income of the Policy owner (except that the amount of any loan from, or secured by, a Policy that is a modified endowment contract, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any loan from, or secured by, a Policy that is a modified endowment contract to the extent that such amount is included in the gross income of the Owner.

  7. Multiple Policies. All modified endowment contracts that are issued by the Company (or its affiliates) to the same Policy owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in gross income.

POSSIBLE CHARGE FOR TAXES

  At the present time, the Company makes no charge to the Separate Account for any Federal, state or local taxes the Company incurs that may be attributable to the Separate Account or to the Policies. The Company, however, reserves the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Separate Account or to the Policies.

                  SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS

  The Company holds the assets of the Separate Account. The assets are kept physically segregated and held separate and apart from the Company's general assets. The Company maintains records of all purchases and redemptions of American Series shares by each of the Divisions. Additional protection for the assets of the Separate Account is afforded by a blanket fidelity bond issued by Reliance Insurance Company in the amount of $5 million, covering all officers and employees of the Company who have access to the assets of the Separate Account.

                                 VOTING RIGHTS

  To the extent required by law, the Company will vote the shares of American Series held in the Separate Account at regular and special shareholder meetings of American Series in accordance with instructions received from persons having voting interests in the corresponding Divisions of the Separate Account. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote shares of American Series in its own right, it may elect to do so.

  The Owners of Policies ordinarily are the persons having a voting interest in the Divisions of the Separate Account. The number of votes which an Owner has the right to instruct will be calculated separately for each Division. The number of votes which each Owner has the right to instruct will be determined by dividing a Policy's Cash Value in a Division by the net asset value per share of the corresponding Fund in which the Division invests. Fractional shares will be counted. The number of votes of the Fund which the Owner has right to instruct will be determined as of the date coincident with the date established by that Fund for determining shareholders eligible to vote at the meeting of American Series. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by American Series.

  Because the Funds of the American Series serve as investment vehicles for this Policy as well as for other variable life insurance policies sold by insurers other than the Company and funded through other separate investment accounts, persons owning the other policies will enjoy similar voting rights. The Company will vote Fund shares held in the Separate Account for which no timely voting instructions are received and Fund shares that it owns as a consequence of accrued charges under the Policies, in proportion to the voting instructions which are received with respect to all Policies participating in a Fund. Each person having a voting interest in a Division will receive proxy material, reports, and other materials relating to the appropriate Fund.

  Disregard of Voting Instructions. The Company may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the subclassification or investment objective of one or more of the Funds or to approve or disapprove an investment advisory contract for a Fund. In addition, the Company itself may disregard voting instructions in favor of changes initiated by an Owner in the investment policy or by the investment adviser or sub-adviser of a Fund of American Series if the Company reasonably disapproves of such changes. A proposed change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or the Company determined that the change would have an adverse effect on its general assets in that the proposed investment policy for a Fund may result in overly speculative or unsound investments. In the event the Company does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Owners.

                        STATE REGULATION OF THE COMPANY

  The Company, a stock life insurance company organized under the laws of Missouri, is subject to regulation by the Missouri Division of Insurance. An annual statement is filed with the Director of Insurance on or before March 1 each year covering the operations and reporting on the financial condition of the Company as of December 31 of the preceding year. Periodically, the Director of Insurance examines the liabilities and reserves of the Company and the Separate Account and certifies their adequacy, and a full examination of the Company's operations is conducted by the National Association of Insurance Commissioners at least once every three years.

  In addition, the Company is subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the insurance departments of other states apply the laws of the state of domicile in determining permissible investments.

                           MANAGEMENT OF THE COMPANY

                                           PRINCIPAL OCCUPATION(S)
 NAME                                      DURING PAST FIVE YEARS*
 ----                                      -----------------------
 EXECUTIVE OFFICERS**
    Carl H. Anderson@          President and Chief Executive Officer since
                               June, 1986, and Vice President, New Ventures,
                               since June, 1986, General American Life Insur-
                               ance Co., St. Louis, Mo. (GenAm).
    Matthew K. Duffy           Vice President and Chief Financial Officer
                               since July, 1996. Formerly, Director of Ac-
                               counting, Prudential Insurance Company of Amer-
                               ica, March, 1987-June, 1996.
    E. Thomas Hughes, Jr.@     Treasurer since December, 1994. Corporate Actu-
    General American Life      ary and Treasurer, GenAm since October, 1994.
     Insurance Company         Executive Vice President-Group Pensions, GenAm
    700 Market Street          January, 1990-October, 1994.
    St. Louis, MO 63101
    Matthew P. McCauley@       Vice President and General Counsel since 1984.
    General American Life      Secretary since August 1981. Vice President and
     Insurance Company         Associate General Counsel, GenAm, since Decem-
    700 Market Street          ber 30, 1995.
    St. Louis, MO 63101

                                         PRINCIPAL OCCUPATION(S)
 NAME                                    DURING PAST FIVE YEARS*
 ----                                    -----------------------
    Craig K. Nordyke@     Executive Vice President and Chief Actuary since No-
                          vember, 1996. Vice President and Chief Actuary Au-
                          gust, 1990-November, 1996.
                          Second Vice President and Chief Actuary, May, 1987-
                          August, 1990.
    George E. Phillips    Vice President--Operations and System Development
                          since January, 1995. Formerly, Senior Vice President,
                          Fortis, Inc. July, 1991-August, 1994. Vice President,
                          Mutual Benefit prior to July, 1991.
 DIRECTORS***
    Richard A. Liddy      Chairman, President and Chief Executive Officer,
                          GenAm, since May, 1992. President and Chief Operating
                          Officer, GenAm, May, 1988-May, 1992.
    Leonard M. Rubenstein Chairman and Chief Executive Officer--Conning Corpo-
                          ration and Conning Asset Management Company since
                          January, 1997. Executive Vice President--Investments,
                          GenAm, February, 1991-January, 1997.
    Warren J. Winer       Executive Vice President--Group, GenAm, since Septem-
                          ber, 1995. Formerly, Managing Director, Wm. M. Mer-
                          cer, July, 1993--August, 1995; President, W. F.
                          Corroon, September, 1990--July, 1993.
    Bernard H Wolzenski   Executive Vice President--Individual, GenAm, since
                          November, 1991. Vice President--Life Product Manage-
                          ment, GenAm, May, 1989-November, 1991.
    A. Greig Woodring     President, Reinsurance Group of America, Inc., since
                          May, 1993. Formerly Executive Vice President--Rein-
                          surance, GenAm, since January, 1990.

--------
*  All positions listed are with the Company unless otherwise indicated.
** The principal business address of each person listed is Paragon Life
   Insurance Company, 100 South Brentwood, St. Louis, Missouri 63105 unless otherwise noted.
*** The principal business address of each person listed is General American
    Life Insurance Company, 700 Market Street, St. Louis, MO 63101, except A. Greig Woodring--Reinsurance Group of America, 660 Mason Ridge Center Drive, St. Louis, MO 63141.
 @Indicates Executive Officers who are also Directors.

                                 LEGAL MATTERS

  Sutherland, Asbill & Brennan of Washington, D.C. has provided advice on certain legal matters relating to aspects of Federal securities laws. All matters of Missouri law pertaining to the Policies, including the validity of the Policies and the Company's right to issue the Policies and the Group Contract under Missouri insurance law, and all legal matters relating to the Parent Company's resolution concerning policies issued by Paragon have been passed upon by Matthew P. McCauley, Esquire, General Counsel of Paragon Life Insurance Company.

                               LEGAL PROCEEDINGS

  There are no legal proceedings to which the Separate Account is a party or to which the assets of the Separate Account are subject. The Company is not involved in any litigation that is of material importance in relation to its total assets or that relates to the Separate Account.

                                    EXPERTS

  The financial statements of the Company and the Separate Account included in this Prospectus and in the registration statement have been included in reliance upon the reports of KPMG Peat Marwick LLP, independent certified public accountants, and on the authority of said firm as experts in accounting and auditing.

  Actuarial matters included in this Prospectus have been examined by Craig K. Nordyke, FSA, MAAA, Executive Vice President and Chief Actuary of the Company, as stated in the opinion filed as an exhibit to the registration statement.

                             ADDITIONAL INFORMATION

  A registration statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the Policies offered hereby. This Prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to the registration statement, to all of which reference is made for further information concerning the Separate Account, the Company and the Policy offered hereby. Statements contained in this Prospectus as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms thereof reference is made to such instruments as filed.

                              FINANCIAL STATEMENTS

  The financial statements of the Company which are included in this Prospectus should be distinguished from the financial statements for the Separate Account included in this Prospectus, and should be considered only as bearing on the ability of the Company to meet its obligations under the Policy. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

[LETTERHEAD OF KPMG PEAT MARWICK LLP]

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors
Paragon Life Insurance Company:

  We have audited the accompanying balance sheets of Paragon Life Insurance Company as of December 31, 1996 and 1995, and the related statements of operations, stockholder's equity, and cash flows for each of the years in the three-year period ended December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express and opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Paragon Life Insurance Company as of December 31, 1996 and 1995, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 1996, in conformity with generally accepted accounting principles.

                                          KPMG Peat Marwick LLP

February 21, 1997

                         PARAGON LIFE INSURANCE COMPANY

                                 BALANCE SHEETS
                           DECEMBER 31, 1996 AND 1995
                           (IN THOUSANDS OF DOLLARS)

                                                                1996    1995
                                                              -------- -------
                           ASSETS
Bonds, at fair value......................................... $ 65,472  59,518
Policy loans.................................................    9,564   7,206
Cash and cash equivalents....................................    9,106   7,056
                                                              -------- -------
    Total cash and invested assets...........................   84,142  73,780
Reinsurance receivables:
  Future policy benefits.....................................    6,141   5,761
  Policy and contract claims.................................      774   1,183
Accrued investment income....................................    1,298   1,041
Deferred policy acquisition costs............................   15,776  13,006
Federal income tax recoverable...............................      --      114
Other assets.................................................    1,508     375
Separate account assets......................................   76,995  50,195
                                                              -------- -------
    Total assets............................................. $186,634 145,455
                                                              ======== =======
            LIABILITIES AND STOCKHOLDER'S EQUITY
Reserve for future policy benefits...........................   78,120  67,485
Policy and contract claims...................................    1,108   1,096
Federal income taxes payable.................................      811     --
Other liabilities and accrued expenses.......................    2,704   1,963
Payable to affiliates........................................    2,289   1,892
Due to separate account......................................       95     203
Deferred tax liability.......................................    2,781   2,845
Separate account liabilities.................................   76,995  50,195
                                                              -------- -------
    Total liabilities........................................ $164,903 125,679
                                                              ======== =======
Commitments and contingencies
Stockholder's equity:
  Common stock, par value $25; 100,000 shares authorized;
   82,000 shares issued and outstanding......................    2,050   2,050
  Additional paid-in capital.................................   17,950  17,950
  Net unrealized gain on investments, net....................      322   1,583
  Retained earnings (deficit)................................    1,409  (1,807)
                                                              -------- -------
    Total stockholder's equity............................... $ 21,731  19,776
                                                              -------- -------
    Total liabilities and stockholder's equity............... $186,634 145,455
                                                              ======== =======

                See accompanying notes to financial statements.

                         PARAGON LIFE INSURANCE COMPANY

                            STATEMENTS OF OPERATIONS
                  YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994
                           (IN THOUSANDS OF DOLLARS)

                                                           1996    1995   1994
                                                          ------- ------ ------
Revenues:
  Policy contract charges................................ $13,719  9,931  7,692
  Net investment income..................................   5,663  4,888  4,117
  Commissions and expenses allowances on reinsurance ced-
   ed....................................................     114     96    119
  Realized investment gains..............................      72      1     44
                                                          ------- ------ ------
    Total revenues.......................................  19,568 14,916 11,972
                                                          ======= ====== ======
Benefits and expenses:
  Policy benefits........................................   3,326  2,873  2,754
  Interest credited......................................   4,126  3,833  3,065
  Commissions, net of capitalized costs..................      79     57     73
  General and administration expenses, net of capitalized
   costs.................................................   6,798  5,528  4,282
  Amortization of deferred policy acquisition costs......     285    369    164
                                                          ------- ------ ------
    Total benefits and expenses..........................  14,614 12,660 10,338
                                                          ======= ====== ======
    Gain from operations before federal income tax ex-
     pense...............................................   4,954  2,256  1,634
Federal income tax expense...............................   1,738    781    576
                                                          ------- ------ ------
Net income............................................... $ 3,216  1,475  1,058
                                                          ======= ====== ======



                See accompanying notes to financial statements.

                         PARAGON LIFE INSURANCE COMPANY

                       STATEMENTS OF STOCKHOLDER'S EQUITY
                 YEARS ENDED DECEMBER 31, 1996, 1995, AND 1994
                           (IN THOUSANDS OF DOLLARS)

                                           NET UNREALIZED
                                ADDITIONAL GAIN (LOSS) ON RETAINED      TOTAL
                         COMMON  PAID-IN    INVESTMENTS,  EARNINGS  STOCKHOLDER'S
                         STOCK   CAPITAL    NET OF TAXES  (DEFICIT)    EQUITY
                         ------ ---------- -------------- --------- -------------
Balance at December 31,
 1993................... $2,050   17,950        1,100      (4,340)      16,760
  Net income............    --       --           --        1,058        1,058
  Change in net
   unrealized gain
   (loss) on
   investments, net.....    --       --        (2,924)        --        (2,924)
                         ------   ------       ------      ------      -------
Balance at December 31,
 1994................... $2,050   17,950       (1,824)     (3,282)     (14,894)
  Net income............    --       --           --        1,475        1,475
  Change in net
   unrealized gain
   (loss) on
   investments, net.....    --       --         3,407         --         3,407
                         ------   ------       ------      ------      -------
Balance at December 31,
 1995................... $2,050   17,950        1,583      (1,807)      19,776
  Net income............    --       --           --        3,216        3,216
  Change in net
   unrealized gain
   (loss) on
   investments, net.....    --       --        (1,261)        --        (1,250)
                         ------   ------       ------      ------      -------
Balance at December 31,
 1996................... $2,050   17,950          322       1,409       21,731
                         ======   ======       ======      ======      =======



                See accompanying notes to financial statements.

                         PARAGON LIFE INSURANCE COMPANY

                            STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994
                           (IN THOUSANDS OF DOLLARS)

                                                      1996     1995     1994
                                                    --------  -------  -------
Cash flows from operating activities:
  Net income....................................... $  3,216    1,475    1,058
  Adjustments to reconcile net income to net cash
   provided by (used in) operating activities:
    Change in:
      Reinsurance receivables......................       29      158   (1,775)
      Accrued investment income....................     (257)    (156)     (79)
      Deferred policy acquisition costs, net.......   (2,770)  (1,894)  (2,148)
      Federal income tax recoverable/payable.......      925      (23)     (91)
      Other assets.................................   (1,133)    (122)      11
      Policy and contract claims...................       12      387     (281)
      Other liabilities and accrued expenses.......      741      313      286
      Payable to affiliates........................      397      526      690
      Due to separate account......................     (108)     (14)     217
      Other, net...................................      827      --       --
  Deferred tax expense.............................      615      897      669
  Interest credited................................    4,126    3,833    3,065
  Net gain on sales and calls of investments.......      (72)      (1)     (44)
                                                    --------  -------  -------
Net cash provided by operating activities..........    6,548    5,379    1,578
                                                    ========  =======  =======
Cash flows from investing activities:
  Purchase of investments..........................  (15,248)  (8,462) (11,613)
  Sale or maturity of investments..................    6,860    3,082    4,751
  Increase in policy loans, net....................   (2,358)  (1,788)  (1,785)
                                                    --------  -------  -------
Net cash used in investing activities..............  (10,746)  (7,168)  (8,827)
                                                    --------  -------  -------
Cash flows from financing activities:
  Gross policyholder account deposits on life con-
   tracts..........................................   45,012   35,202   29,046
  Net transfers to separate account for variable
   life contracts..................................  (38,764) (29,399) (20,323)
                                                    --------  -------  -------
Net cash provided by financing activities..........    6,248    5,803    8,723
                                                    --------  -------  -------
Net increase in cash and cash equivalents..........    2,050    4,014    1,474
Cash and cash equivalents at beginning of year.....    7,056    3,042    1,568
                                                    --------  -------  -------
Cash and cash equivalents at end of year........... $  9,106    7,056    3,042
                                                    ========  =======  =======
Income taxes received (paid)....................... $   (198)      93        2
                                                    ========  =======  =======

                See accompanying notes to financial statements.

                         PARAGON LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS

                           DECEMBER 31, 1996 AND 1995

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  Paragon Life Insurance Company (Paragon or the Company) is a wholly owned subsidiary of General American Life Insurance Company (General American or the Parent). Paragon markets Universal Life and Variable Universal Life Insurance products through the sponsorship of major companies and organizations. Paragon is licensed to do business in the District of Columbia and all states except New York.

  General American has guaranteed that Paragon will have sufficient funds to meet all of its contractual obligations. In the event a policyholder presents a legitimate claim for payment on a Paragon insurance policy, General American will pay such claim directly to the policyholder if Paragon is unable to make such payment. The guarantee agreement is binding on General American, its successor or assignee and shall cease only if the guarantee is assigned to an organization having a financial rating from Standard & Poor's equal to or better than General American's rating.

  The accompanying financial statements are prepared on the basis of generally accepted accounting principles. The preparation of financial statements requires the use of estimates by management which affect the amounts reflected in the financial statements. Actual results could differ from those estimates.

  The significant accounting policies of the Company are as follows:

 (a) Recognition of Policy Revenue and Related Expenses

  Revenues for universal life products consist of policy charges for the cost of insurance, administration and surrender charges during the period. Revenues for variable universal life products also include policy charges for mortality and expense risks assumed by Paragon. Policy benefit expenses include interest credited to policy account balances on universal life products and death benefit payments made in excess of policy account balances.

  Policy acquisition costs, such as commissions and certain costs of policy issuance and underwriting, are deferred and amortized in relation to the present value of expected gross profits over the estimated life of the policies which is assumed to be 20 years.

 (b) Invested Assets

  Investment securities are accounted for at fair value. At December 31, 1996 and 1995, all long-term securities are classified as available-for-sale and are carried at fair value with the unrealized gain or loss, net of taxes, being reflected as a separate component of stockholder's equity. Short-term investments are carried at amortized cost which approximates market value. Policy loans are valued at aggregate unpaid balances. The fair value of policy loans is assumed to approximate the carrying value as the loans have no fixed maturity date and, therefore, it is not practical to determine fair value.

  Realized gains or losses on the sale of securities are determined on the basis of specific identification and include the impact of any related amortization of premiums or accretion of discounts which is generally computed consistent with the interest method.

 (c) Reserve for Future Policy Benefits

  Liabilities for future benefits on life policies are carried at their accumulated account values. Certain interest sensitive life policies allow policyholders to move accumulated assets from the variable rate separate accounts to a fixed-interest general account. The fixed-interest general account guaranteed policyholders minimum crediting rates of 4.0% in 1996 and 1995 and 5.5% in 1994.

                         PARAGON LIFE INSURANCE COMPANY

 (d) Federal Income Taxes

  The Company establishes deferred taxes under the asset and liability method, and deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under SFAS No. 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

  The Company files its federal income tax return on a consolidated basis with its Parent and other subsidiaries. In accordance with a tax allocation agreement between Paragon and General American, taxes are computed as if Paragon was filing its own income tax return, and tax expense (benefit) is paid to, or received from, General American. Paragon recognizes a tax benefit to the extent that its tax losses are utilized by other members of the General American consolidated tax group.

 (e) Reinsurance

  Reinsurance activities are accounted for consistent with terms of risk transfer reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of policy contract charges. Amounts applicable to reinsurance ceded for future policy benefits and claim liabilities have been reported as assets for these items, and commissions and expense allowances received in connection with reinsurance ceded have been accounted for in income as earned. Reinsurance does not relieve the Company from its primary responsibility to meet claim obligations.

 (f) Deferred Policy Acquisition Costs

  The costs of acquiring new business which vary with, and are primarily related to, the production of new business have been deferred to the extent that such costs are deemed recoverable from future gross profits. Such costs include commissions, premium taxes, as well as certain costs of policy issuance and underwriting. The Company deferred approximately $2,447,000, $2,263,000 and $2,313,000 in policy acquisition costs and recognized amortization of deferred policy acquisition costs of approximately $285,000, $369,000 and $164,000 in 1996, 1995 and 1994 respectively. In addition, the Company recognizes the impact on deferred policy acquisition costs related to unrealized gains (losses) on investments underlying the business. In 1996, 1995 and 1994 the Company recognized a direct charge (benefit) to stockholder's equity of approximately ($17,000), $624,000 and ($719,000) respectively.

 (g) Separate Account Business

  The assets and liabilities of the separate accounts represent segregated funds administered and invested by the Company for purposes of funding variable life insurance contracts for the exclusive benefit of variable life insurance contract holders. The Company charges the separate accounts for risks it assumes in issuing a policy and retains varying amounts of withdrawal charges to cover expenses in the event of early withdrawals by contract holders. The assets and liabilities of the separate account are carried at market value.

 (h) Fair Market Disclosures

  Fair value estimates are made at a specific point in time, based on relevant market information and information about the financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument.

                         PARAGON LIFE INSURANCE COMPANY

Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumption could significantly affect the estimates and such estimates should be used which care. The following assumptions were used to estimate the fair market value of each class of financial instrument for which it was practicable to estimate fair value:

    Investment securities--Fixed maturities are valued using quoted market prices, if available. If quoted market prices are not available, fair value is estimated using quoted market prices of similar securities.

    Policy loans--Policy loans are carried at the carrying value which approximates fair value.

    Separate account assets and liabilities--The separate account assets and liabilities are carried at market value as determined by quoted market prices.

    Cash and short-term investments--The carrying amount is reasonable estimate of fair value.

 (i) Cash and Cash Equivalents

  For purposes of reporting cash flows, cash and cash equivalents represent demand deposits and highly liquid short-term investments, which include U.S. Treasury bills, commercial paper, and repurchase agreements with original or remaining maturities of 90 days or less when purchased.

(2) INVESTMENTS

  Market value is based upon market prices obtained from independent pricing services which approximate fair value. The amortized cost and estimated market value of bonds at December 31, 1996 and 1995 are as follows (000's):

                                                        1996
                                      -----------------------------------------
                                                  GROSS      GROSS    ESTIMATED
                                      AMORTIZED UNREALIZED UNREALIZED  MARKET
                                        COST      GAINS      LOSSES     VALUE
                                      --------- ---------- ---------- ---------
      U.S. Treasury securities.......  $ 4,410      129         (5)     4,534
      U.S. government agency obliga-
       tions.........................    3,597       70        (20)     3,647
      Corporate securities...........   55,007    1,208       (844)    55,371
      Mortgage-backed securities.....    1,945       65        (90)     1,920
                                       -------    -----       ----     ------
                                       $64,959    1,472       (959)    65,472
                                       =======    =====       ====     ======
                                                        1995
                                      -----------------------------------------
                                                  GROSS      GROSS    ESTIMATED
                                      AMORTIZED UNREALIZED UNREALIZED  MARKET
                                        COST      GAINS      LOSSES     VALUE
                                      --------- ---------- ---------- ---------
      U.S. Treasury securities.......  $ 4,608      281         (1)     4,888
      U.S. government agency obliga-
       tions.........................    4,920      173        --       5,093
      Corporate securities...........   42,842    2,842       (438)    45,246
      Mortgage-backed securities.....    4,088      203        --       4,291
                                       -------    -----       ----     ------
                                       $56,458    3,499       (439)    59,518
                                       =======    =====       ====     ======

                         PARAGON LIFE INSURANCE COMPANY

  The amortized cost and estimated market value of bonds at December 31, 1996, by contractual maturity, are shown below (000's). Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                          AMORTIZED  ESTIMATED
                                                            COST    MARKET VALUE
                                                          --------- ------------
      Due in one year or less............................  $ 3,248      3,273
      Due after one year through five years..............    9,685      9,980
      Due after five years through ten years.............   22,144     22,248
      Due after ten years through twenty years...........   27,937     28,051
      Mortgage-backed securities.........................    1,945      1,920
                                                           -------     ------
                                                           $64,959     65,472
                                                           =======     ======

  Proceeds from sales of investments in bonds during 1996, 1995 and 1994 were $4,129,254, $264,750 and $495,666 respectively. Gross gains of $71,604, $1,338 and $44,095 were realized on those sales in 1996, 1995 and 1994, respectively.

  The sources of net investment income follow (000s):

                                                           1996    1995   1994
                                                          -------  -----  -----
      Bonds.............................................. $ 4,626  4,109  3,685
      Short-term investments.............................     449    338    113
      Policy loans and other.............................     680    480    347
                                                          -------  -----  -----
      Investment expenses................................   5,755  4,927  4,145
                                                              (92)   (39)   (28)
                                                          -------  -----  -----
          Net investment income.......................... $ 5,663  4,888  4,117
                                                          =======  =====  =====

  The Company has bonds on deposit with various state insurance departments with an amortized cost of approximately $3,909,000 and $3,868,000 at December 31, 1996 and 1995, respectively.

(3) REINSURANCE

  The Company reinsures certain risks with other insurance companies above a maximum retention amount (currently $50,000) to help reduce the loss on any single policy.

  Premiums and related reinsurance amounts for the years ended December 31, 1996, 1995 and 1994 as they relate to transactions with affiliates are summarized as follows (000's):

                                                              1996   1995  1994
                                                             ------- ----- -----
      Reinsurance transactions with affiliates:
        Reinsurance premiums ceded.......................... $10,715 9,126 7,136
        Policy benefits ceded...............................   6,274 6,881 4,960
        Commissions and expenses ceded......................     114    94   130

  Ceded premiums and benefits to nonaffiliates for 1996, 1995 and 1994 were insignificant.

                         PARAGON LIFE INSURANCE COMPANY

(4) FEDERAL INCOME TAXES

  The Company is taxed as a life insurance company. A summary of Federal income tax expense is as follows (000s):

                                                               1996  1995  1994
                                                              ------ ----  ----
      Current tax (benefit) expense.......................... $1,123 (116) (93)
      Deferred tax expense...................................    615  897  669
                                                              ------ ----  ---
      Federal income tax expense............................. $1,738  781  576
                                                              ====== ====  ===

  A reconciliation of the Company's "expected" federal income tax expense, computed by applying the federal U.S. corporate tax rate of 35% to gain from operations before federal income tax, is a follows (000s):

                                                                1996  1995  1994
                                                               ------ ----  ----
      Computed "expected" tax expense......................... $1,734 790   572
      Other, net..............................................      4  (9)    4
                                                               ------ ---   ---
      Federal income tax expense.............................. $1,738 781   576
                                                               ====== ===   ===

  The tax effects of temporary differences that give rise to significant portions of deferred tax assets and liabilities at December 31, 1996 and 1995 are presented below (000's):

                                                                     1996  1995
                                                                    ------ -----
      Deferred tax assets:
        Unearned reinsurance allowances............................ $  153   153
        Reserve for future policy benefits.........................  1,305 1,604
        Tax capitalization of acquisition costs....................  1,386 1,067
        Other, net.................................................     69    54
                                                                    ------ -----
          Total deferred tax assets................................ $2,913 2,878
                                                                    ====== =====
      Deferred tax liabilities:
        Unrealized gain on investments............................. $  173 1,071
        Deferred policy acquisition costs..........................  5,521 4,552
        Other, net.................................................    --    100
                                                                    ------ -----
          Total gross deferred tax liabilities..................... $5,694 5,723
                                                                    ====== =====
      Net deferred tax liabilities................................. $2,781 2,845
                                                                    ====== =====

  The Company believes that a valuation allowance with respect to the realization of the total gross deferred tax asset is not necessary. In assessing the realization of deferred tax assets, the Company considers whether it is more likely than not that the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. The Company files a consolidated tax return with its Parent. Realization of the gross tax asset will not be dependent solely on the Company's ability to generate its own taxable income. General American has a proven history of earnings and it appears more likely than not that the Company's gross deferred tax asset will ultimately be fully realized.

(5) RELATED-PARTY TRANSACTIONS

  Paragon purchases certain administrative services from General American. Charges for services performed are based upon personnel and other costs involved in providing such service. Charges for services during 1996, 1995 and 1994 were $1,250,396, $1,103,028 and $651,472, respectively.

                         PARAGON LIFE INSURANCE COMPANY

(6) PENSION PLAN

  Associates of Paragon participate in a non-contributory multi-employer defined benefit pension plan jointly sponsored by Paragon and General American. The benefits are based on years if service and compensation level. No pension expense was recognized in 1996, 1995 or 1994 due to overfunding of the plan.

  In addition, Paragon has adopted an associate incentive plan applicable to full-time salaried associates with at least one year of service. Contributions to the plan are determined annually by General American and are based on salaries of eligible associates. Full vesting occurs after five years of continuous service. Total expenses to the company for the incentive plan were $80,434, $149,747 and $37,533 for 1996, 1995 and 1994, respectively.

  Paragon provides for certain health care and life insurance benefits for retired employees. The Company accounts for these benefits in accordance with SFAS No. 106--Employer's Accounting for Postretirement Benefits Other Than Pensions. SFAS No. 106 requires the Company to accrue the estimated cost of retiree benefit payments during the years the employee provides services.

  SFAS No. 106 allows recognition of the cumulative effect of the liability in the year of the adoption or the amortization of the transition obligation over a period of up to 20 years. The Company has elected to recognize the initial post-retirement benefit obligation of approximately $73,000 over a period of 20 years. The unrecognized initial post retirement benefit obligation was approximately $58,391 and $61,782 at December 31, 1996 and 1995, respectively. Net periodic post-retirement benefit costs for the years ended December 31, 1996, 1995 and 1994 were approximately $30,000, $35,000 and $26,000, respectively. This included expected costs of benefits for newly eligible or vested employees, interest costs, gains and losses from differences between actuarial and actual experience, and amortization of the initial post-retirement benefit obligation. The accumulated post-retirement benefit obligation was approximately $116,000 and $118,000 at December 31, 1996 and 1995. The discount rate used in determining the accumulated post-retirement benefit obligation was 7.25 percent. The health care cost trend rates were 9% for the Indemnity Plan, 8% for the HMO Plan, and 9% for the Dental Plan. These rates were graded to 5.25% over the next 13 years. A one percentage point increase in the assumed health care cost trend rates would increase the December 31, 1996 accumulated post-retirement obligation by 12.1%, and the estimated service cost and interest cost components of the net periodic post-retirement benefit cost for 1996 by 13.8%.

(7) STATUTORY FINANCIAL INFORMATION

  The Company is subject to financial statement filing requirements of the State of Missouri Department of Insurance, its state of domicile, as well as the states in which it transacts business. Such financial statements, generally referred to as statutory financial statements, are prepared on a basis of accounting which varies in some respects from generally accepted accounting principles (GAAP). Statutory accounting principles include: (1) charging of policy acquisition costs to income as incurred; (2) establishment of a liability for future policy benefits computed using required valuation standards which may vary in methodology utilized; (3) nonprovision of deferred federal income taxes resulting from temporary differences between financial reporting and tax bases of assets and liabilities; (4) recognition of statutory liabilities for asset impairments and yield stabilization on fixed maturity dispositions prior to maturity with asset valuation reserves based on statutory determined formulae and interest stabilization reserves designed to level yields over their original purchase maturities; and (5) valuation of investments in bonds at amortized cost.

  The stockholder's equity (surplus) and net income (loss) of the Company at December 31, 1996, 1995 and 1994, as determined using statutory accounting practices, is summarized as follows (000's):

                         PARAGON LIFE INSURANCE COMPANY

                                                        1996    1995    1994
                                                       ------- ------  ------
      Statutory surplus as reported to regulatory au-
       thorities...................................... $10,751 10,778  11,821
      Net income (loss) as reported to regulatory au-
       thorities...................................... $   982   (920)   (950)

(8) DIVIDEND RESTRICTIONS

  Dividend payments by Paragon are restricted by state insurance laws as to the amount that may be paid without prior notice or approval of the Missouri Department of Insurance. The maximum amount of dividends which can be paid without prior approval of the insurance commissioner is limited to the maximum of (1) 10% of statutory surplus or (2) net gain from operations. The maximum dividend distribution that can be paid by Paragon during 1997 without prior notice or approval is $1,075,000. Paragon did not pay dividends in 1996, 1995 or 1994.

(9) RISK-BASED CAPITAL

  The insurance departments of various states, including the Company's domiciliary state of Missouri, impose risk-based capital (RBC) requirements on insurance enterprises. The RBC calculation serves as a benchmark for the regulation of life insurance companies by state insurance regulators. The requirements apply various weighted factors to financial balances or activity levels based on their perceived degree of risk.

  The RBC guidelines define specific capital levels where action by the Company or regulators is required based on the ratio of a company's actual total adjusted capital to control levels determined by the RBC formula. At December 31, 1996, the Company's actual total adjusted capital was in excess of minimum levels which would require action by the Company or regulatory authorities under the RBC formula.

(10) COMMITMENTS AND CONTINGENCIES

  The Company leases certain of its facilities under noncancellable leases which expire March 2001. The future minimum lease obligations under the terms of the leases are summarized as follows (000s):

             YEAR ENDED DECEMBER 31:
               1997............................ $  510
               1998............................    480
               1999............................    472
               2000............................    468
               2001............................    445
                                                ------
                                                $2,375
                                                ======

  Rent expense totaled $388,976, $256,631 and $239,967 in 1996, 1995 and 1994,
respectively.

LOGO

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors
Paragon Life Insurance Company and
 Policyholders of Separate Account A:

  We have audited the accompanying statements of net assets, including the schedule of investments, of the Cash Management, High-Yield Bond, Growth-Income, Growth, U.S. Government/AAA-Rated, Asset Allocation, and International Divisions of Paragon Separate Account A as of December 31, 1996, and related statements of operations and changes in net assets for each of the years in the three-year period ended December 31, 1996. These financial statements are the responsibility of Paragon Separate Account A's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned at December 31, 1996 by correspondence with the American Variable Insurance Series Mutual Funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Cash Management, High-Yield Bond, Growth-Income, Growth, U.S. Government/AAA-Rated, Asset Allocation, and International Divisions of Paragon Separate Account A as of December 31, 1996, and the results of their operations and changes in their net assets for each of the years in the three-year period ended December 31, 1996, in conformity with generally accepted accounting principles.

                                          KPMG Peat Marwick LLP

April 4, 1997

                           PARAGON SEPARATE ACCOUNT A

                            STATEMENTS OF NET ASSETS
                               DECEMBER 31, 1996

                             CASH     HIGH-YIELD  GROWTH-              U.S. GOV/   ASSET
                          MANAGEMENT     BOND      INCOME     GROWTH   AAA-RATED ALLOCATION  INTERNATIONAL
                           DIVISION    DIVISION   DIVISION   DIVISION  DIVISION   DIVISION     DIVISION
                          ----------- ---------- ---------- ---------- --------- ----------  -------------
NET ASSETS:
Investments in American
 Variable Insurance
 Series, at Market Value
 (See Schedule of
 Investments)...........   $1,354,799 2,567,564  14,446,373 19,113,586 2,019,595 4,166,019     7,382,970
Receivable (payable)
 from/to Paragon Life
 Insurance Company......        2,953     5,526      38,330      3,631     6,728   (11,467)        6,180
                          ----------- ---------  ---------- ---------- --------- ---------     ---------
 Total Net Assets.......    1,357,752 2,573,090  14,484,703 19,117,217 2,026,323 4,154,552     7,389,150
                          =========== =========  ========== ========== ========= =========     =========
Group Variable Universal
 Life Cash Value
 Invested in Separate
 Account................    1,357,752 2,573,090  14,484,703 19,117,217 2,026,323 4,154,552     7,389,150
                          ----------- ---------  ---------- ---------- --------- ---------     ---------
                          $ 1,357,752 2,573,090  14,484,703 19,117,217 2,026,323 4,154,552     7,389,150
                          =========== =========  ========== ========== ========= =========     =========
Total Units Held........       93,492    97,078     302,424    360,124   118,401   199,469       429,915
Net Asset Value Per
 Unit...................  $     14.52     26.51       47.90      53.09     17.11     20.83         17.19
Cost of Investments.....    1,267,873 2,042,790   9,780,473 13,436,371 1,767,491 3,029,726     5,801,014
                          =========== =========  ========== ========== ========= =========     =========



                See Accompanying Notes to Financial Statements.

                           PARAGON SEPARATE ACCOUNT A

                            STATEMENTS OF OPERATIONS
                  YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

                              CASH                   HIGH-YIELD                     GROWTH-
                           MANAGEMENT                   BOND                        INCOME
                            DIVISION                  DIVISION                     DIVISION
                    ------------------------  -------------------------  -----------------------------
                      1996    1995    1994      1996     1995    1994      1996      1995      1994
                    -------- ------- -------  --------- ------- -------  --------- --------- ---------
Net Realized Gain
 from
 Sales of Invest-
  ments:
 Proceeds from
  Sales............ $213,927 366,213 306,471    201,934 262,793 340,282    914,886 1,182,822 1,522,165
 Cost of Invest-
  ments Sold.......  201,797 350,096 296,599    166,162 239,767 321,159    646,528   970,013 1,347,363
                    -------- ------- -------  --------- ------- -------  --------- --------- ---------
   Net Realized
    Gain from Sales
    of Investments.   12,130  16,117   9,872     35,772  23,026  19,123    268,358   212,809   174,802
Net Unrealized
 Gain(Loss) on
 Investments:
 Unrealized Gain
  Beginning of
  Year.............   44,278  22,697  13,149    286,290  16,730 103,435  2,791,371   635,009   693,527
 Unrealized Gain
  End of Year......   86,926  44,278  22,697    524,774 286,290  16,730  4,665,900 2,791,371   635,009
                    -------- ------- -------  --------- ------- -------  --------- --------- ---------
 Net Unrealized
  Gain(Loss) on
  Investments......   42,648  21,581   9,548    238,484 269,560 (86,705) 1,874,529 2,156,362   (58,518)
                    -------- ------- -------  --------- ------- -------  --------- --------- ---------
   Net Gain(Loss)
    on Investments.   54,778  37,698  19,420    274,256 292,586 (67,582) 2,142,887 2,369,171   116,284
Expenses:
 Mortality and Ex-
  pense Charge.....    9,781   6,200   4,509     19,133  13,618   9,014    109,341    75,855    51,426
                    -------- ------- -------  --------- ------- -------  --------- --------- ---------
Increase(Decrease)
 in Assets Result-
 ing from Opera-
 tions............. $ 44,997  31,498  14,911    255,123 278,968 (76,596) 2,033,546 2,293,316    64,858
                    ======== ======= =======  ========= ======= =======  ========= ========= =========
                           U.S. GOV/                    ASSET
                           AAA-RATED                 ALLOCATION                  INTERNATIONAL
                            DIVISION                  DIVISION                     DIVISION
                    ------------------------  -------------------------  -----------------------------
                      1996    1995    1994      1996     1995    1994      1996      1995      1994
                    -------- ------- -------  --------- ------- -------  --------- --------- ---------
Net Realized Gain
 from
 Sales of Invest-
  ments:
 Proceeds from
  Sales............ $312,394 327,158 302,618    352,789 373,568 567,553    531,338   887,260   622,842
 Cost of Invest-
  ments Sold.......  279,505 303,064 291,091    266,045 316,509 524,683    439,212   803,578   548,568
                    -------- ------- -------  --------- ------- -------  --------- --------- ---------
   Net Realized
    Gain from Sales
    of Investments.   32,889  24,094  11,527     86,744  57,059  42,870     92,126    83,682    74,274
Net Unrealized
 Gain(Loss) on
 Investments:
 Unrealized
  Gain(Loss) Begin-
  ning of Year.....  224,908  28,910  83,561    690,421 117,576 165,652    670,991   240,898   301,986
 Unrealized Gain
  End of Year......  252,104 224,908  28,910  1,136,293 690,421 117,576  1,581,956   670,991   240,898
                    -------- ------- -------  --------- ------- -------  --------- --------- ---------
 Net Unrealized
  Gain(Loss) on
  Investments......   27,196 195,998 (54,651)   445,872 572,845 (48,076)   910,965   430,093   (61,088)
                    -------- ------- -------  --------- ------- -------  --------- --------- ---------
   Net Gain(Loss)
    on Investments.   60,085 220,092 (43,124)   532,616 629,904  (5,206) 1,003,091   513,775    13,186
Expenses:
 Mortality and Ex-
  pense Charge.....   16,656  13,792   9,615     31,646  22,027  14,645     54,616    37,376    22,801
                    -------- ------- -------  --------- ------- -------  --------- --------- ---------
Increase(Decrease)
 in Assets Result-
 ing from Opera-
 tions............. $ 43,429 206,300 (52,739)   500,970 607,877 (19,851)   948,475   476,399    (9,615)
                    ======== ======= =======  ========= ======= =======  ========= ========= =========
                               GROWTH
                              DIVISION
                    ------------------------------
                      1996      1995      1994
                    --------- --------- ----------
Net Realized Gain
 from
 Sales of Invest-
  ments:
 Proceeds from
  Sales............ 1,374,498 1,678,564 2,098,228
 Cost of Invest-
  ments Sold....... 1,000,273 1,321,909 1,808,991
                    --------- --------- ----------
   Net Realized
    Gain from Sales
    of Investments.   374,225   356,655   289,237
Net Unrealized
 Gain(Loss) on
 Investments:
 Unrealized Gain
  Beginning of
  Year............. 3,889,008 1,007,900 1,243,996
 Unrealized Gain
  End of Year...... 5,677,216 3,889,008 1,007,900
                    --------- --------- ----------
 Net Unrealized
  Gain(Loss) on
  Investments...... 1,788,208 2,881,108  (236,096)
                    --------- --------- ----------
   Net Gain(Loss)
    on Investments. 2,162,433 3,237,763    53,141
Expenses:
 Mortality and Ex-
  pense Charge.....   147,017   107,470    69,714
                    --------- --------- ----------
Increase(Decrease)
 in Assets Result-
 ing from Opera-
 tions............. 2,015,416 3,130,293   (16,573)
                    ========= ========= ==========
Net Realized Gain
 from
 Sales of Invest-
  ments:
 Proceeds from
  Sales............
 Cost of Invest-
  ments Sold.......
   Net Realized
    Gain from Sales
    of Investments.
Net Unrealized
 Gain(Loss) on
 Investments:
 Unrealized
  Gain(Loss) Begin-
  ning of Year.....
 Unrealized Gain
  End of Year......
 Net Unrealized
  Gain(Loss) on
  Investments......
   Net Gain(Loss)
    on Investments.
Expenses:
 Mortality and Ex-
  pense Charge.....
Increase(Decrease)
 in Assets Result-
 ing from Opera-
 tions.............

                See Accompanying Notes to Financial Statements.

                           PARAGON SEPARATE ACCOUNT A

                      STATEMENTS OF CHANGES IN NET ASSETS
                  YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

                                  CASH                          HIGH-YIELD                          GROWTH-
                               MANAGEMENT                          BOND                             INCOME
                                DIVISION                         DIVISION                          DIVISION
                     --------------------------------  -------------------------------  ---------------------------------
                        1996       1995       1994       1996       1995       1994        1996        1995       1994
                     ----------  ---------  ---------  ---------  ---------  ---------  ----------  ----------  ---------
Operations:
 Net Realized Gain
  from sales of
  investments......  $   12,130     16,117      9,872     35,772     23,026     19,123     268,358     212,809    174,802
 Net Unrealized
  Gain (Loss) on
  Investments......      42,648     21,581      9,548    238,484    269,560    (86,705)  1,874,529   2,156,362    (58,518)
 Mortality and
  Expense Charge...      (9,781)    (6,200)    (4,509)   (19,133)   (13,618)    (9,014)   (109,341)    (75,855)   (51,426)
                     ----------  ---------  ---------  ---------  ---------  ---------  ----------  ----------  ---------
 Increase
  (Decrease) in Net
  Assets Resulting
  from Operations..      44,997     31,498     14,911    255,123    278,968    (76,596)  2,033,546   2,293,316     64,858
 Net Deposits into
  Separate Account.     415,143    298,894    141,438    484,080    365,882    457,529   2,038,628   1,616,708  1,654,037
                     ----------  ---------  ---------  ---------  ---------  ---------  ----------  ----------  ---------
   Increase in Net
    Assets.........     460,140    330,392    156,349    739,203    644,850    380,933   4,072,174   3,910,024  1,718,895
Net Assets,
 Beginning of Year.     897,612    567,220    410,870  1,833,887  1,189,037    808,104  10,412,529   6,502,505  4,783,610
                     ----------  ---------  ---------  ---------  ---------  ---------  ----------  ----------  ---------
Net Assets, End of
 Year..............  $1,357,752    897,612    567,220  2,573,090  1,833,887  1,189,037  14,484,703  10,412,529  6,502,505
                     ==========  =========  =========  =========  =========  =========  ==========  ==========  =========
                               U.S. GOV/                           ASSET
                               AAA-RATED                        ALLOCATION                       INTERNATIONAL
                                DIVISION                         DIVISION                          DIVISION
                     --------------------------------  -------------------------------  ---------------------------------
                        1996       1995       1994       1996       1995       1994        1996        1995       1994
                     ----------  ---------  ---------  ---------  ---------  ---------  ----------  ----------  ---------
Operations:
 Net Realized Gain
  from sales of
  investments......  $   32,889     24,094     11,527     86,744     57,059     42,870      92,126      83,682     74,274
 Net Unrealized
  Gain (Loss) on
  Investments......      27,196    195,998    (54,651)   445,872    572,845    (48,076)    910,965     430,093    (61,088)
 Mortality and
  Expense Charge...     (16,656)   (13,792)    (9,615)   (31,646)   (22,027)   (14,645)    (54,616)    (37,376)   (22,801)
                     ----------  ---------  ---------  ---------  ---------  ---------  ----------  ----------  ---------
 Increase
  (Decrease) in Net
  Assets Resulting
  from Operations..      43,429    206,300    (52,739)   500,970    607,877    (19,851)    948,475     476,399     (9,615)
 Net Deposits into
  Separate Account.     224,208    263,499    482,389    629,631    531,105    524,554   1,513,635   1,191,219  1,480,809
                     ----------  ---------  ---------  ---------  ---------  ---------  ----------  ----------  ---------
   Increase in Net
    Assets.........     267,637    469,799    429,650  1,130,601  1,138,982    504,703   2,462,110   1,667,618  1,471,194
Net Assets,
 Beginning of Year.   1,758,686  1,288,887    859,237  3,023,951  1,884,969  1,380,266   4,927,040   3,259,422  1,788,228
                     ----------  ---------  ---------  ---------  ---------  ---------  ----------  ----------  ---------
Net Assets, End of
 Year..............  $2,026,323  1,758,686  1,288,887  4,154,552  3,023,951  1,884,969   7,389,150   4,927,040  3,259,422
                     ==========  =========  =========  =========  =========  =========  ==========  ==========  =========
                                 GROWTH
                                DIVISION
                     ----------------------------------
                        1996        1995       1994
                     ----------- ----------- ----------
Operations:
 Net Realized Gain
  from sales of
  investments......     374,225     356,655    289,237
 Net Unrealized
  Gain (Loss) on
  Investments......   1,788,208   2,881,108   (236,096)
 Mortality and
  Expense Charge...    (147,017)   (107,470)   (69,714)
                     ----------- ----------- ----------
 Increase
  (Decrease) in Net
  Assets Resulting
  from Operations..   2,015,416   3,130,293    (16,573)
 Net Deposits into
  Separate Account.   2,702,827   2,454,090  2,076,214
                     ----------- ----------- ----------
   Increase in Net
    Assets.........   4,718,243   5,584,383  2,059,641
Net Assets,
 Beginning of Year.  14,398,974   8,814,591  6,754,950
                     ----------- ----------- ----------
Net Assets, End of
 Year..............  19,117,217  14,398,974  8,814,591
                     =========== =========== ==========
Operations:
 Net Realized Gain
  from sales of
  investments......
 Net Unrealized
  Gain (Loss) on
  Investments......
 Mortality and
  Expense Charge...
 Increase
  (Decrease) in Net
  Assets Resulting
  from Operations..
 Net Deposits into
  Separate Account.
   Increase in Net
    Assets.........
Net Assets,
 Beginning of Year.
Net Assets, End of
 Year..............

                See Accompanying Notes to Financial Statements.

                           PARAGON SEPARATE ACCOUNT A

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1996

(1) ORGANIZATION

  Paragon Life Insurance Company (Paragon) established Paragon Separate Account A on October 30, 1987. Paragon Separate Account A (the Separate Account) commenced operations on October 24, 1989 and is registered under the Investment Company Act of 1940 as a unit investment trust. The Separate Account receives and invests net premiums for flexible premium group variable life insurance policies that are issued by Paragon. The Separate Account is divided into divisions, seven of which invests exclusively in shares of a single fund of American Variable Insurance Series (American Series), an open-end, diversified management investment company. These funds are the Cash Management Fund, High-Yield Bond Fund, Growth Income Fund, Growth Fund, U.S. Government AAA-Rated Fund, Asset Allocation Fund, and International Fund (the Funds). Policyholders have the option of directing their premium payments into any or all of the Divisions.

(2) SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

 Investments

  The Separate Account's investments in the Funds of the American Series are valued daily based on the net asset values of the respective fund shares held. The average cost method is used in determining the cost of shares sold on withdrawals by the Separate Account. Share transactions are recorded consistent with trade date accounting. All dividends received are immediately reinvested on the ex-dividend date.

 Federal Income Taxes

  The operations of the Separate Account are treated as part of Paragon for income tax purposes. Under existing Federal income tax law, capital gains from sales of investments of the Separate Account are not taxable. Therefore, no Federal income tax has been provided.

 Use of Estimates

  The preparation of financial statements requires management to make estimates and assumptions with respect to amounts reported in the financial statements. Actual results could differ from those estimates.

(3) POLICY CHARGES

  Charges are deducted from the policies and the Separate Account to compensate Paragon for providing the insurance benefits set forth in the contracts and any additional benefits added by rider, administering the policies, incurring expenses in distributing the policies, and assuming certain risks in connection with the policy.

 Premium Expense Charge

  Certain policies include a provision that premium payments may be reduced by a premium expense charge. The premium expense charge, if any, is determined by the costs associated with distributing the policy and is equal to 1%, 2.5% or 3.5% of the premium paid. The premium expense charge compensates Paragon

                           PARAGON SEPARATE ACCOUNT A
for providing the insurance benefits set forth in the policies, incurring expenses of distributing the policies, and assuming certain risks in connection with the policies. In addition, some policies have a premium tax assessment equal to 2% to 2.25% to reimburse Paragon for premium taxes incurred. The premium payment less premium expense and premium tax charges equals the net premium that is invested in the underlying separate account.

 Monthly Expense Charge

  Paragon has responsibility for the administration of the policies and the Separate Account. As reimbursement for expenses related to the acquisition and maintenance of each policy and the Separate Account, Paragon assesses a monthly administration charge to each policy. This charge, which varies due to the size of the group, has a maximum of $6.00 per month during the first 12 policy months and $3.50 per month thereafter.

 Cost of Insurance

  The cost of insurance is deducted on each monthly anniversary for the following policy month. Because the cost of insurance depends upon a number of variables, the cost varies for each policy month. The cost of insurance is determined separately for the initial face amount and for any subsequent increase in face amount. Paragon determines the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each policy month.

 Optional Rider Benefits Charge

  The monthly deduction charge for any additional benefits provided by rider.

 Surrender or Contingent Deferred Sales Charge

  During the first policy years, certain policies include a provision for a charge upon surrender or lapse of the policy, a requested decrease in face amount, or a partial withdrawal that causes the face amount to decrease. The amount assessed under the policy terms, if any, depends upon the cost associated with distributing the particular policies. The amount of any charge depends on a number of factors, including whether the event is a full surrender or lapse or only a decrease in face amount, the amount of premiums received by Paragon, and the policy year in which the surrender or other event takes place.

 Mortality and Expense Charge

  In addition to the above contract charges, a daily charge is made against the operations of each division for the mortality and expense risks assumed by Paragon. Paragon deducts a daily charge from the Separate Account at the rate of .0024547% of the net assets of each division of the Separate Account which equals an annual rate of .90% of those net assets. The mortality risk assumed by Paragon is that insureds may die sooner than anticipated and that, therefore, Paragon will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the policy will exceed the amounts realized from the administrative charges assessed against the policy.

                           PARAGON SEPARATE ACCOUNT A

(4) PURCHASES AND SALES OF AMERICAN SERIES SHARES

  During the years ended December 31, 1996, 1995, and 1994 purchases and proceeds from the sales of the American Series were as follows:

                 CASH MANAGEMENT DIVISION HIGH-YIELD BOND DIVISION     GROWTH-INCOME DIVISION            GROWTH DIVISION
                 ------------------------ ------------------------- ----------------------------- -----------------------------
                   1996    1995    1994    1996    1995     1994      1996      1995      1994      1996      1995      1994
                 -------- ------- ------- ------- ------- --------- --------- --------- --------- --------- --------- ---------
Purchases....... $612,010 658,908 439,719 667,675 615,057   773,567 2,821,380 2,723,675 3,082,338 3,931,562 4,025,185 4,044,012
Sales........... $213,927 366,213 306,471 201,934 262,793   340,282   914,886 1,182,822 1,522,165 1,374,498 1,678,564 2,098,228
                 ======== ======= ======= ======= ======= ========= ========= ========= ========= ========= ========= =========
                   U.S. GOVERNMENT/AAA-
                      RATED DIVISION      ASSET ALLOCATION DIVISION    INTERNATIONAL DIVISION
                 ------------------------ ------------------------- -----------------------------
                   1996    1995    1994    1996    1995     1994      1996      1995      1994
                 -------- ------- ------- ------- ------- --------- --------- --------- ---------
Purchases....... $518,994 576,865 760,196 966,183 882,647 1,063,448 1,985,341 2,041,103 2,060,227
Sales........... $312,394 327,158 302,618 352,789 373,568   567,553   531,338   887,260   622,842
                 ======== ======= ======= ======= ======= ========= ========= ========= =========

                           PARAGON SEPARATE ACCOUNT A

(5) ACCUMULATION OF UNIT ACTIVITY

  The following is a reconciliation of the accumulation of unit activity for the years ended December 31, 1996, 1995, and 1994:

                           CASH MANAGEMENT         HIGH-YIELD BOND
                               DIVISION               DIVISION         GROWTH-INCOME DIVISION      GROWTH DIVISION
                        ---------------------- ----------------------- ----------------------- -----------------------
                         1996    1995    1994   1996    1995    1994    1996    1995    1994    1996    1995    1994
                        ------- ------- ------ ------- ------- ------- ------- ------- ------- ------- ------- -------
Net Increase in Units
 Deposits.............   43,267  48,507 34,100  26,882  28,691  38,697  65,173  77,194 102,084  80,355  96,181 115,695
 Withdrawals..........   14,126  26,913 23,251   7,385  11,838  16,106  18,457  31,705  48,384  24,887  37,756  57,424
                        ------- ------- ------ ------- ------- ------- ------- ------- ------- ------- ------- -------
 Net Increase in
  Units...............   29,141  21,594 10,849  19,497  16,853  22,591  46,716  45,489  53,700  55,468  58,425  58,271
Outstanding Units, Be-
 ginning of Year......   64,351  42,757 31,908  77,581  60,728  38,137 255,708 210,219 156,519 304,656 246,231 187,960
                        ------- ------- ------ ------- ------- ------- ------- ------- ------- ------- ------- -------
Outstanding Units, End
 of Year..............   93,492  64,351 42,757  97,078  77,581  60,728 302,424 255,708 210,219 360,124 304,656 246,231
                        ======= ======= ====== ======= ======= ======= ======= ======= ======= ======= ======= =======

                         U.S. GOVERNMENT/AAA-     ASSET ALLOCATION
                            RATED DIVISION            DIVISION         INTERNATIONAL DIVISION
                        ---------------------- ----------------------- -----------------------
                         1996    1995    1994   1996    1995    1994    1996    1995    1994
                        ------- ------- ------ ------- ------- ------- ------- ------- -------
Net Increase in Units
 Deposits.............   31,366  37,276 51,812  50,208  55,350  75,744 126,059 149,241 154,763
 Withdrawals..........   17,918  20,140 19,479  17,275  21,956  38,975  29,988  61,703  45,216
                        ------- ------- ------ ------- ------- ------- ------- ------- -------
 Net Increase in
  Units...............   13,448  17,136 32,333  32,933  33,394  36,769  96,071  87,538 109,547
Outstanding Units, Be-
 ginning of Year......  104,953  87,817 55,484 166,536 133,142  96,373 333,844 246,306 136,759
                        ------- ------- ------ ------- ------- ------- ------- ------- -------
Outstanding Units, End
 of Year..............  118,401 104,953 87,817 199,469 166,536 133,142 429,915 333,844 246,306
                        ======= ======= ====== ======= ======= ======= ======= ======= =======

                           PARAGON SEPARATE ACCOUNT A

(6) RECONCILIATION OF GROSS AND NET DEPOSITS INTO THE SEPARATE ACCOUNT

  Deposits into the Separate Account purchase shares in the American Series. Net deposits represent the amount available for investment in such shares after deduction of premium expense charges, monthly expense charges, cost of insurance and the cost of optional benefits added by rider. The following is a summary of net deposits made for the years ended December 31, 1996, 1995, and 1994.

                    CASH MANAGEMENT DIVISION     HIGH-YIELD BOND DIVISION        GROWTH-INCOME DIVISION
                    --------------------------  ----------------------------  -------------------------------
                      1996     1995     1994      1996      1995      1994      1996       1995       1994
                    --------  -------  -------  ---------  -------  --------  ---------  ---------  ---------
Total Gross
Deposits..........  $552,000  370,512  289,967    830,869  714,456   761,196  3,924,233  3,069,549  3,076,577
Surrenders and
Withdrawals.......   (59,019) (44,103) (27,318)   (50,109) (54,263)  (42,171)  (437,815)  (427,978)  (286,371)
Transfers Between
Funds and General
Account...........   152,979  172,787    1,817    (29,486) (78,833)  (47,053)  (279,077)   (84,335)  (289,331)
                    --------  -------  -------  ---------  -------  --------  ---------  ---------  ---------
Total Gross
Deposits net of
Surrenders,
Withdrawals, and
Transfers.........   645,960  499,196  264,466    751,274  581,360   671,972  3,207,341  2,557,236  2,500,875
Deductions:
 Premium Expense
 Charges..........    13,980    9,386    8,127     21,043   18,099    17,943     99,389     77,759     73,414
 Monthly Expense
 Charges..........     4,198    8,129    5,135      8,202    9,039     9,194     46,339     43,162     44,064
 Cost of Insurance
 and Optional
 Benefits.........   212,639  182,787  109,766    237,949  188,340   187,306  1,022,985    819,607    729,360
                    --------  -------  -------  ---------  -------  --------  ---------  ---------  ---------
  Total
  Deductions......   230,817  200,302  123,028    267,194  215,478   214,443  1,168,713    940,528    846,838
                    --------  -------  -------  ---------  -------  --------  ---------  ---------  ---------
Net Deposits from
Policyholders.....  $415,143  298,894  141,438    484,080  365,882   457,529  2,038,628  1,616,708  1,654,037
                    ========  =======  =======  =========  =======  ========  =========  =========  =========
                        U.S. GOVERNMENT/
                       AAA-RATED DIVISION       ASSET ALLOCATION DIVISION        INTERNATIONAL DIVISION
                    --------------------------  ----------------------------  -------------------------------
                      1996     1995     1994      1996      1995      1994      1996       1995       1994
                    --------  -------  -------  ---------  -------  --------  ---------  ---------  ---------
Total Gross
Deposits..........  $733,741  645,709  709,715  1,113,363  934,273   949,062  2,348,721  2,169,672  1,541,653
Surrenders and
Withdrawals.......   (60,672) (79,292) (23,660)  (136,639) (70,577)  (70,137)  (251,775)  (169,223)  (117,514)
Transfers Between
Funds and General
Account...........  (216,253) (83,942)   3,318    (28,327) (69,060) (129,653)   (25,778)  (336,376)   401,947
                    --------  -------  -------  ---------  -------  --------  ---------  ---------  ---------
Total Gross
Deposits net of
Surrenders,
Withdrawals, and
Transfers.........   456,816  482,475  689,373    948,397  794,636   749,272  2,071,168  1,664,073  1,826,086
Deductions:
 Premium Expense
 Charges..........    18,583   16,357   17,148     28,198   23,667    23,072     59,486     54,964     36,641
 Monthly Expense
 Charges..........     7,045    9,296    8,760     13,361   11,865    10,921     22,923     20,606     18,102
 Cost of Insurance
 and Optional
 Benefits.........   206,980  193,323  181,076    277,207  227,999   190,725    475,124    397,284    290,534
                    --------  -------  -------  ---------  -------  --------  ---------  ---------  ---------
  Total
  Deductions......   232,608  218,976  206,984    318,766  263,531   224,718    557,533    472,854    345,277
                    --------  -------  -------  ---------  -------  --------  ---------  ---------  ---------
Net Deposits from
Policyholders.....  $224,208  263,499  482,389    629,631  531,105   524,554  1,513,635  1,191,219  1,480,809
                    ========  =======  =======  =========  =======  ========  =========  =========  =========
                           GROWTH DIVISION
                    --------------------------------
                      1996       1995       1994
                    ---------- ---------- ----------
Total Gross
Deposits..........  5,503,055  4,466,543  3,968,822
Surrenders and
Withdrawals.......   (697,754)  (518,645)  (326,112)
Transfers Between
Funds and General
Account...........   (587,547)  (241,620)  (555,060)
                    ---------- ---------- ----------
Total Gross
Deposits net of
Surrenders,
Withdrawals, and
Transfers.........  4,217,754  3,706,278  3,087,650
Deductions:
 Premium Expense
 Charges..........    139,376    113,148     95,964
 Monthly Expense
 Charges..........     62,381     55,599     49,095
 Cost of Insurance
 and Optional
 Benefits.........  1,313,170  1,083,441    866,377
                    ---------- ---------- ----------
  Total
  Deductions......  1,514,927  1,252,188  1,011,436
                    ---------- ---------- ----------
Net Deposits from
Policyholders.....  2,702,827  2,454,090  2,076,214
                    ========== ========== ==========
Total Gross
Deposits..........
Surrenders and
Withdrawals.......
Transfers Between
Funds and General
Account...........
Total Gross
Deposits net of
Surrenders,
Withdrawals, and
Transfers.........
Deductions:
 Premium Expense
 Charges..........
 Monthly Expense
 Charges..........
 Cost of Insurance
 and Optional
 Benefits.........
  Total
  Deductions......
Net Deposits from
Policyholders.....

                           PARAGON SEPARATE ACCOUNT A

                            SCHEDULE OF INVESTMENTS

                               DECEMBER 31, 1996

                                               NUMBER     MARKET
                                              OF SHARES    VALUE       COST
                                              --------- ----------- -----------
AMERICAN VARIABLE INSURANCE SERIES:
  Cash Management Division...................  122,829  $ 1,354,799 $ 1,267,873
  High-Yield Bond Division...................  178,427    2,567,564   2,042,790
  Growth-Income Division.....................  442,326   14,446,373   9,780,473
  Growth Division............................  482,301   19,113,586  13,436,371
  U.S. Government/AAA-Rated Division.........  184,270    2,019,595   1,767,491
  Asset Allocation Division..................  299,068    4,166,019   3,029,726
  International Division.....................  489,262    7,382,970   5,801,014




                 See Accompanying Independent Auditors' Report.

                                   APPENDIX A

                ILLUSTRATIONS OF DEATH BENEFITS AND CASH VALUES

  The following tables illustrate how the Cash Value, Cash Surrender Value and Death Benefit of a Policy change with the investment experience of a Division of the Separate Account. The tables show how the Cash Value, Cash Surrender Value, and Death Benefit of a Policy issued to an Insured of a given age and at a given premium would vary over time if the investment return on the assets held in each Division of the Separate Account were a uniform, gross, after-tax annual rate of 0%, 6% or 12%. The tables illustrate a Policy issued to Insureds, age 30 and 50, in a group that is 70% male, 30% female. The Cash Values, Cash Surrender Values and Death Benefits would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual Policy years.

  The Cash Value column under the "Guaranteed" heading shows the accumulated value of the premiums paid reflecting deduction of the premium expense charge, the monthly administrative charge and monthly charges for the cost of insurance based on the 125% of the maximum allowed under the 1980 Commissioners Standard Ordinary Mortality Table C. The "Cash Surrender Value" column under the "Guaranteed" heading shows the projected Cash Surrender Values of the Policy, which are calculated by taking the Cash Value under the "Guaranteed" heading and deducting any applicable contingent deferred sales charges under the Policies. The "Cash Value" column under the "Current" heading shows the accumulated value of the premiums paid reflecting deduction of the premium expense charge, the monthly administrative charge and monthly charges for the cost of insurance at the current level for a group that is 70% male, 30% female, which is less than or equal to the guaranteed rates of 125% of the maximum allowed by the 1980 Commissioners Standard Ordinary Mortality Table C. These cost of insurance rates illustrated at the current level as described would range from 44% to 81% of the guaranteed rates depending upon attained age. The "Cash Surrender Value" column under the "Current" heading shows the projected Cash Surrender Value of the Policy, which is calculated by taking the Cash Value under the "Current" heading and deducting any applicable contingent deferred sales charge. The illustrations of Death Benefits reflect the above assumptions. The Death Benefits also vary between tables depending upon whether Level Type (Option A) or Increasing Type (Option B) Death Benefits are illustrated. These illustrations also show how these benefits compare with amounts which would accumulate if premiums were invested to earn interest (after taxes) at 5.00% compounded annually.

  The amounts shown for the Cash Value, Cash Surrender Value, and Death Benefit reflect the fact that the investment rate of return is lower than the gross after-tax return on the assets held in a Division of the Separate Account. The charges include a .90% charge for mortality and expense risk, an investment advisory fee of .480%, representing the average of the fees incurred by the seven Funds in which the Account invests is applicable to each Fund (the actual investment advisory fee is shown in the Fund prospectus) and a .029% charge that is an estimate of the Funds' expenses based on expenses on an average of the actual expenses incurred in fiscal year 1996. After deduction for these amounts, the illustrated gross annual investment rates of return of 0%, 6% and 12% correspond to approximate net annual rates of -1.409%, 4.591%, and 10.591%, respectively. The Fund has no expense reimbursement arrangement with Capital or the Company.

  The values reflect a premium expense charge of 2.5%, contingent deferred sales charge of 25%, and a charge for premium taxes of 2%.

  The hypothetical values shown in the tables do not reflect any charges for federal income taxes against the Separate Account, since the Company is not currently making any such charges. However, such charges may be made in the future and, in that event, the gross annual investment rate of return of the divisions of the Separate Account would have to exceed 0%, 6%, and 12% by an amount sufficient to cover the tax charges in order to produce the Death Benefit and Cash Value illustrated. (See "Federal Tax Matters.")

  The tables illustrate the Policy values that would result based upon the investment rates of return if premiums are paid as indicated, and if no Policy loans have been made. The tables are also based on the assumptions that the Owner has not requested an increase or decrease in the Face Amount, that no partial withdrawals have been made, and that no transfer charges were incurred.

  Upon request, the Company will provide a comparable illustration based upon the proposed Insured's age, group size and gender mix, the Face Amount and premium requested, and the proposed frequency of premium payments.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $252,000.00                      AGE: 30
DEATH BENEFIT OPTION: A                                   ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 2.50%                             $2,400.00
CONTINGENT DEFERRED SALES CHARGE: 25.00%              (MONTHLY PREMIUM: $200.00)
                                                          PREMIUM TAX: 2.00%

                          FOR SEPARATE ACCOUNT A--A HYPOTHETICAL GROSS
                       ANNUAL RATE OF RETURN @ 0.00% (NET RATE @ -1.409%)
                      -----------------------------------------------------
                             GUARANTEED*                 CURRENT**
                      -------------------------- --------------------------
                        CASH                       CASH
             PREMIUM  SURRENDER  CASH    DEATH   SURRENDER  CASH    DEATH
      YEAR   @ 5.00%    VALUE    VALUE  BENEFIT    VALUE    VALUE  BENEFIT
      ----   -------- --------- ------- -------- --------- ------- --------
       1     $  2,464  $ 1,141  $ 1,741 $252,000  $ 1,390  $ 1,990 $252,000
       2        5,052    2,907    3,447  252,000    3,407    3,947  252,000
       3        7,769    4,634    5,114  252,000    5,387    5,867  252,000
       4       10,622    6,316    6,736  252,000    7,334    7,754  252,000
       5       13,618    7,951    8,311  252,000    9,242    9,602  252,000
       6       16,763    9,537    9,837  252,000   11,108   11,408  252,000
       7       20,066   11,065   11,305  252,000   12,930   13,170  252,000
       8       23,533   12,527   12,707  252,000   14,709   14,889  252,000
       9       27,175   13,920   14,040  252,000   16,444   16,564  252,000
      10       30,998   15,240   15,300  252,000   18,131   18,191  252,000
      11       35,012   16,475   16,475  252,000   19,761   19,761  252,000
      12       39,228   17,566   17,566  252,000   21,264   21,264  252,000
      13       43,653   18,567   18,567  252,000   22,703   22,703  252,000
      14       48,301   19,479   19,479  252,000   24,073   24,073  252,000
      15       53,180   20,299   20,299  252,000   25,367   25,367  252,000
      16       58,304   21,021   21,021  252,000   26,582   26,582  252,000
      17       63,683   21,644   21,644  252,000   27,716   27,716  252,000
      18       69,332   22,160   22,160  252,000   28,761   28,761  252,000
      19       75,263   22,566   22,566  252,000   29,709   29,709  252,000
      20       81,491   22,849   22,849  252,000   30,556   30,556  252,000
      25      117,624   21,923   21,923  252,000   33,029   33,029  252,000
      30      163,739   15,716   15,716  252,000   31,471   31,471  252,000

--------
   * These values reflect investment results using guaranteed cost of insurance rates.
  ** These values reflect investment results using current cost of insurance rates.

  THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICYOWNER, AND THE INVESTMENT RESULTS FOR THE FUNDS. THE CASH VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, THE INVESTMENT MANAGEMENT COMPANY OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

  ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE YEARS INDICATED AND ASSUME PREMIUMS ARE RECEIVED MONTHLY ON THE POLICY ANNIVERSARY DAY AND FURTHER ASSUME THERE IS NO POLICY INDEBTEDNESS OUTSTANDING.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $252,000.00                      AGE: 30
DEATH BENEFIT OPTION: A                                   ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 2.50%                             $2,400.00
CONTINGENT DEFERRED SALES CHARGE: 25.00%              (MONTHLY PREMIUM: $200.00)
                                                          PREMIUM TAX: 2.00%

                           FOR SEPARATE ACCOUNT A--A HYPOTHETICAL GROSS
                          ANNUAL RATE OF RETURN @ 6% (NET RATE @ 4.591%)
                      ------------------------------------------------------
                             GUARANTEED*                  CURRENT**
                      -------------------------- ---------------------------
                        CASH                       CASH
              PREM @  SURRENDER  CASH    DEATH   SURRENDER   CASH    DEATH
      YEAR    5.00%     VALUE    VALUE  BENEFIT    VALUE    VALUE   BENEFIT
      ----   -------- --------- ------- -------- --------- -------- --------
        1    $  2,464  $ 1,198  $ 1,798 $252,000 $  1,455  $  2,055 $252,000
        2       5,052    3,127    3,667  252,000    3,659     4,199  252,000
        3       7,769    5,128    5,608  252,000    5,953     6,433  252,000
        4      10,622    7,196    7,616  252,000    8,343     8,763  252,000
        5      13,618    9,334    9,694  252,000   10,827    11,187  252,000
        6      16,763   11,539   11,839  252,000   13,408    13,708  252,000
        7      20,066   13,808   14,048  252,000   16,086    16,326  252,000
        8      23,533   16,135   16,315  252,000   18,868    19,048  252,000
        9      27,175   18,518   18,638  252,000   21,755    21,875  252,000
       10      30,998   20,955   21,015  252,000   24,751    24,811  252,000
       11      35,012   23,440   23,440  252,000   27,849    27,849  252,000
       12      39,228   25,912   25,912  252,000   30,985    30,985  252,000
       13      43,653   28,432   28,432  252,000   34,227    34,227  252,000
       14      48,301   30,999   30,999  252,000   37,575    37,575  252,000
       15      53,180   33,615   33,615  252,000   41,026    41,026  252,000
       16      58,304   36,278   36,278  252,000   44,584    44,584  252,000
       17      63,683   38,988   38,988  252,000   48,253    48,253  252,000
       18      69,332   41,744   41,744  252,000   52,032    52,032  252,000
       19      75,263   44,544   44,544  252,000   55,920    55,920  252,000
       20      81,491   47,381   47,381  252,000   59,919    59,919  252,000
       25     117,624   61,820   61,820  252,000   81,678    81,678  252,000
       30     163,739   75,927   75,927  252,000  106,483   106,483  252,000

--------
   * These values reflect investment results using guaranteed cost of insurance rates.
  ** These values reflect investment results using current cost of insurance rates.

  THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICYOWNER, AND THE INVESTMENT RESULTS FOR THE FUNDS. THE CASH VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, THE INVESTMENT MANAGEMENT COMPANY OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

  ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE YEARS INDICATED AND ASSUME PREMIUMS ARE RECEIVED MONTHLY ON THE POLICY ANNIVERSARY DAY AND FURTHER ASSUME THERE IS NO POLICY INDEBTEDNESS OUTSTANDING.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $252,000.00                      AGE: 30
DEATH BENEFIT OPTION: A                                   ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 2.50%                             $2,400.00
CONTINGENT DEFERRED SALES CHARGE: 25.00%                  (MONTHLY PREMIUM:
                                                          $200.00)
                                                          PREMIUM TAX: 2.00%

                           FOR SEPARATE ACCOUNT A--A HYPOTHETICAL GROSS
                        ANNUAL RATE OF RETURN @ 12.00% (NET RATE @ 10.591%)
                      -------------------------------------------------------
                              GUARANTEED*                  CURRENT**
                      --------------------------- ---------------------------
                        CASH                        CASH
               PREM   SURRENDER   CASH    DEATH   SURRENDER   CASH    DEATH
      YEAR   @ 5.00%    VALUE    VALUE   BENEFIT    VALUE    VALUE   BENEFIT
      ----   -------- --------- -------- -------- --------- -------- --------
        1    $  2,464 $  1,254  $  1,854 $252,000 $  1,519  $  2,119 $252,000
        2       5,052    3,353     3,893  252,000    3,917     4,457  252,000
        3       7,769    5,653     6,133  252,000    6,553     7,033  252,000
        4      10,622    8,169     8,589  252,000    9,457     9,877  252,000
        5      13,618   10,923    11,283  252,000   12,650    13,010  252,000
        6      16,763   13,937    14,237  252,000   16,160    16,460  252,000
        7      20,066   17,229    17,469  252,000   20,018    20,258  252,000
        8      23,533   20,824    21,004  252,000   24,264    24,444  252,000
        9      27,175   24,749    24,869  252,000   28,937    29,057  252,000
       10      30,998   29,036    29,096  252,000   34,079    34,139  252,000
       11      35,012   33,717    33,717  252,000   39,733    39,733  252,000
       12      39,228   38,776    38,776  252,000   45,884    45,884  252,000
       13      43,653   44,318    44,318  252,000   52,657    52,657  252,000
       14      48,301   50,398    50,398  252,000   60,118    60,118  252,000
       15      53,180   57,077    57,077  252,000   68,334    68,334  252,000
       16      58,304   64,422    64,422  252,000   77,392    77,392  252,000
       17      63,683   72,509    72,509  252,000   87,385    87,385  252,000
       18      69,332   81,422    81,422  252,000   98,415    98,415  252,000
       19      75,263   91,259    91,259  252,000  110,596   110,596  252,000
       20      81,491  102,125   102,125  252,000  124,062   124,062  252,000
       25     117,624  176,636   176,636  277,319  215,518   215,518  338,364
       30     163,739  298,511   298,511  400,005  364,161   364,161  487,976

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICYOWNER, AND THE INVESTMENT RESULTS FOR THE FUNDS. THE CASH VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, THE INVESTMENT MANAGEMENT COMPANY OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

  ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE YEARS INDICATED AND ASSUME PREMIUMS ARE RECEIVED MONTHLY ON THE POLICY ANNIVERSARY DAY AND FURTHER ASSUME THERE IS NO POLICY INDEBTEDNESS OUTSTANDING.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $99,000.00                       AGE: 50
DEATH BENEFIT OPTION: A                                   ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 2.50%                             $2,400.00
CONTINGENT DEFERRED SALES CHARGE: 25.00%              (MONTHLY PREMIUM: $200.00)
                                                          PREMIUM TAX: 2.00%

                         FOR SEPARATE ACCOUNT A--A HYPOTHETICAL GROSS
                      ANNUAL RATE OF RETURN @ 0.00% (NET RATE @ -1.409%)
                      ---------------------------------------------------
                             GUARANTEED*                CURRENT**
                      ------------------------- -------------------------
                        CASH                      CASH
              PREM @  SURRENDER  CASH    DEATH  SURRENDER  CASH    DEATH
      YEAR    5.00%     VALUE    VALUE  BENEFIT   VALUE    VALUE  BENEFIT
      ----   -------- --------- ------- ------- --------- ------- -------
       1     $  2,464  $   881  $ 1,481 $99,000  $ 1,163  $ 1,763 $99,000
       2        5,052    2,350    2,890  99,000    2,924    3,464  99,000
       3        7,769    3,741    4,221  99,000    4,619    5,099  99,000
       4       10,622    5,049    5,469  99,000    6,248    6,668  99,000
       5       13,618    6,268    6,628  99,000    7,810    8,170  99,000
       6       16,763    7,399    7,699  99,000    9,291    9,591  99,000
       7       20,066    8,438    8,678  99,000   10,694   10,934  99,000
       8       23,533    9,386    9,566  99,000   12,016   12,196  99,000
       9       27,175   10,239   10,359  99,000   13,249   13,369  99,000
      10       30,998   10,990   11,050  99,000   14,388   14,448  99,000
      11       35,012   11,629   11,629  99,000   15,402   15,402  99,000
      12       39,228   12,079   12,079  99,000   16,244   16,244  99,000
      13       43,653   12,380   12,380  99,000   16,969   16,969  99,000
      14       48,301   12,508   12,508  99,000   17,568   17,568  99,000
      15       53,180   12,444   12,444  99,000   18,031   18,031  99,000
      16       58,304   12,174   12,174  99,000   18,336   18,336  99,000
      17       63,683   11,682   11,682  99,000   18,393   18,393  99,000
      18       69,332   10,952   10,952  99,000   18,197   18,197  99,000
      19       75,263    9,967    9,967  99,000   17,742   17,742  99,000
      20       81,491    8,685    8,685  99,000   17,017   17,017  99,000
      25      117,624        0        0       0    8,177    8,177  99,000
      30      163,739        0        0       0        0        0       0

--------
   * These values reflect investment results using guaranteed cost of insurance rates.
  ** These values reflect investment results using current cost of insurance rates.

  THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICYOWNER, AND THE INVESTMENT RESULTS FOR THE FUNDS. THE CASH VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, THE INVESTMENT MANAGEMENT COMPANY OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

  ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE YEARS INDICATED AND ASSUME PREMIUMS ARE RECEIVED MONTHLY ON THE POLICY ANNIVERSARY DAY AND FURTHER ASSUME THERE IS NO POLICY INDEBTEDNESS OUTSTANDING.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $99,000.00                       AGE: 50
DEATH BENEFIT OPTION: A                                   ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 2.50%                             $2,400.00
CONTINGENT DEFERRED SALES CHARGE: 25.00%                  (MONTHLY PREMIUM:
                                                          $200.00)
                                                          PREMIUM TAX: 2.00%

                         FOR SEPARATE ACCOUNT A--A HYPOTHETICAL GROSS
                       ANNUAL RATE OF RETURN @ 6.00% (NET RATE @ 4.591%)
                      ---------------------------------------------------
                             GUARANTEED*                CURRENT**
                      ------------------------- -------------------------
                        CASH                      CASH
               PREM   SURRENDER  CASH    DEATH  SURRENDER  CASH    DEATH
      YEAR   @ 5.00%    VALUE    VALUE  BENEFIT   VALUE    VALUE  BENEFIT
      ----   -------  --------- ------- ------- --------- ------- -------
        1    $  2,464  $   929  $ 1,529 $99,000  $ 1,221  $ 1,821 $99,000
        2       5,052    2,537    3,077  99,000    3,147    3,687  99,000
        3       7,769    4,158    4,638  99,000    5,117    5,597  99,000
        4      10,622    5,786    6,206  99,000    7,133    7,553  99,000
        5      13,618    7,417    7,777  99,000    9,195    9,555  99,000
        6      16,763    9,054    9,354  99,000   11,293   11,593  99,000
        7      20,066   10,691   10,931  99,000   13,433   13,673  99,000
        8      23,533   12,333   12,513  99,000   15,613   15,793  99,000
        9      27,175   13,976   14,096  99,000   17,830   17,950  99,000
       10      30,998   15,615   15,675  99,000   20,083   20,143  99,000
       11      35,012   17,244   17,244  99,000   22,347   22,347  99,000
       12      39,228   18,788   18,788  99,000   24,578   24,578  99,000
       13      43,653   20,289   20,289  99,000   26,837   26,837  99,000
       14      48,301   21,731   21,731  99,000   29,124   29,124  99,000
       15      53,180   23,097   23,097  99,000   31,437   31,437  99,000
       16      58,304   24,377   24,377  99,000   33,767   33,767  99,000
       17      63,683   25,561   25,561  99,000   36,051   36,051  99,000
       18      69,332   26,641   26,641  99,000   38,297   38,297  99,000
       19      75,263   27,603   27,603  99,000   40,517   40,517  99,000
       20      81,491   28,420   28,420  99,000   42,720   42,720  99,000
       25     117,624   28,517   28,517  99,000   53,577   53,577  99,000
       30     163,739   13,359   13,359  99,000   63,816   63,816  99,000

--------
   * These values reflect investment results using guaranteed cost of insurance rates.
  ** These values reflect investment results using current cost of insurance rates.

  THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICYOWNER, AND THE INVESTMENT RESULTS FOR THE FUNDS. THE CASH VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, THE INVESTMENT MANAGEMENT COMPANY OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

  ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE YEARS INDICATED AND ASSUME PREMIUMS ARE RECEIVED MONTHLY ON THE POLICY ANNIVERSARY DAY AND FURTHER ASSUME THERE IS NO POLICY INDEBTEDNESS OUTSTANDING.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $99,000.00                       AGE: 50
DEATH BENEFIT OPTION: A                                   ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 2.50%                             $2,400.00
CONTINGENT DEFERRED SALES CHARGE: 25.00%                  (MONTHLY PREMIUM:
                                                          $200.00)
                                                          PREMIUM TAX: 2.00%

                           FOR SEPARATE ACCOUNT A--A HYPOTHETICAL GROSS
                        ANNUAL RATE OF RETURN @ 12.00% (NET RATE @ 10.591%)
                      -------------------------------------------------------
                              GUARANTEED*                  CURRENT**
                      --------------------------- ---------------------------
                        CASH                        CASH
               PREM   SURRENDER   CASH    DEATH   SURRENDER   CASH    DEATH
      YEAR   @ 5.00%    VALUE    VALUE   BENEFIT    VALUE    VALUE   BENEFIT
      ----   -------  --------- -------- -------- --------- -------- --------
        1    $  2,464 $    976  $  1,576 $ 99,000 $  1,277  $  1,877 $ 99,000
        2       5,052    2,728     3,268   99,000    3,374     3,914   99,000
        3       7,769    4,600     5,080   99,000    5,647     6,127   99,000
        4      10,622    6,602     7,022   99,000    8,112     8,532   99,000
        5      13,618    8,744     9,104   99,000   10,791    11,151   99,000
        6      16,763   11,046    11,346   99,000   13,698    13,998   99,000
        7      20,066   13,523    13,763   99,000   16,861    17,101   99,000
        8      23,533   16,201    16,381   99,000   20,312    20,492   99,000
        9      27,175   19,106    19,226   99,000   24,078    24,198   99,000
       10      30,998   22,262    22,322   99,000   28,198    28,258   99,000
       11      35,012   25,698    25,698   99,000   32,695    32,695   99,000
       12      39,228   29,383    29,383   99,000   37,575    37,575   99,000
       13      43,653   33,409    33,409   99,000   42,961    42,961   99,000
       14      48,301   37,819    37,819   99,000   48,923    48,923   99,000
       15      53,180   42,668    42,668   99,000   55,549    55,549   99,000
       16      58,304   48,030    48,030   99,000   62,933    62,933   99,000
       17      63,683   53,995    53,995   99,000   71,166    71,166   99,000
       18      69,332   60,675    60,675   99,000   80,417    80,417   99,000
       19      75,263   68,204    68,204   99,000   90,825    90,825  106,266
       20      81,491   76,741    76,741   99,000  102,296   102,296  118,663
       25     117,624  137,854   137,854  147,504  179,942   179,942  192,538
       30     163,739  238,315   238,315  250,230  307,370   307,370  322,738

--------
   * These values reflect investment results using guaranteed cost of insurance rates.
  ** These values reflect investment results using current cost of insurance rates.

  THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICYOWNER, AND THE INVESTMENT RESULTS FOR THE FUNDS. THE CASH VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, THE INVESTMENT MANAGEMENT COMPANY OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

  ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE YEARS INDICATED AND ASSUME PREMIUMS ARE RECEIVED MONTHLY ON THE POLICY ANNIVERSARY DAY AND FURTHER ASSUME THERE IS NO POLICY INDEBTEDNESS OUTSTANDING.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE


FACE AMOUNT OF COVERAGE: $109,000.00                      AGE: 30
DEATH BENEFIT OPTION: B                                   ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 2.50%                             $2,400.00
CONTINGENT DEFERRED SALES CHARGE: 25.00%                  (MONTHLY PREMIUM:
                                                          $200.00)
                                                          PREMIUM TAX: 2.00%

                          FOR SEPARATE ACCOUNT A--A HYPOTHETICAL GROSS
                       ANNUAL RATE OF RETURN @ 0.00% (NET RATE @ -1.409%)
                      -----------------------------------------------------
                             GUARANTEED*                 CURRENT**
                      -------------------------- --------------------------
                        CASH                       CASH
             PREMIUM  SURRENDER  CASH    DEATH   SURRENDER  CASH    DEATH
      YEAR   @ 5.00%    VALUE    VALUE  BENEFIT    VALUE    VALUE  BENEFIT
      ----   -------- --------- ------- -------- --------- ------- --------
       1     $  2,464  $ 1,422  $ 2,022 $111,022  $ 1,530  $ 2,130 $111,130
       2        5,052    3,470    4,010  113,010    3,688    4,228  113,228
       3        7,769    5,482    5,962  114,962    5,811    6,291  115,291
       4       10,622    7,456    7,876  116,876    7,902    8,322  117,322
       5       13,618    9,390    9,750  118,750    9,957   10,317  119,317
       6       16,763   11,284   11,584  120,584   11,976   12,276  121,276
       7       20,066   13,134   13,374  122,374   13,958   14,198  123,198
       8       23,533   14,937   15,117  124,117   15,904   16,084  125,084
       9       27,175   16,690   16,810  125,810   17,812   17,932  126,932
      10       30,998   18,393   18,453  127,453   19,683   19,743  128,743
      11       35,012   20,040   20,040  129,040   21,510   21,510  130,510
      12       39,228   21,572   21,572  130,572   23,231   23,231  132,231
      13       43,653   23,045   23,045  132,045   24,905   24,905  133,905
      14       48,301   24,461   24,461  133,461   26,531   26,531  135,531
      15       53,180   25,818   25,818  134,818   28,106   28,106  137,106
      16       58,304   27,113   27,113  136,113   29,627   29,627  138,627
      17       63,683   28,346   28,346  137,346   31,094   31,094  140,094
      18       69,332   29,514   29,514  138,514   32,504   32,504  141,504
      19       75,263   30,615   30,615  139,615   33,851   33,851  142,851
      20       81,491   31,644   31,644  140,644   35,135   35,135  144,135
      25      117,624   35,490   35,490  144,490   40,480   40,480  149,480
      30      163,739   36,646   36,646  145,646   45,533   43,533  152,533

--------
   * These values reflect investment results using guaranteed cost of insurance rates.
  ** These values reflect investment results using current cost of insurance rates.

  THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICYOWNER, AND THE INVESTMENT RESULTS FOR THE FUNDS. THE CASH VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, THE INVESTMENT MANAGEMENT COMPANY OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

  ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE YEARS INDICATED AND ASSUME PREMIUMS ARE RECEIVED MONTHLY ON THE POLICY ANNIVERSARY DAY AND FURTHER ASSUME THERE IS NO POLICY INDEBTEDNESS OUTSTANDING.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $109,000.00                      AGE: 30
DEATH BENEFIT OPTION: B                                   ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 2.50%                             $2,400.00
CONTINGENT DEFERRED SALES CHARGE: 25.00%                  (MONTHLY PREMIUM:
                                                          $200.00)
                                                          PREMIUM TAX: 2.00%

                           FOR SEPARATE ACCOUNT A--A HYPOTHETICAL GROSS
                         ANNUAL RATE OF RETURN @ 6.00% (NET RATE @ 4.591%)
                      -------------------------------------------------------
                              GUARANTEED*                  CURRENT**
                      --------------------------- ---------------------------
                        CASH                        CASH
               PREM   SURRENDER   CASH    DEATH   SURRENDER   CASH    DEATH
      YEAR   @ 5.00%    VALUE    VALUE   BENEFIT    VALUE    VALUE   BENEFIT
      ----   -------- --------- -------- -------- --------- -------- --------
        1    $  2,464 $  1,488  $  2,088 $111,088 $  1,600  $  2,200 $111,200
        2       5,052    3,726     4,266  113,266    3,958     4,498  113,498
        3       7,769    6,056     6,536  115,536    6,416     6,896  115,896
        4      10,622    8,479     8,899  117,899    8,981     9,401  118,401
        5      13,618   10,997    11,357  120,357   11,654    12,014  121,014
        6      16,763   13,614    13,914  122,914   14,439    14,739  123,739
        7      20,066   16,330    16,570  125,570   17,339    17,579  126,579
        8      23,533   19,145    19,325  128,325   20,359    20,539  129,539
        9      27,175   22,061    22,181  131,181   23,505    23,625  132,625
       10      30,998   25,081    25,141  134,141   26,780    26,840  135,840
       11      35,012   28,202    28,202  137,202   30,185    30,185  139,185
       12      39,228   31,370    31,370  140,370   33,661    33,661  142,661
       13      43,653   34,646    34,646  143,646   37,273    37,273  146,273
       14      48,301   38,034    38,034  147,034   41,026    41,026  150,026
       15      53,180   41,537    41,537  150,537   44,921    44,921  153,921
       16      58,304   45,158    45,158  154,158   48,964    48,964  157,964
       17      63,683   48,899    48,899  157,899   53,158    53,158  162,158
       18      69,332   52,763    52,763  161,763   57,507    57,507  166,507
       19      75,263   56,752    56,752  165,752   62,012    62,012  171,012
       20      81,491   60,867    60,867  169,867   66,677    66,677  175,677
       25     117,624   83,247    83,247  192,247   92,524    92,524  201,524
       30     163,739  108,464   108,464  217,464  122,669   122,669  231,669

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICYOWNER, AND THE INVESTMENT RESULTS FOR THE FUNDS. THE CASH VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, THE INVESTMENT MANAGEMENT COMPANY OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

  ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE YEARS INDICATED AND ASSUME PREMIUMS ARE RECEIVED MONTHLY ON THE POLICY ANNIVERSARY DAY AND FURTHER ASSUME THERE IS NO POLICY INDEBTEDNESS OUTSTANDING.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $109,000.00                      AGE: 30
DEATH BENEFIT OPTION: B                                   ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 2.50%                             $2,400.00
CONTINGENT DEFERRED SALES CHARGE: 25.00%                  (MONTHLY PREMIUM:
                                                          $200.00)
                                                          PREMIUM TAX: 2.00%

                           FOR SEPARATE ACCOUNT A--A HYPOTHETICAL GROSS
                        ANNUAL RATE OF RETURN @ 12.00% (NET RATE @ 10.591%)
                      -------------------------------------------------------
                              GUARANTEED*                  CURRENT**
                      --------------------------- ---------------------------
                        CASH                        CASH
               PREM   SURRENDER   CASH    DEATH   SURRENDER   CASH    DEATH
      YEAR   @ 5.00%    VALUE    VALUE   BENEFIT    VALUE    VALUE   BENEFIT
      ----   -------- --------- -------- -------- --------- -------- --------
        1    $  2,464 $  1,553  $  2,153 $111,153 $  1,668  $  2,268 $111,268
        2       5,052    3,988     4,528  113,528    4,234     4,774  113,774
        3       7,769    6,666     7,146  116,146    7,059     7,539  116,539
        4      10,622    9,609    10,029  119,029   10,174    10,594  119,594
        5      13,618   12,845    13,205  122,205   13,605    13,965  122,965
        6      16,763   16,402    16,702  125,702   17,384    17,684  126,684
        7      20,066   20,311    20,551  129,551   21,548    21,788  130,788
        8      23,533   24,604    24,784  133,784   26,136    26,316  135,316
        9      27,175   29,319    29,439  138,439   31,192    31,312  140,312
       10      30,998   34,498    34,558  143,558   36,765    36,825  145,825
       11      35,012   40,185    40,185  149,185   42,904    42,904  151,904
       12      39,228   46,372    46,372  155,372   49,602    49,602  158,602
       13      43,653   53,177    53,177  162,177   56,987    56,987  165,987
       14      48,301   60,662    60,662  169,662   65,128    65,128  174,128
       15      53,180   68,899    68,899  177,899   74,100    74,100  183,100
       16      58,304   77,963    77,963  186,963   83,990    83,990  192,990
       17      63,683   87,941    87,941  196,941   94,893    94,893  203,893
       18      69,332   98,925    98,925  207,925  106,911   106,911  217,030
       19      75,263  111,020   111,020  220,020  120,150   120,150  236,695
       20      81,491  124,331   124,331  237,473  134,721   134,721  257,317
       25     117,624  213,635   213,635  335,408  232,873   232,873  365,611
       30     163,739  357,997   357,997  479,716  392,312   392,312  525,699

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICYOWNER, AND THE INVESTMENT RESULTS FOR THE FUNDS. THE CASH VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, THE INVESTMENT MANAGEMENT COMPANY OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

  ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE YEARS INDICATED AND ASSUME PREMIUMS ARE RECEIVED MONTHLY ON THE POLICY ANNIVERSARY DAY AND FURTHER ASSUME THERE IS NO POLICY INDEBTEDNESS OUTSTANDING.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $45,000.00                       AGE: 50
DEATH BENEFIT OPTION: B                                   ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 2.50%                             $2,400.00
CONTINGENT DEFERRED SALES CHARGE: 25.00%                  (MONTHLY PREMIUM:
                                                          $200.00)

                                                          PREMIUM TAX: 2.00%

                        FOR SEPARATE ACCOUNT A--A HYPOTHETICAL GROSS
                     ANNUAL RATE OF RETURN @ 0.00% (NET RATE @ -1.409%)
                     ---------------------------------------------------
                            GUARANTEED*                CURRENT**
                     ------------------------- -------------------------
                       CASH                      CASH
              PREM   SURRENDER  CASH    DEATH  SURRENDER  CASH    DEATH
      YEAR   @ 5.00%   VALUE    VALUE  BENEFIT   VALUE    VALUE  BENEFIT
      ----   ------- --------- ------- ------- --------- ------- -------
        1    $ 2,464  $ 1,291  $ 1,891 $46,891  $ 1,420  $ 2,020 $47,020
        2      5,052    3,187    3,727  48,727    3,450    3,990  48,990
        3      7,769    5,024    5,504  50,504    5,429    5,909  50,909
        4     10,622    6,799    7,219  52,219    7,355    7,775  52,775
        5     13,618    8,510    8,870  53,870    9,228    9,588  54,588
        6     16,763   10,157   10,457  55,457   11,041   11,341  56,341
        7     20,066   11,738   11,978  56,978   12,794   13,034  58,034
        8     23,533   13,252   13,432  58,432   14,485   14,665  59,665
        9     27,175   14,698   14,818  59,818   16,110   16,230  61,230
       10     30,998   16,073   16,133  61,133   17,666   17,726  62,726
       11     35,012   17,372   17,372  62,372   19,136   19,136  64,136
       12     39,228   18,526   18,526  63,526   20,466   20,466  65,466
       13     43,653   19,586   19,586  64,586   21,714   21,714  66,714
       14     48,301   20,541   20,541  65,541   22,875   22,875  67,875
       15     53,180   21,384   21,384  66,384   23,944   23,944  68,944
       16     58,304   22,109   22,109  67,109   24,909   24,909  69,909
       17     63,683   22,712   22,712  67,712   25,723   25,723  70,723
       18     69,332   23,191   23,191  68,191   26,385   26,385  71,385
       19     75,263   23,541   23,541  68,541   26,897   26,897  71,897
       20     81,491   23,750   23,750  68,750   27,259   27,259  72,259
       25    117,624   21,935   21,935  66,935   26,548   26,548  71,548
       30    163,739   13,348   13,348  58,348   19,979   19,979  64,979

--------
 *These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

   THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICYOWNER, AND THE INVESTMENT RESULTS FOR THE FUNDS. THE CASH VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, THE INVESTMENT MANAGEMENT COMPANY OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER A PERIOD OF TIME.

  ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE YEARS INDICATED AND ASSUME PREMIUMS ARE RECEIVED MONTHLY ON THE POLICY ANNIVERSARY DAY AND FURTHER ASSUME THERE IS NO POLICY INDEBTEDNESS OUTSTANDING.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $45,000.00                       AGE: 50
DEATH BENEFIT OPTION: B                                   ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 2.50%                             $2,400.00
CONTINGENT DEFERRED SALES CHARGE: 25.00%                  (MONTHLY PREMIUM:
                                                          $200.00)
                                                          PREMIUM TAX: 2.00%

                       FOR SEPARATE ACCOUNT A--A HYPOTHETICAL GROSS
                     ANNUAL RATE OF RETURN @ 6.00% (NET RATE @ 4.591%)
                     -------------------------------------------------
                           GUARANTEED*               CURRENT**
                     ------------------------ ------------------------
                       CASH                     CASH
              PREM   SURRENDER  CASH   DEATH  SURRENDER  CASH   DEATH
      YEAR   @ 5.00%   VALUE   VALUE  BENEFIT   VALUE   VALUE  BENEFIT
      ----   ------- --------- ------ ------- --------- ------ -------
        1    $ 2,464   1,352    1,952  46,952   1,486    2,086  47,086
        2      5,052   3,425    3,965  48,965   3,706    4,246  49,246
        3      7,769   5,557    6,037  51,037   6,000    6,480  51,480
        4     10,622   7,745    8,165  53,165   8,371    8,791  53,791
        5     13,618   9,990   10,350  55,350  10,819   11,179  56,179
        6     16,763  12,293   12,593  57,593  13,342   13,642  58,642
        7     20,066  14,654   14,894  59,894  15,941   16,181  61,181
        8     23,533  17,074   17,254  62,254  18,619   18,799  63,799
        9     27,175  19,553   19,673  64,673  21,372   21,492  66,492
       10     30,998  22,090   22,150  67,150  24,199   24,259  69,259
       11     35,012  24,681   24,681  69,681  27,087   27,087  72,087
       12     39,228  27,259   27,259  72,259  29,983   29,983  74,983
       13     43,653  29,876   29,876  74,876  32,947   32,947  77,947
       14     48,301  32,520   32,520  77,520  35,975   35,975  80,975
       15     53,180  35,183   35,183  80,183  39,064   39,064  84,064
       16     58,304  37,860   37,860  82,860  42,205   42,205  87,205
       17     63,683  40,544   40,544  85,544  45,346   45,346  90,346
       18     69,332  43,233   43,233  88,233  48,488   48,488  93,488
       19     75,263  45,920   45,920  90,920  51,630   51,630  96,630
       20     81,491  48,590   48,590  93,590  54,769   54,769  99,769
       25    117,624  60,784   60,784 105,784  70,055   70,055 115,055
       30    163,739  68,140   68,140 113,140  82,444   82,444 127,444

--------
  * These values reflect investment results using guaranteed cost of insurance rates.
 ** These values reflect investment results using current cost of insurance rates.

  THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICYOWNER, AND THE INVESTMENT RESULTS FOR THE FUNDS. THE CASH VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, THE INVESTMENT MANAGEMENT COMPANY OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

  ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE YEARS INDICATED AND ASSUME PREMIUMS ARE RECEIVED MONTHLY ON THE POLICY ANNIVERSARY DAY AND FURTHER ASSUME THERE IS NO POLICY INDEBTEDNESS OUTSTANDING.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $45,000.00                       AGE: 50
DEATH BENEFIT OPTION: B                                   ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 2.50%                             $2,400.00
CONTINGENT DEFERRED SALES CHARGE: 25.00%                      (MONTHLY PREMIUM:
                                                                       $200.00)
                                                          PREMIUM TAX: 2.00%


                           FOR SEPARATE ACCOUNT A--A HYPOTHETICAL GROSS
                        ANNUAL RATE OF RETURN @ 12.00% (NET RATE @ 10.591%)
                      -------------------------------------------------------
                              GUARANTEED*                  CURRENT**
                      --------------------------- ---------------------------
                        CASH                        CASH
               PREM   SURRENDER   CASH    DEATH   SURRENDER   CASH    DEATH
      YEAR   @ 5.00%    VALUE    VALUE   BENEFIT    VALUE    VALUE   BENEFIT
      ----   -------  --------- -------- -------- --------- -------- --------
        1    $  2,464 $  1,413  $  2,013 $ 47,013 $  1,551  $  2,151 $ 47,151
        2       5,052    3,669     4,209   49,209    3,967     4,507   49,507
        3       7,769    6,123     6,603   51,603    6,607     7,087   52,087
        4      10,622    8,791     9,211   54,211    9,493     9,913   54,913
        5      13,618   11,693    12,053   57,053   12,649    13,009   58,009
        6      16,763   14,852    15,152   60,152   16,097    16,397   61,397
        7      20,066   18,293    18,533   63,533   19,866    20,106   65,106
        8      23,533   22,044    22,224   67,224   23,988    24,168   69,168
        9      27,175   26,136    26,256   71,256   28,495    28,615   73,615
       10      30,998   30,600    30,660   75,660   33,422    33,482   78,482
       11      35,012   35,469    35,469   80,469   38,796    38,796   83,796
       12      39,228   40,717    40,717   85,717   44,610    44,610   89,610
       13      43,653   46,438    46,438   91,438   50,972    50,972   95,972
       14      48,301   52,670    52,670   97,670   57,935    57,935  102,935
       15      53,180   59,457    59,457  104,457   65,555    65,555  110,555
       16      58,304   66,852    66,852  111,852   73,889    73,889  118,889
       17      63,683   74,912    74,912  119,912   82,959    82,959  127,959
       18      69,332   83,704    83,704  128,704   92,844    92,844  137,844
       19      75,263   93,299    93,299  138,299  103,627   103,627  148,627
       20      81,491  103,769   103,769  148,769  115,403   115,403  160,403
       25     117,624  171,889   171,889  216,889  192,889   192,889  237,889
       30     163,739  275,693   275,693  320,693  313,541   313,541  358,541

--------
  * These values reflect investment results using guaranteed cost of insurance rates.
 ** These values reflect investment results using current cost of insurance rates.

  THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICYOWNER, AND THE INVESTMENT RESULTS FOR THE FUNDS. THE CASH VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, THE INVESTMENT MANAGEMENT COMPANY OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

  ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE YEARS INDICATED AND ASSUME PREMIUMS SHOWN ARE RECEIVED MONTHLY ON THE POLICY ANNIVERSARY DAY AND FURTHER ASSUME THERE IS NO POLICY INDEBTEDNESS OUTSTANDING.

                                    PART II

                          UNDERTAKING TO FILE REPORTS

     Subject to the terms and conditions of Section 15(d) of the Securities and Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore, or hereafter duly adopted pursuant to authority conferred in that section.

                              RULE 484 UNDERTAKING

     Article III, Section 13 of the Company's Bylaws provide: "The Corporation may indemnify any person who is made a party to any civil or criminal suit, or made a subject of any administrative or investigative proceeding by reason of the fact that he is or was a director, officer, or agent of the Corporation. This indemnity may extend to expenses, including attorney's fees, judgments, fine, and amounts paid in settlement. The indemnity shall not be available to persons being sued by or upon the information of the Corporation not to person who are being investigated by the Corporation. The indemnity shall be discretionary with the Board of Directors and shall not be granted until the Board of Directors has made a determination that the person who would be indemnified acted in good faith and in a manner he reasonably believed to be in the best interest of the Corporation. The Corporation shall have such other and further powers of indemnification as are not inconsistent with the laws of Missouri."

     Insofar as indemnification for liability arising under the Securities Act of l933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the Charter and Articles of Incorporation of the Company, the By-Laws of the Company, agreement, statute, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                   REPRESENTATION CONCERNING FEES AND CHARGES


      Paragon Life Insurance Company hereby represents that the fees and charges deducted under the terms of the Contract are, in the aggregate, reasonable in relationship to the services rendered, the expenses expected, and the risks assumed by Paragon.

                      CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following Papers and Documents:

     The facing sheet.
     The Prospectus consisting of 79 pages.
     The undertaking to file reports required by Section 15(d),
      1934 Act.
     The undertaking pursuant to Rule 484.
     Representation concerning fees and charges.
     The signatures.
     The following exhibits:

1. The following exhibits correspond in number to the numbers under paragraph A of the instructions as to exhibits for Form N-8B-2:

     (1) Resolution of the Board of Directors of the Company authorizing establishment of the Separate Account. 1

     (2) (a) Proposed form of Underwriting Agreement. 2

         (b) Proposed form of Selling Agreement. 2

         (c) Commission Schedule. 2

     (4) Not applicable.

     (5) (a) Proposed form of Group Contract. 2

     (6) (a) Amended Charter and Articles of Incorporation of the Company. 3

         (b) By-Laws of the Company. 1

     (7) Not applicable.

     (8) Series Participation Agreement. 2

     (9) Not applicable.

     (10)(a) Form of Application for Group Contract. 2

         (b) Form of Application for Individual Insurance
             Guaranteed Issue (Group Contract). 2

2. Memorandum describing the Company's issuance, transfer, and redemption procedures for the Policies and the Company's procedure for conversion to a fixed benefit policy. 2

3. The following exhibits are numbered to correspond to the numbers in the instructions as to exhibits for Form S-6.

          (1) See above.

          (2) See Exhibit 1(5).

          (3) Opinion of Matthew P. McCauley, Esquire, General
              Counsel of Paragon Life Insurance Company. 2

          (4) No financial statements are omitted from the Prospectus pursuant to Instruction 1(b) or (c) of Part I.

          (5) Not applicable.

4. Opinion and consent of Craig K. Nordyke, F.S.A., M.A.A.A., Vice President and Chief Actuary. 4

5. The consent of KPMG Peat Marwick LLP, Independent Certified Public Accountants. 4

6.  Written consent of Sutherland, Asbill & Brennan. 4

7. Original powers of attorney authorizing Matthew P. McCauley, Carl H. Anderson, and Craig K. Nordyke, and each of them singly, to sign this Registration Statement and Amendments thereto on behalf of the Board of Directors of Paragon Life Insurance Company. 3


1     Incorporated by reference to the initial Registration
      Statement in File No. 33-l834l.

2 Incorporated by reference to the Registration Statement in File No. 33-27242.

3 Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement in File 33-l834l, Filed on
      March 18, 1988.

4     Filed herewith.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, Paragon Life Insurance Company and Separate Account A of Paragon Life Insurance Company certify that they meet all the requirements for effectiveness of this amended Registration Statement pursuant to Rule 485(b) under the Securities Act of l933 and have duly caused this amended Registration Statement to be signed on their behalf by the undersigned thereunto duly authorized, and the seal of Paragon Life Insurance Company to be hereunto affixed and attested, all in the City of St. Louis, State of Missouri, on the 17 day of April, 1997.


(Seal)                                 Paragon Life Insurance Company


Attest: /s/_________________           By: /s/_______________________
        Matthew P. McCauley,               Carl H. Anderson, President
        Secretary                          and Chief Executive Officer



      Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Signature               Title                                   Date


/s/                                                             4/17/97
------------------------
Carl H. Anderson        President and Director
                        (Chief Executive Officer)



/s/                                                             4/17/97
------------------------
Matthew K. Duffy        Vice President
                        and Chief Financial
                        Officer (Principal
                        Accounting Officer and
                        Principal Financial Officer)


------------------------
Warren J. Winer*        Director


------------------------
Richard A. Liddy*       Director

Signature               Title                              Date


/s/                                                        4/17/97
------------------------
Matthew P. McCauley     Vice President,
                        General Counsel,
                        Secretary and Director

/s/                                                        4/17/97
------------------------
Craig K. Nordyke        Director


------------------------
Leonard M. Rubenstein*  Director


------------------------
E. Thomas Hughes*       Director and Treasurer


------------------------
Bernard H Wolzenski*    Director


------------------------
A. Greig Woodring*      Director



By: /s/__________________                                    4/17/97
    Craig K. Nordyke


*Original powers of attorney authorizing Matthew P. McCauley, Carl H. Anderson, and Craig K. Nordyke, and each of them singly, to sign this Registration Statement and Amendments thereto on behalf of the Board of Directors of Paragon Life Insurance Company have been filed with the Securities and Exchange Commission.

33-27242

                                 EXHIBIT INDEX



Exhibit



4.        Opinion and consent of Craig K. Nordyke, F.S.A.,
          M.A.A.A., Executive Vice President and Chief
          Actuary

5.        Written consent of KPMG Peat Marwick LLP,
          Independent Certified Public Accountants.

6.        Written consent of Sutherland, Asbill & Brennan.